      As filed with the Securities and Exchange Commission on April 2, 2003


                                          1933 Act Registration No. 333-43373
                                          1940 Act Registration No. 811-08569
------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 6

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 7

                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q
                           (Exact Name of Registrant)

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802

              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: (260)455-2000


                         Elizabeth A. Frederick, Esquire
                   The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                              Post Office Box 1110
                            Fort Wayne, Indiana 46802
                           Telephone No. (260)455-2000
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Brian M. Burke, Esquire
                   The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                              Post Office Box 1110
                            Fort Wayne, Indiana 46802
                           Telephone No. (260)455-2000

            Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective:

      immediately upon filing pursuant to paragraph (b) of Rule 485
-----

 X   on 5/1/03 pursuant to paragraph (b) of Rule 485
-----

      60 days after filing pursuant to paragraph (a)(1) of Rule 485
-----
      on (date) pursuant to paragraph (a)(1) of Rule 485
-----

                      Title of securities being registered:
      Interests in a separate account under group flexible premium deferred variable annuity contracts.

                              ---------------------

Lincoln Life Variable Annuity Account Q Group Variable Annuity Contracts


Home office:

The Lincoln National Life Insurance Co.

1300 South Clinton Street
Fort Wayne, Indiana 46802
www.LincolnRetirement.com

Servicing Office:

The Lincoln National Life Insurance Co.

P.O. Box 99740
Portland, Maine 04104


This Prospectus describes the group variable annuity contracts and individual certificates that are issued by Lincoln National Life Insurance Company (Lincoln Life). They are for use with certain qualified retirement plans. Generally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value and, as permitted by the plan, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.


Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

Allocated and unallocated contracts are available. In an allocated contract, we maintain an account value on behalf of each individual participant, and the employer if requested; each participant receives a certificate. Under an unallocated contract, the employer or an administrator performs participant accounting. Allocated and unallocated contracts have different features.

All contributions for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they do not, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees investment in the contract.

The available subaccounts, and the funds, in which they invest are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risks of the funds, please refer to the Prospectus for the funds.




AllianceBernstein Variable Products Series Fund, Inc. (VP)(Class B)


  Growth Portfolio


  Technology Portfolio



American Funds Insurance Series (Class 2)


  Growth Fund


  International Fund



Baron Capital Funds Trust (Insurance Class)


  Baron Capital Asset Fund



Delaware VIP Trust


  Delaware VIP Global Bond Series (Standard Class)


  Delaware VIP Large Cap Value Series (Standard Class)




  Delaware VIP REIT Series (Standard Class)


  Delaware VIP Small Cap Value Series (Service Class)


  Delaware VIP Trend Series (Standard Class)



Fidelity(R) Variable Insurance Products (VIP)


  Contrafund(R) Portfolio (Service Class)


  Growth Portfolio (Service Class)



Janus Aspen Series (Institutional Class)


  Worldwide Growth Portfolio



Lincoln Variable Insurance Products Trust (VIP) (Standard Class)


  Aggressive Growth Fund


  Bond Fund


  Capital Appreciation Fund


  Equity Income Fund


  Global Asset Allocation Fund


  Growth and Income Fund


  International Fund


  Managed Fund


  Money Market Fund


  Social Awareness Fund


  Special Opportunities Fund



MFS(R) Variable Insurance Trust/SM/ (VIT)(Initial Class)


  Utilities Series



Neuberger Berman Advisors Management Trust (AMT)


  Mid-Cap Growth Portfolio


  Partners Portfolio



Putnam Variable Trust (VT) (Class IB)


  Health Sciences Fund



Scudder Investment VIT Funds Trust (Class A)


  Equity 500 Index Fund


  Small Cap Index Fund




This Prospectus gives you information about the contracts that contractowners and participants should know before investing. Please review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI), dated the same date as this Prospectus, has more information about the contracts. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 9740, Portland, Maine, 04104, or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of contents


                    Item                                Page
                    ----------------------------------------
                    Special terms                         2
                    ----------------------------------------
                    Expense tables                        3
                    ----------------------------------------
                    Summary                               6
                    ----------------------------------------
                    Investment results                    7
                    ----------------------------------------
                    Financial statements                  7
                    ----------------------------------------
                    Lincoln National Life Insurance Co.   7
                    ----------------------------------------
                    Fixed side of the contract            7
                    ----------------------------------------
                    Variable annuity account (VAA)        7
                    ----------------------------------------
                    Investments of the VAA                8
                    ----------------------------------------
                    Charges and other deductions         10
                    ----------------------------------------
                    The contracts                        12
                    ----------------------------------------
                    Annuity payouts                      17
                    ----------------------------------------


For a free copy of the SAI please see page one of this booklet.




                Item                                        Page
                ------------------------------------------------
                Federal tax matters                          18
                ------------------------------------------------
                Voting rights                                21
                ------------------------------------------------
                Distribution of the contracts                21
                ------------------------------------------------
                Return privilege                             21
                ------------------------------------------------
                State regulation                             21
                ------------------------------------------------
                Restrictions under the Texas Optional
                Retirement Program                           22
                ------------------------------------------------
                Records and reports                          22
                ------------------------------------------------
                Other information                            22
                ------------------------------------------------
                Legal proceedings                            22
                ------------------------------------------------
                Statement of additional information
                table of contents for VAA                    23
                ------------------------------------------------
                Appendix A--Condensed Financial Information A-1
                ------------------------------------------------


Special terms


(In this Prospectus the following terms have the indicated meanings.)


Account or variable annuity account (VAA)--The segregated investment account, Account Q, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Account value--At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit--A measure used to calculate account value for the variable side of the contract.

Annuitant--The person on whose life the annuity benefit payments made after the annuity commencement date are based.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under an annuity payout option.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person or entity designated by a non-ERISA 403(b) plan participant or an annuitant to receive any death benefit payable on the death of the participant or annuitant.

Contractowner (you, your, owner)--The party named on the group annuity contract (for example, an employer, or retirement plan trust, an association, or other entity allowed by law).

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--An amount payable to a designated beneficiary if a participant under a 403(b) plan not subject to ERISA dies before his or her annuity commencement date.

Lincoln Life (we, us, our)--The Lincoln National Life Insurance Company.

Net Contributions--The sum of all contributions credited to the participant's account value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

Participant--A person defined as a participant in the plan, who has enrolled under a contract and, under an allocated group contract, on whose behalf Lincoln Life maintains an account value.

Participant Year--A 12 month period starting with the date that we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan--The retirement program that an Employer offers to its employees for which a contract is used to accumulate funds.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a particular fund or series available under the contracts. There is a separate subaccount which corresponds to each fund or series.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (normally, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables



The following tables describe the fees and expenses that contractowners or participants will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that contractowners or participants will pay at the time that they buy the contract, surrender the contract, or transfer account value between investment options and/or the fixed account. State premium taxes may also be deducted.



Contractowner or Participant transaction expenses:



     The maximum surrender charge (contingent deferred sales charge) (as a percentage of account value withdrawn): 6.0%*



*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See "Charges and other deductions--Surrender charge".



The next table describes the fees and expenses that they will pay periodically during the time that they own the contract, not including fund fees and expenses.



Annual Account Fee:  $25


(allocated contract, per contractowner/participant)



We may reduce or waive these charges in certain situations. See "Charges and other deductions."



VAA annual expenses for Account Q subaccounts:


(as a percentage of average daily net assets in the subaccounts):


             "Standard" Mortality and expense risk charge    1.00%
             "Breakpoint" Mortality and expense risk charge*  .75%


*Only certain contracts or plans are eligible for a breakpoint charge. See
 "Charges and other deductions."



The next item shows the minimum and maximum total annual operating expenses charged by the funds that contractowners/participants may pay periodically during the time that they own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                                          Minimum  Maximum
Total annual fund operating expenses                                      -------  -------
(expenses that are deducted from fund assets, including management fees,
  distribution (12b-1) fees, and other expenses)........................     0.32%  1.46%

Net total annual fund operating expenses
(as a percentage of each fund's average net assets).....................     0.30%  1.46%

The following table shows the expenses charged by each fund for the year ended December 31, 2002:
(as a percentage of each fund's average net assets):




                                                          Management Fees               Other Expenses      Total Expenses
                                                          (before any                   (before any         (before any
                                                          waivers/            12b-1     waivers/            waivers/
                                                          reimbursements) +   Fees  +   reimbursements) =   reimbursements)
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth Portfolio (Class B)                0.75%          0.25%          0.13%               1.13%
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Technology Portfolio (Class B)            1.00%          0.25%          0.21%               1.46%
----------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund (Class 2)                           0.38%          0.25%          0.02%               0.65%
----------------------------------------------------------------------------------------------------------------------------
American Funds International Fund (Class 2)                    0.57%          0.25%          0.06%               0.88%
----------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund (Insurance Class)                     1.00%          0.25%          0.17%               1.42%
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series (Standard Class)/1/            0.75%          0.00%          0.06%               0.81%
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series (Standard Class)/2/        0.65%          0.00%          0.10%               0.75%
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series (Standard Class)/3/                   0.75%          0.00%          0.09%               0.84%
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series (Service class)/4/         0.75%          0.25%          0.10%               1.10%
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series (Standard Class)/5/                  0.75%          0.00%          0.09%               0.84%
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio (Service Class)        0.58%          0.10%          0.10%               0.78%
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Service Class)               0.58%          0.10%          0.09%               0.77%
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
 (Institutional Class)                                         0.65%          0.00%          0.05%               0.70%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund (Standard Class)            0.74%          0.00%          0.13%               0.87%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund (Standard Class)                         0.39%          0.00%          0.07%               0.46%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund (Standard Class)         0.73%          0.00%          0.07%               0.80%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Equity Income Fund (Standard Class)                0.74%          0.00%          0.08%               0.82%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset Allocation Fund (Standard Class)      0.74%          0.00%          0.26%               1.00%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Growth and Income Fund (Standard Class)            0.32%          0.00%          0.06%               0.38%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP International Fund (Standard Class)                0.85%          0.00%          0.17%               1.02%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund (Standard Class)                      0.39%          0.00%          0.10%               0.49%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund (Standard Class)                 0.42%          0.00%          0.09%               0.51%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund (Standard Class)             0.35%          0.00%          0.07%               0.42%
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Special Opportunities Fund (Standard Class)        0.40%          0.00%          0.09%               0.49%
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series (Initial Class)/6/                 0.75%          0.00%          0.19%               0.94%
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio                  0.84%          0.00%          0.11%               0.95%
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio                        0.83%          0.00%          0.08%               0.91%
----------------------------------------------------------------------------------------------------------------------------
Putman VT Health Sciences Fund (Class 1B)                      0.70%          0.25%          0.13%               1.08%
----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index (Class A)/7/                      0.20%          0.00%          0.12%               0.32%
----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index (Class A)/8/                       0.35%          0.00%          0.26%               0.61%
----------------------------------------------------------------------------------------------------------------------------


                                                          Total          Total Expenses
                                                          Contractual    (after
                                                          Waivers/       Contractual
                                                          Reimbursements Waivers/
                                                          or Recoupment  Reimbursements
                                                          (if any)       or Recoupment)
---------------------------------------------------------------------------------------
AllianceBernstein VP Growth Portfolio (Class B)
---------------------------------------------------------------------------------------
AllianceBernstein VP Technology Portfolio (Class B)
---------------------------------------------------------------------------------------
American Funds Growth Fund (Class 2)
---------------------------------------------------------------------------------------
American Funds International Fund (Class 2)
---------------------------------------------------------------------------------------
Baron Capital Asset Fund (Insurance Class)
---------------------------------------------------------------------------------------
Delaware VIP Global Bond Series (Standard Class)/1/
---------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series (Standard Class)/2/
---------------------------------------------------------------------------------------
Delaware VIP REIT Series (Standard Class)/3/
---------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series (Service class)/4/
---------------------------------------------------------------------------------------
Delaware VIP Trend Series (Standard Class)/5/
---------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio (Service Class)
---------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Service Class)
---------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
 (Institutional Class)
---------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP Bond Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP Equity Income Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP Global Asset Allocation Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP Growth and Income Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP International Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP Managed Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund (Standard Class)
---------------------------------------------------------------------------------------
Lincoln VIP Special Opportunities Fund (Standard Class)
---------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series (Initial Class)/6/
---------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio
---------------------------------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio
---------------------------------------------------------------------------------------
Putman VT Health Sciences Fund (Class 1B)
---------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index (Class A)/7/                     -0.02%          0.30%
---------------------------------------------------------------------------------------
Scudder VIT Small Cap Index (Class A)/8/                      -0.16%          0.45%
---------------------------------------------------------------------------------------


(1)The investment advisor for the Delaware VIP Global Bond Series is Delaware International Advisers Ltd. ("DIAL"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 1.00%. Effective May 1, 2003 through April 30, 2004, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



(2)The investment advisor for the Delaware VIP Large Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.75% for the fiscal year 2002. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year. DMC has voluntarily elected to waive its management fee for this Series to 0.60% indefinitely.



(3)The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses

   (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



(4)The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows:
   0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



(5)The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



(6)Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for each series and would equal 0.93% for Utilities.



(7)The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.30% of the average daily net assets of the Fund until April 30, 2005.



(8)The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.45% of the average daily net assets of the Fund until April 30, 2005.



EXAMPLES


This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that their investment has a 5% return each year and the maximum fees and expenses of any of the funds. Although their actual costs may be higher or lower, based on these assumptions, their costs would be:


1) If you surrender your contract at the end of the applicable time period:


                         1 year 3 years 5 years 10 years
                         -------------------------------
                                    Standard
                          $865  $1,414  $1,878   $2,798



                         1 year 3 years 5 years 10 years
                         -------------------------------
                                   Breakpoint
                          $841  $1,343  $1,759   $2,546


2) If you do not surrender your contract at the end of the applicable time period:


                         1 year 3 years 5 years 10 years
                         -------------------------------
                                    Standard
                          $249   $767   $1,312   $2,798



                         1 year 3 years 5 years 10 years
                         -------------------------------
                                   Breakpoint
                          $224   $692   $1,186   $2,546




The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds.


For more information, see "Charges and other deductions" in this Prospectus and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is a group annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See "The contracts." Charges and available features may vary in certain states. Please check with your investment representative or with our servicing office for information.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See "Variable annuity account."

What are the contract's investment choices? Based upon instructions, the VAA applies contributions to buy shares in one or more of the funds: See "Investments of the VAA--Description of Funds."

Who advises the Funds? Several different investment advisers manage the funds. See "Investments of the VAA--Investment advisors."

How does the contract work? If we approve the application, we will send the contractowner a contract. When participants make contributions during the accumulation phase, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units into annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See "The contracts" and "Annuity payouts."

What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge of 0% to 6% of the gross withdrawal amount, depending upon how long the group contract has been in force. We may waive the surrender charge in certain situations. See "charges and other deductions--surrender charge."

Under allocated contracts, we charge an annual contract fee of $25 per participant or contractowner account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.002% to the daily net asset value of the VAA. Contracts issued for plans meeting certain eligibility requirements will generally impose a lower (breakpoint) annual charge of .75%. See "Charges and other deductions."

Each fund pays a management fee based on its average daily net asset value. See "Investments of the variable annuity account--Investment adviser." Each fund also has additional operating expenses. These are described in the Prospectuses for the funds.

What contributions are necessary and how often? Contributions by or on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. There are limits on the total amount of contributions in any one year. See "The contracts--contributions."

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See "Annuity payouts--Annuity payout options." Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See "The contracts--Death benefit before the annuity commencement date."


May participants transfer account value between subaccounts and between the fixed side of the contract? Yes, subject to certain limits, which may include limits under the terms of the plan. Transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. See "The contracts--Transfers between subaccounts on or before the annuity commencement date" and "Transfers after the annuity commencement date."


May a contractowner or participant withdraw account value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw account value during their accumulation period.) See "Withdrawals." The contractowner must also approve certain participant withdrawals. Certain charges may apply. See "Charges and other deductions." A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See "Federal tax matters."

Do participants get a free look at their certificate? A participant under a
Section 403(b) plan and certain nonqualified plans can cancel a certificate within twenty days (in some states longer) of the date the participant receives the certificate. The participant must give notice to our servicing office. See "Return privilege."


Where may I find more information about accumulation unit values? The Appendix to this Prospectus provides more information about accumulation unit values.

Investment results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and nonstandardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year, and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low or possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements


The financial statements of the VAA and of Lincoln Life are located in the SAI. You may obtain a free copy by writing Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or calling 1-800-4LINCOLN (454-6265).


Lincoln National Life Insurance Co.


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Fixed side of the contract

Contributions allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Variable annuity account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner and participants, are Lincoln Life's. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. Contractowners or participants, as applicable, assume the full investment risk for all amounts placed in the VAA.

Investments of the VAA

Contractowners of unallocated contracts and participants under allocated contracts decide the subaccount(s) to which contributions are allocated. There is a separate subaccount which corresponds to each fund. Contractowners or participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem their shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisers
The investment advisers of the funds are:


AllianceBernstein Variable Products Series Fund is managed by Alliance Capital Management, L.P.


American Funds Insurance Series is managed by Capital Research and Management Company.


Baron Capital Asset Fund is managed by BAMCO, Inc.



Delaware VIP Trust is managed by Delaware Management Company. Delaware VIP Global Bond Series is managed by Delaware International Advisers, Ltd.



Fidelity(R) Variable Insurance Products Portfolios are managed by Fidelity Management and Research Company.



Janus Aspen Series Worldwide Growth Portfolio is managed by Janus Capital Management LLC.



Lincoln VIP Aggressive Growth Fund and Lincoln VIP Global Asset Allocation Fund are managed by Delaware Management Company and sub-advised by Putnam Investment Management, LLC.



Lincoln VIP Bond Fund, Lincoln VIP Growth and Income Fund, Lincoln VIP Managed Fund, Lincoln VIP Money Market Fund, Lincoln VIP Social Awareness Fund and Lincoln VIP Special Opportunities Fund are managed by Delaware Management Company.



Lincoln VIP Capital Appreciation Fund is managed by Delaware Management Company and sub-advised by Janus Capital Management LLC.



Lincoln VIP Equity Income Fund is managed by Delaware Management Company and sub-advised by Fidelity Management and Research Company.



Lincoln VIP International Fund is managed by Delaware Management Company and sub-advised by Delaware International Advisers, Ltd.



MFS(R) Variable Insurance Trust/SM/ is managed by Massachusetts Financial Services Company.




Neuberger Berman Advisors Management Trust is managed by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC.



Putnam Variable Trust is managed by Putnam Investment Management, LLC.


Scudder Investment VIT Funds are managed by Deutsche Asset Management, Inc. and sub-advised by Northern Trust Investments, Inc.




Additional information regarding the investment advisers to each of the funds may be found in the Prospectuses for the funds enclosed in this booklet.

As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the Prospectus for the fund.


With respect to a fund (including affiliated funds), the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).


Description of the Funds
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.


Following are brief summaries of the investment objectives and policies of the funds. Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders in that fund. There is more detailed information in the current Prospectuses for the funds and series which are included in this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve its stated objectives.


Some plans limit the funds available under the plan. Please contact your investment dealer for current information.




AllianceBernstein VP Growth Portfolio (AVP Growth subaccount): The fund seeks to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio invests primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.



AllianceBernstein VP Technology Portfolio (AVP Technology subaccount): The fund seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

American Funds Growth Fund (AFIS Growth subaccount): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds International Fund (AFIS International subaccount): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



Baron Capital Asset Fund (Capital Asset subaccount): The fund seeks to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.



Delaware VIP Global Bond Series (DGPF Global Bond subaccount): The fund seeks current income consistent with preservation of principal. Under normal circumstances, the Series will invest at least 80% of its net assets in debt obligations. The Series will invest in issuers located throughout the world.



Delaware VIP Large Cap Value Series (DGPF Growth & Income subaccount): The fund seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.



Delaware VIP REIT Series (DGPF Real Estate REIT subaccount): The fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).



Delaware VIP Small Cap Value Series (DGPF Small Cap Value subaccount): The fund seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earning potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.



Delaware VIP Trend Series (DGPF Trend Subaccount): The fund seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.



Fidelity(R) VIP Contrafund(R) Portfolio (VIP Contrafund(R) II subaccount): The fund seeks long-term capital appreciation.



Fidelity(R) VIP Growth Portfolio (VIP Growth subaccount): The fund seeks to achieve capital appreciation.



Janus Aspen Worldwide Growth Portfolio (Aspen Worldwide Growth subaccount): The fund seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.



Lincoln VIP Aggressive Growth Fund (Aggressive Growth subaccount): The fund seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium size companies.



Lincoln VIP Bond Fund (Bond subaccount): The fund seeks maximum current income consistent with prudent investment strategy. The fund invests in a diverse group of domestic fixed income securities including high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed securities.





Lincoln VIP Capital Appreciation Fund (Capital Appreciation subaccount): The fund seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stocks of large and medium-sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks and may also buy some money market securities and bonds, including junk bonds.



Lincoln VIP Equity-Income Fund (Equity-Income subaccount): The fund seeks reasonable income by investing primarily in income-producing equity securities. The fund invests in a diverse group of income-producing stocks of large-sized value companies and may invest in many different types of debt obligations of any quality, including corporate bonds, government securities, and asset-backed securities, mortgage-backed securities and junk bonds.



Lincoln VIP Global Asset Allocation Fund (Global Asset Allocation subaccount):
The fund seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity, fixed-income and money market securities of U.S. and foreign issuers.



Lincoln VIP Growth and Income Fund (Growth and Income subaccount): The fund seeks long-term capital appreciation. The fund invests in a diversified portfolio of stocks primarily of large-sized U.S. companies and to a smaller degree may hold stocks of medium-sized U.S. companies.




  -----------------------------------------------------------------------------

Lincoln VIP International Fund (International subaccount): The fund seeks long-term capital appreciation. The fund invests in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.



Lincoln VIP Managed Fund (Managed subaccount): The fund seeks maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities.


  -----------------------------------------------------------------------------

Lincoln VIP Money Market Fund (Money Market subaccount): The fund seeks maximum current income consistent with the preservation of capital by investing in money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations;

  -----------------------------------------------------------------------------

the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.



Lincoln VIP Social Awareness Fund (Social Awareness subaccount): The fund seeks long-term capital appreciation. The fund buys stocks of large and medium sized companies which adhere to certain specific social criteria.



Lincoln VIP Special Opportunities Fund (Special Opportunities subaccount): The fund seeks maximum long term capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.



MFS(R) VIT Utilities Series (Utilities subaccount): The fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equities securities).



Neuberger Berman AMT Mid-Cap Growth Portfolio (AMT Mid- Cap Growth subaccount):
The fund seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



Neuberger Berman AMT Partners Portfolio (AMT Partners subaccount): The fund seeks capital growth by investing mainly in common stocks of mid- to large capitalization established companies using the value-oriented investment approach.



Putnam VT Health Sciences Fund (Health Sciences subaccount): The fund seeks capital appreciation by investing mainly in common stocks of the companies in the health sciences industries with a focus on growth stocks.



Scudder VIT Equity 500 Index Fund (Equity 500 Index subaccount): The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large U.S. companies.



Scudder VIT Small Cap Index Fund (Small Cap Index subaccount): The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small US companies.




Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, any may be sold to other insurance companies for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute funds within the VAA. We may also add, delete, or substitute funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future contributions, or both. We may close subaccounts to allocations of contributions or account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other deductions

Deductions from contributions
There are no front-end deductions for sales charges made from contributions. However, we will deduct premium taxes, when applicable.

Annual contract fee
We will deduct $25 per account maintained on behalf of a participant or contractowner from account value on the last valuation date of each participant year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from account value upon total or partial withdrawals of all account value by a contractowner or participant. Administrative services include processing applications; issuing contracts and certificates; processing purchase and redemptions of fund shares; maintaining records; administering annuity payouts; providing accounting, valuation, regulatory and reporting services.

Surrender charge
A surrender charge is imposed in the event of a total or partial withdrawal of account value before the annuity commencement date. The surrender charge associated with withdrawals is paid to us to compensate us for the loss we experience on contract distribution costs when there are withdrawals before distribution costs have been recovered. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of (i) the account value attributable to an unallocated group contract or (ii) the account value attributable to a participant or the contractowner in an allocated group contract, as applicable, made in any contract year are not subject to a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal.) Restrictions apply to the extent a withdrawal is requested from the fixed side of the contract. See ''The contracts--Discontinuance and withdrawals.'' Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a total withdrawal of all account value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge. The surrender charge is defined in the following table:

                 Contract year in which
                 surrender/withdrawal occurs
--------------------------------------------
                 1-4 5   6   7   8   9   10+
Surrender charge 6%  5%  4%  3%  2%  1%   0

There will be no surrender charge imposed on any withdrawal after a group contract has been in force for ten years.

Although the applicable surrender charge is calculated based on group contract withdrawals, and group contract years in force, any applicable charges in connection with a participant's withdrawal are generally imposed on the participant. Depending on various factors, the contractowner may elect to reimburse a participant for a surrender charge imposed in connection with a participant's withdrawal.

The surrender charge will not apply in the event of a withdrawal for one of the following reasons: (1) to make a payment due to the participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%; (2) to make a payment for a participant hardship situation as allowed by the plan; (3) to make a payment pursuant to a qualified domestic relations order; or (4) to purchase an annuity option as permitted under the contract.

Additional information
Participants in the Texas Optional Retirement Program should refer to ''Restrictions under the Texas Optional Retirement Program'', later in this Prospectus booklet.

The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.

Deductions from the VAA for assumption of mortality and expense risks
We deduct from the VAA an amount, computed daily, which is no higher than an effective annual rate of 1.002% or .75% of the daily net asset value, to compensate us for our assumption of certain risks described below. This maximum level of mortality and expense risk charge is guaranteed not to increase.

Contracts eligible for the lower, or ''breakpoint,'' mortality and expense risk charge are those contracts which, at the time of issue, have account value equal to or in excess of $5 million, either individually or in combination with other contracts under the same employer group or association, or under which annual contributions are anticipated to be equal to or in excess of $500,000, as determined in our sole discretion. Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for the breakpoint mortality and expense risk charge.

Contracts which, after issue and at the end of a calendar quarter, have account value equal to or in excess of $5 million will be eligible for the lower mortality and expense risk charge. The lower mortality and expense risk charge will be implemented on the calendar quarter-end valuation date following the end of the calendar quarter in which the contract became eligible for the lower charge.

Our assumption of mortality risks guarantees that the annuity payouts made will not be affected by annuitants receiving annuity payouts live longer than we assumed when we calculated our guaranteed rates. We assume this mortality risk through guaranteed annuity rates incorporated into the contract which we cannot change. We also assume the risk that the charges for administrative expenses, which we cannot change, will be insufficient to cover actual administrative costs.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Special Arrangements
The surrender charge, annual mortality and expense risk charge, annual contract fee, loan set-up fee, and loan rate of interest may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number or certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the account charge on behalf of the participants under a contract. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may from time to time modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges and rates applicable to a particular contract will be stated in that contract.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. These premium taxes will generally depend upon the law of your state of residence. The tax ranges from 0.0% to 5.0% in those states where the tax is imposed.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the funds that are described elsewhere in this booklet and in the funds' Prospectuses. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

The contracts

Purchase of contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For 403(b) plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.

Initial contributions
When we receive a completed enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.


If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in the Lincoln VIP Money Market Fund. We do not impose the mortality and expense risk charge or the annual contract fee on the pending allocation account.


We will transfer account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until such time as we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfers to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.

Who can invest
In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.

Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contact to purchase the contract described in this prospectus. Participant surrender changes may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer to this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.


Contributions
Contributions are payable to us at a frequency and may be made in any amount unless the contractowner or the plan has a minimum amount. Contributions in any one contract year which exceed twice the amount of contributions made in the first contract year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.

Valuation date
Accumulation and annuity units will be valued once daily as of the close of trading (normally 4:00 p.m., New York time) on each day that the NYSE is open for trading (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions
Contributions are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to contractowners or participants instructions.

Upon allocation to the appropriate subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount of each contribution allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the contribution is received at the contribution if received before the end of the valuation date (usually 4:00 p.m. New York time). If the contribution is received at or after that time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way shall not be changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the investments perform, but also upon the related expenses of the VAA and the underlying funds.

Valuation of accumulation units

Contributions allocated to the variable account are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, expenses, and the deduction of contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these such liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result of 2. is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge for the number of calendar days in the valuation period.


In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers on or before the annuity commencement date
The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may transfer all or a portion of account value from one subaccount to another. A transfer involves the redemption of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values as of the valuation date immediately following receipt of the transfer request.


Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.



A transfer request may be made to us using written, telephone or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number and internet address are on the first page of the prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln Life, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to us.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before 4 p.m. New York time.

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may also transfer all or any part of the account value from the subaccount(s) to the fixed account. Under an allocated contract, a participant may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of the account value in the fixed side in any 365 day period. Under an unallocated contract, a group contractowner may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of account value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:

                            Initial date        20%
                            First anniversary   20%
                            Second anniversary  25%
                            Third anniversary   33%
                            Fourth anniversary  50%
                            Fifth anniversary  100%

The initial amount of the transfer or withdrawal will be reduced by the amount of any transfer or withdrawal from the fixed side during the preceding 365 day period.

When thinking about a transfer of account value you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.

There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.

Transfers after the annuity commencement date
Contractowners or participants may transfer all or a portion of the investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.

Additional services
There may be additional services available to you: dollar-cost averaging, automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account or money market account into other subaccounts on a monthly basis.

The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your account value.

The systematic transfer service allows you to fully liquidate your fixed account balance over 5 years and transfer the amounts into one or more of the subaccounts.

The cross-reinvestment service/account sweep allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of account value allocated to each subaccount or the fixed account.

Death benefit before the annuity commencement date
If a participant under an allocated contract issued in connection with a
Section 403(b) plan that is not subject to ERISA dies before the annuity commencement date, we will pay the beneficiary, if one is living, a death benefit equal to the greater of the following amounts:

a.the net contributions, or

b.the participant's account value less any outstanding loan balance.

No surrender charge or account charge is deducted from the death benefit. The death benefit will be determined at the end of the valuation period during which we approve the death claim, and both due proof of death and election of a form of benefit have been received by Lincoln Life.

The participant may designate a beneficiary during the life of the participant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, if no beneficiary survives the participant, the death benefit will be paid in one sum to the participant's estate.

All death benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing death benefits. In addition, no payment of death benefit provided upon the death of the participant will be allowed that does not satisfy the requirements of Code
Section 72(s) or Section 401(a)(9) of the tax code. Death benefits are taxable. See "Federal tax matters--Taxation of death benefits."

The death benefit may be paid in a lump sum or under a settlement option then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.

Discontinuance and withdrawals
Discontinuance. A group contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the valuation date the contractowner specifies or the valuation date on which we receive the written notice.

Lincoln Life may also give a group contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.

With respect to an allocated group contract, if the contract is discontinued due to the contractowner's request, participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.

Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414, or 457 of the tax code, the account value will be paid to the contractowner or participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.

Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the account value will be paid to the contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire account value.

In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.

Some contracts provide that the account value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the account value is requested. If this option is selected, the account value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the account value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of participants. The market value factor is the lessor of 1.00 or the ratio of:

                              Current Bond Price
                              ------------------
                            Par Value of that Bond

The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond: 1) issued with a maturity of 6.5 years; 2) bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and 3) calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received. The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%.

Withdrawals. Withdrawals of account value under the contract for any one of the following reasons (''benefit responsive withdrawals'') may be made at any time and in any amount, and are not subject to a surrender charge: (i) to make a payment due to the participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%; (ii) to make a payment for a participant hardship situation as permitted by the plan; (iii) to make a payment pursuant to a Qualified Domestic Relations Order (QDRO); or (iv) to purchase an annuity option under the contract.

Upon receipt of request for payment due to a participant's death, we will make a payment equal to the greater of the following amounts:

a.The net contributions, or

b.The participant's account value less any outstanding loan balance.

If a withdrawal for the entire account value is requested and there is an outstanding loan balance, the account value will be reduced by the amount of the outstanding loan balance. The remaining account value will be calculated at the end of the valuation period following the deduction of the loan balance.

Withdrawals of account value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See ''Charges and other deductions.'' Such withdrawals are also subject to certain additional conditions as follows:

.. Partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract, or a participant or contractowner under an allocated group contract, may be made in each contract year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawals amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal.) Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a complete withdrawal of all account value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire account value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from account value prior to payment.

.. Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.

.. In any 365-day period, a periodic elective withdrawal of up to 20% of account value per contractowner or per participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then-current account value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.

.. In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:

Initial date        20%
First anniversary   20%
Second anniversary  25%
Third anniversary   33%
Fourth anniversary  50%
Fifth anniversary  100%

.. The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365-day period. Neither a contractowner nor a participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while the systematic withdrawal (or transfer) election is in effect, a participant cannot allocate contributions to the fixed side.

General. All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a
Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group contractowner. In a 403(b) plan that is not subject to ERISA the participant must submit the withdrawal request.

Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a
Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant attains age (a) 59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn). Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

Any withdrawal after an annuity commencement date depends upon the annuity option selected.

The account value available upon withdrawal is determined at the end of the valuation period during which the written request for withdrawal is received at the home office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total account value.


As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See ''Charges and other deductions--surrender charge.'' You may specify that the charges be deducted from the amount you request withdrawn or from the remaining account value. If you specify that the charges be deducted from the remaining account value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.


The tax consequences of withdrawals are discussed later in this booklet. See ''Federal tax matters.''

The contract will terminate when there is no account value remaining. See the contract for more information.

Loans
With respect to an allocated group contract, a participant under a plan that permits loans may apply for a loan under the contract prior to such participant's annuity commencement date. A participant must complete a loan application and assign account value in the fixed side equal to the loan amount as security for the loan. If the account value in the fixed side is less than the loan amount, we will transfer account value from the VAA to the fixed side, from either the subaccounts specified by the participant or on a pro rata basis from all subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of account value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the participant under all plans. However, for plans not subject to ERISA, if 50% of the total account value is less than $10,000, the participant may borrow the lesser of $10,000 or 100% of the account value. A participant may have only one contract loan with us at any one time. Also, if the participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.

The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the participant in which case the loan must be repaid within 20 years or less.

The amounts and terms of a participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.

Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences: 1) the loan interest rate for new loans is determined monthly (not quarterly); 2) the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and 3) the loan interest rate for existing loans may increase or decrease (not just decrease). See your contract for more information.

Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.


We may defer payments from the fixed side of the contract for up to six months.



Due to Federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a contribution. We may be required to provide additional information about a contractowner or participant's account to government regulators. We may also be required to block a contractowner's or participant's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


Reinvestment privilege

Contractowners and participants may elect to make a reinvestment purchase with any part of the proceeds of a withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made by your written authorization to us and received in our office within 30 days of the date of the withdrawal, and the repurchase must be of a contract covered by this Prospectus. In the case of a qualified contract, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. No one may utilize the reinvestment privilege more than once. For tax reporting purposes, we will treat a withdrawal and a subsequent reinvestment purchase as separate transactions. Consult a tax adviser before requesting a withdrawal or subsequent reinvestment purchase.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions



Lincoln Life offers the contracts through affiliated registered representatives who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Lincoln Life also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with Lincoln Life will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.





Registered representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.



Lincoln Life offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.





The maximum commission which could be paid to dealers is 9% on the total contributions received during the first contract year and 5.25% on each contribution in renewal contract years (or an equivalent schedule).


Ownership
Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants and their designated beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.

Contractowner and participant questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Charges and available features may vary in certain states. Your questions and concerns should be directed to us at 1-800-4LINCOLN (454-6265) or www.LincolnRetirement.com.

Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of annuity payouts (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this Prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a Prospectus for the variable payout division before the annuity commencement date.

Annuity payout options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the annuitant would receive no payouts if death occurs before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Income Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner on behalf of participants in an unallocated contract or the participant in an allocated contract.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner or the participant, as applicable.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

General information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.

Variable annuity payouts
Variable annuity payouts will be determined using:

1.The account value on the annuity commencement date;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each month thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Qualified retirement plans
We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for this annuity product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contact as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified." Such diversification requirements generally do not apply to 401(a) plans.

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.


.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions.

Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.




Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Nonqualified annuity contracts
A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a competent tax advisor.


Our tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will be done according to the instructions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be determined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and voting instruction forms. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See ''Investments of the VAA--Fund shares.''

Distribution of the contracts


We are the distributor and principal underwriter of the contracts. They will be sold by our registered representatives who have been licensed by state insurance departments. The contracts will also be sold by independent broker-dealers who have been licensed by state insurance departments to represent us and who have selling agreements with us. Included among these broker-dealers is Lincoln Financial Advisors Corporation (LFA). LFA is affiliated with us and in addition to selling our contracts may also act as a principal underwriter for certain other contracts issued by us. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the NASD. Lincoln Life will offer contracts in all states where it is licensed to do business.


Return privilege

With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 9740 Portland, Maine 04104. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least once every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:


1.Termination of employment in all institutions of higher education as defined in Texas law;


2.Retirement; or

3.Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the 1940 Act or any other applicable law or regulation. We have entered into an agreement with the Delaware Service Company, Inc. Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933, as amended, for the contracts being offered by this Prospectus. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association (''IMSA'') and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


Legal proceedings


Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.





After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the VAA or the Principal Underwriter.

Statement of Additional Information
Table of contents for
Variable Annuity Account Q


          Item                                                   Page
          -----------------------------------------------------------
          General information and history of Lincoln Life         B-2
          -----------------------------------------------------------
          Special terms                                           B-2
          -----------------------------------------------------------
          Services                                                B-2
          -----------------------------------------------------------
          Principal Underwriter                                   B-2
          -----------------------------------------------------------
          Purchase of securities being offered                    B-2
          -----------------------------------------------------------
          Calculation of Investment results                       B-2
          -----------------------------------------------------------
          Annuity payouts                                         B-8
          -----------------------------------------------------------
          Determination of accumulation and annuity unit
            value                                                 B-8
          -----------------------------------------------------------
          Advertising and sales literature                        B-8
          -----------------------------------------------------------
          The power of tax deferred growth                       B-10
          -----------------------------------------------------------
          Tax benefits today                                     B-11
          -----------------------------------------------------------
          Other information                                      B-11
          -----------------------------------------------------------
          Financial statements                                   B-11
          -----------------------------------------------------------

          For a free copy of the SAI please see page one of this booklet.


.................................................................................
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account Q (Multi-Fund(R) Group).

                                (Please Print)

Name: ____________________________ Social Security No.: ________________________

Address: _______________________________________________________________________

City __________________________________  State ________________ Zip ____________

Mail to Lincoln National Life Insurance Company, P.O. Box 9740, Portland, Maine 04104

Appendix A -- Condensed financial information


Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the period ended December 31, 2002 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The beginning unit valuation date for both the standard and break point contract is June 1, 1998.



                                                  2002                2001                2000                1999
                                           ------------------- ------------------  ------------------  ------------------
                                           Standard Breakpoint Standard Breakpoint Standard Breakpoint Standard Breakpoint
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth Portfolio
 accumulation unit value
.. Beginning of period.....................  $6.544    $6.573    $8.658    $8.673   $10.000   $10.000*
.. End of period...........................   4.648     4.680     6.544     6.573     8.658*    8.673*  trading began
Number of accumulation units                                                                           in 2000
.. End of period (000's omitted)...........      16         8         9         5         1         1
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Technology Portfolio
 accumulation unit value
.. Beginning of period.....................  $5.440    $5.463    $7.372    $7.383   $10.000*  $10.000*
.. End of period...........................   3.134     3.155     5.440     5.463     7.372*    7.383*  trading began
Number of accumulation units                                                                           in 2000
.. End of period (000's omitted)...........      32        19        19        12         8         6
---------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund
 accumulation unit value
.. Beginning of period.....................  $7.746    $7.778    $9.560    $9.575   $10.000*  $10.000*
.. End of period...........................   5.794     5.832     7.746     7.778     9.560*    9.575*  trading began
Number of accumulation units                                                                           in 2000
.. End of period (000's omitted)...........     293       984       162       494        35       249
---------------------------------------------------------------------------------------------------------------------------
American Funds International Fund
 accumulation unit value
.. Beginning of period.....................  $6.412    $6.439    $8.085    $8.098   $10.000*  $10.000*
.. End of period...........................   5.406     5.442     6.412     6.439     8.085*    8.098*  trading began
Number of accumulation units                                                                           in 2000
.. End of period (000's omitted)...........      60       145        24       120        10        81
---------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund accumulation unit
 value
.. Beginning of period..................... $12.292   $12.377   $11.052   $11.100   $11.468   $11.488   $10.000*  $10.000*
.. End of period...........................  10.442    10.540    12.292    12.377    11.052    11.100    11.468*   11.488*
Number of accumulation units
.. End of period (000's omitted)...........      28        18        19        10         3         6         1         1
---------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series
 accumulation unit value
.. Beginning of period.....................  $1.111    $1.122    $1.128    $1.136    $1.130    $1.135    $1.184    $1.186
.. End of period...........................   1.376     1.393     1.111     1.122     1.128     1.136     1.130     1.135
Number of accumulation units
.. End of period (000's omitted)...........     122       199        22        32         7         9         2        14
---------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series
 accumulation unit value
.. Beginning of period.....................  $1.623    $1.637    $1.706    $1.716    $1.547    $1.553    $1.611    $1.613
.. End of period...........................   1.307     1.321     1.623     1.637     1.706     1.716     1.547     1.553
Number of accumulation units
.. End of period (000's omitted)...........     196     2,036       102     1,066        10       305         1       315
---------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series accumulation
 unit value
.. Beginning of period..................... $12.560   $12.615   $11.662   $11.683   $10.000*  $10.000*
.. End of period...........................  12.998    13.086    12.560    12.615    11.662*   11.683*  trading began
Number of accumulation units                                                                           in 2000
.. End of period (000's omitted)...........      30        44        12        18         2         3
---------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series
 accumulation unit value
.. Beginning of period.....................  $1.023    $1.024    $1.000*   $1.000*
.. End of period...........................   0.955     0.959     1.023*    1.024*  trading began
Number of accumulation units                                                       in 2001
.. End of period (000's omitted)...........     286       142       116         3
---------------------------------------------------------------------------------------------------------------------------


                                                  1998
                                           -------------------
                                           Standard Breakpoint
--------------------------------------------------------------
AllianceBernstein VP Growth Portfolio
 accumulation unit value
.. Beginning of period.....................
.. End of period...........................
Number of accumulation units
.. End of period (000's omitted)...........
--------------------------------------------------------------
AllianceBernstein VP Technology Portfolio
 accumulation unit value
.. Beginning of period.....................
.. End of period...........................
Number of accumulation units
.. End of period (000's omitted)...........
--------------------------------------------------------------
American Funds Growth Fund
 accumulation unit value
.. Beginning of period.....................
.. End of period...........................
Number of accumulation units
.. End of period (000's omitted)...........
--------------------------------------------------------------
American Funds International Fund
 accumulation unit value
.. Beginning of period.....................
.. End of period...........................
Number of accumulation units
.. End of period (000's omitted)...........
--------------------------------------------------------------
Baron Capital Asset Fund accumulation unit
 value
.. Beginning of period.....................
.. End of period........................... trading began
Number of accumulation units               in 1999
.. End of period (000's omitted)...........
--------------------------------------------------------------
Delaware VIP Global Bond Series
 accumulation unit value
.. Beginning of period.....................  $1.125    $1.125
.. End of period...........................   1.184     1.186
Number of accumulation units
.. End of period (000's omitted)...........       2        10
--------------------------------------------------------------
Delaware VIP Large Cap Value Series
 accumulation unit value
.. Beginning of period.....................  $1.596    $1.596
.. End of period...........................   1.611     1.613
Number of accumulation units
.. End of period (000's omitted)...........       1       199
--------------------------------------------------------------
Delaware VIP REIT Series accumulation
 unit value
.. Beginning of period.....................
.. End of period...........................
Number of accumulation units
.. End of period (000's omitted)...........
--------------------------------------------------------------
Delaware VIP Small Cap Value Series
 accumulation unit value
.. Beginning of period.....................
.. End of period...........................
Number of accumulation units
.. End of period (000's omitted)...........
--------------------------------------------------------------

                                                2002                2001                2000                1999
                                         ------------------- ------------------- ------------------- ------------------
                                         Standard Breakpoint Standard Breakpoint Standard Breakpoint Standard Breakpoint
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series accumulation
 unit value
.. Beginning of period...................  $1.784    $1.800    $2.129    $2.143    $2.309    $2.318    $1.368    $1.370
.. End of period.........................   1.414     1.431     1.784     1.800     2.129     2.143     2.309     2.318
Number of accumulation units
.. End of period (000's omitted).........     553     2,347       395     2,781       190     1,712         2       946
-------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio
 accumulation unit value
.. Beginning of period...................  $9.080    $9.140   $10.465   $10.508   $11.331   $11.349   $10.000*  $10.000*
.. End of period.........................   8.142     8.217     9.080     9.140    10.465    10.508    11.331*   11.349*
Number of accumulation units
.. End of period (000's omitted).........      42       287        26       169        16        52         1         6
-------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio
 accumulation unit value
.. Beginning of period...................  $8.878    $8.940   $10.900   $10.948   $12.380   $12.403   $10.000*  $10.000*
.. End of period.........................   6.135     6.194     8.878     8.940    10.900    10.948    12.380*   12.403*
Number of accumulation units
.. End of period (000's omitted).........      58       427        44       464        20       224         1        78
-------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
 accumulation unit value
.. Beginning of period...................  $9.652    $9.720   $12.569   $12.626   $15.055   $15.084   $10.000*  $10.000*
.. End of period.........................   7.119     7.187     9.652     9.720    12.569    12.626    15.055*   15.084*
Number of accumulation units
.. End of period (000's omitted).........     106       471        79       489        43       307         1        97
-------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund
 accumulation unit value
.. Beginning of period...................  $1.406    $1.419    $2.128    $2.142    $2.209    $2.218    $1.567    $1.569
.. End of period.........................   0.971     0.982     1.406     1.419     2.128     2.142     2.209     2.218
Number of accumulation units
.. End of period (000's omitted).........     455     1,104       321     1,026       121     1,001         1       468
-------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund accumulation unit
 value
.. Beginning of period...................  $5.707    $5.760    $5.281    $5.317    $4.811    $4.831    $5.023    $5.032
.. End of period.........................   6.224     6.298     5.707     5.760     5.281     5.317     4.811     4.831
Number of accumulation units
.. End of period (000's omitted).........     198       536        78       624        15       508         1       664
-------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciation
 accumulation unit value
.. Beginning of period...................  $2.266    $2.286    $3.088    $3.108    $3.706    $3.721    $2.573    $2.577
.. End of period.........................   1.638     1.657     2.266     2.286     3.088     3.108     3.706     3.721
Number of accumulation units
.. End of period (000's omitted).........     655     3,784       466     4,464       272     3,498         3     2,697
-------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Equity-Income Fund
 accumulation unit value
.. Beginning of period...................  $2.536    $2.559    $2.764    $2.782    $2.524    $2.534    $2.399    $2.403
.. End of period.........................   2.117     2.142     2.536     2.559     2.764     2.782     2.524     2.534
Number of accumulation units
.. End of period (000's omitted).........     565     2,005       199     1,547        17       885         1     1,395
-------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset Allocation Fund
 accumulation unit value
.. Beginning of period...................  $2.879    $2.906    $3.154    $3.175    $3.369    $3.383    $3.056    $3.061
.. End of period.........................   2.509     2.538     2.879     2.906     3.154     3.175     3.369     3.383
Number of accumulation units
.. End of period (000's omitted).........      61       213        28       215         5       196         1       190
-------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Growth and Income Fund
 accumulation unit value
.. Beginning of period................... $10.520   $10.616   $11.970   $12.049   $13.379   $13.434   $11.496   $11.515
.. End of period.........................   8.118     8.213    10.520    10.616    11.970    12.049    13.379    13.434
Number of accumulation units
.. End of period (000's omitted).........     119     1,684        84     1,725        31     1,554         1     1,429
-------------------------------------------------------------------------------------------------------------------------
Lincoln VIP International Fund
 accumulation unit value
.. Beginning of period...................  $1.818    $1.834    $2.039    $2.052    $2.057    $2.065    $1.773    $1.776
.. End of period.........................   1.606     1.624     1.818     1.834     2.039     2.052     2.057     2.065
Number of accumulation units
.. End of period (000's omitted).........      73       712        17       848         8       866         1     1,317
-------------------------------------------------------------------------------------------------------------------------


                                                1998
                                         -------------------
                                         Standard Breakpoint
------------------------------------------------------------
Delaware VIP Trend Series accumulation
 unit value
.. Beginning of period...................   $1.220   $1.220
.. End of period.........................    1.368    1.370
Number of accumulation units
.. End of period (000's omitted).........        2      628
------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio
 accumulation unit value
.. Beginning of period...................
.. End of period......................... trading began
Number of accumulation units             in 1999
.. End of period (000's omitted).........
------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio
 accumulation unit value
.. Beginning of period...................
.. End of period......................... trading began
Number of accumulation units             in 1999
.. End of period (000's omitted).........
------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
 accumulation unit value
.. Beginning of period...................
.. End of period......................... trading began
Number of accumulation units             in 1999
.. End of period (000's omitted).........
------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund
 accumulation unit value
.. Beginning of period...................   $1.739   $1.739
.. End of period.........................    1.567    1.569
Number of accumulation units
.. End of period (000's omitted).........        1      554
------------------------------------------------------------
Lincoln VIP Bond Fund accumulation unit
 value
.. Beginning of period...................   $4.776   $4.776
.. End of period.........................    5.023    5.032
Number of accumulation units
.. End of period (000's omitted).........        1      283
------------------------------------------------------------
Lincoln VIP Capital Appreciation
 accumulation unit value
.. Beginning of period...................   $2.119   $2.119
.. End of period.........................    2.573    2.577
Number of accumulation units
.. End of period (000's omitted).........        1      555
------------------------------------------------------------
Lincoln VIP Equity-Income Fund
 accumulation unit value
.. Beginning of period...................   $2.356   $2.356
.. End of period.........................    2.399    2.403
Number of accumulation units
.. End of period (000's omitted).........        1      777
------------------------------------------------------------
Lincoln VIP Global Asset Allocation Fund
 accumulation unit value
.. Beginning of period...................   $2.938   $2.938
.. End of period.........................    3.056    3.061
Number of accumulation units
.. End of period (000's omitted).........        1      140
------------------------------------------------------------
Lincoln VIP Growth and Income Fund
 accumulation unit value
.. Beginning of period................... $ 10.522  $10.522
.. End of period.........................   11.496   11.515
Number of accumulation units
.. End of period (000's omitted).........        1      600
------------------------------------------------------------
Lincoln VIP International Fund
 accumulation unit value
.. Beginning of period...................   $1.799   $1.799
.. End of period.........................    1.773    1.776
Number of accumulation units
.. End of period (000's omitted).........        1      685
------------------------------------------------------------

                                                     2002                2001                2000                1999
                                              ------------------- ------------------  ------------------- ------------------
                                              Standard Breakpoint Standard Breakpoint Standard Breakpoint Standard Breakpoint
------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund accumulation
 unit value
.. Beginning of period........................  $5.334    $5.383    $5.476    $5.512    $5.610    $5.633    $5.260    $5.269
.. End of period..............................   4.697     4.752     5.334     5.383     5.476     5.512     5.610     5.633
Number of accumulation units
.. End of period (000's omitted)..............      63       589        37       536         6       478         1       631
------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund
 accumulation unit value
.. Beginning of period........................  $2.820    $2.848    $2.738    $2.759    $2.608    $2.621    $2.516    $2.521
.. End of period..............................   2.831     2.867     2.820     2.848     2.738     2.759     2.608     2.621
Number of accumulation units
.. End of period (000's omitted)..............     411     1,056       355     1,589       224     1,313         1     1,109
------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund
 accumulation unit value
.. Beginning of period........................  $5.459    $5.508    $6.094    $6.133    $6.715    $6.741    $5.875    $5.883
.. End of period..............................   4.209     4.257     5.459     5.508     6.094     6.133     6.715     6.741
Number of accumulation units
.. End of period (000's omitted)..............     149     1,493        81     1,588        31     1,502         1     1,300
------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Special Opportunities Fund
 accumulation unit value
.. Beginning of period........................  $9.581    $9.666    $9.476    $9.536    $8.249    $8.280    $8.721    $8.733
.. End of period..............................   8.374     8.469     9.581     9.666     9.476     9.536     8.249     8.280
Number of accumulation units
.. End of period (000's omitted)..............      33       161        15       158         1       104         1       133
------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series accumulation unit
 value
.. Beginning of period........................  $0.786    $0.788    $1.000*   $1.000*
.. End of period..............................   0.601     0.604     0.786*    0.788*  trading began
Number of accumulation units                                                          in 2001
.. End of period (000's omitted)..............      68        10        14         2
------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth
 Portfolio accumulation unit value
.. Beginning of period........................ $10.464   $10.537   $14.026   $14.089   $15.310   $15.340   $10.000*  $10.000*
.. End of period..............................   7.320     7.390    10.464    10.537    14.026    14.089    15.310*   15.340*
Number of accumulation units
.. End of period (000's omitted)..............      52        40        38        29        16        19         1         1
------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio
 accumulation unit value
.. Beginning of period........................  $9.392    $9.457    $9.763    $9.805    $9.793    $9.810   $10.000*  $10.000*
.. End of period..............................   7.054     7.120     9.392     9.457     9.763     9.805     9.793*    9.810*
Number of accumulation units
.. End of period (000's omitted)..............      16        14         9         9         3         4         1         2
------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
 accumulation unit value
.. Beginning of period........................  $0.946    $0.947    $1.000*   $1.000*
.. End of period..............................   0.746     0.749     0.946*    0.947*  trading began
Number of accumulation units                                                          in 2001
.. End of period (000's omitted)..............      76        20        16         1
------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
 accumulation unit value
.. Beginning of period........................  $8.593    $8.651    $9.884    $9.925   $10.999   $11.018   $10.000*  $10.000*
.. End of period..............................   6.609     6.670     8.593     8.651     9.884     9.925    10.999*   11.018*
Number of accumulation units
.. End of period (000's omitted)..............      96       979        47       721        24       493         1        94
------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index Fund
 accumulation unit value
.. Beginning of period........................ $11.223   $11.303   $11.107   $11.158   $11.669   $11.693   $10.000*  $10.000*
.. End of period..............................   8.824     8.910    11.223    11.303    11.107    11.158    11.669*   11.693*
Number of accumulation units
.. End of period (000's omitted)..............      14       118         6        29         2         8         1         1
------------------------------------------------------------------------------------------------------------------------------


                                                     1998
                                              -------------------
                                              Standard Breakpoint
-----------------------------------------------------------------
Lincoln VIP Managed Fund accumulation
 unit value
.. Beginning of period........................   $5.004   $5.004
.. End of period..............................    5.260    5.269
Number of accumulation units
.. End of period (000's omitted)..............        1      220
-----------------------------------------------------------------
Lincoln VIP Money Market Fund
 accumulation unit value
.. Beginning of period........................   $2.460   $2.460
.. End of period..............................    2.516    2.521
Number of accumulation units
.. End of period (000's omitted)..............        1      847
-----------------------------------------------------------------
Lincoln VIP Social Awareness Fund
 accumulation unit value
.. Beginning of period........................ $  5.471  $ 5.471
.. End of period..............................    5.875    5.883
Number of accumulation units
.. End of period (000's omitted)..............        1      824
-----------------------------------------------------------------
Lincoln VIP Special Opportunities Fund
 accumulation unit value
.. Beginning of period........................ $  8.943  $ 8.943
.. End of period..............................    8.721    8.733
Number of accumulation units
.. End of period (000's omitted)..............        1      109
-----------------------------------------------------------------
MFS(R) VIT Utilities Series accumulation unit
 value
.. Beginning of period........................
.. End of period..............................
Number of accumulation units
.. End of period (000's omitted)..............
-----------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth
 Portfolio accumulation unit value
.. Beginning of period........................
.. End of period.............................. trading began
Number of accumulation units                  in 1999
.. End of period (000's omitted)..............
-----------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio
 accumulation unit value
.. Beginning of period........................
.. End of period.............................. trading began
Number of accumulation units                  in 1999
.. End of period (000's omitted)..............
-----------------------------------------------------------------
Putnam VT Health Sciences Fund
 accumulation unit value
.. Beginning of period........................
.. End of period..............................
Number of accumulation units
.. End of period (000's omitted)..............
-----------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
 accumulation unit value
.. Beginning of period........................
.. End of period.............................. trading began
Number of accumulation units                  in 1999
.. End of period (000's omitted)..............
-----------------------------------------------------------------
Scudder VIT Small Cap Index Fund
 accumulation unit value
.. Beginning of period........................
.. End of period.............................. trading began
Number of accumulation units                  in 1999
.. End of period (000's omitted)..............
-----------------------------------------------------------------




*These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts through December 31.

Lincoln Life Variable Annuity Account Q (Registrant)

The Lincoln National Life Insurance Company (Depositor)

Statement of Additional Information (SAI)


This SAI should be read in conjunction with the Prospectus of the VAA dated May 1, 2003. You may obtain a copy of the VAA Prospectus on request and without charge. Please write Lincoln National Life Insurance Co., P.O. Box 9740, Portland, ME 04104 or call 1-800-341-0441.


Table of Contents


              Item                                            Page
              ----------------------------------------------------
              General information and history of Lincoln Life B-2
              ----------------------------------------------------
              Special terms                                   B-2
              ----------------------------------------------------
              Services                                        B-2
              ----------------------------------------------------
              Principal Underwriter                           B-2
              ----------------------------------------------------
              Purchase of securities being offered            B-2
              ----------------------------------------------------
              Calculation of investment results               B-2
              ----------------------------------------------------


                     Item                              Page
                     --------------------------------------
                     Annuity payouts                    B-8
                     --------------------------------------
                     Determination of accumulation and
                     annuity unit value                 B-8
                     --------------------------------------
                     Advertising and sales literature   B-8
                     --------------------------------------
                     The power of tax deferred growth  B-10
                     --------------------------------------
                     Tax benefits today                B-11
                     --------------------------------------
                     Other information                 B-11
                     --------------------------------------
                     Financial statements              B-11
                     --------------------------------------

This SAI is not a Prospectus.


The date of this SAI is May 1, 2003.

General information and
history of Lincoln National Life Insurance Co. (Lincoln Life)


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. They are italicized to make this document more understandable.

Services

Independent auditors

The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life. No separate charge against the assets of the VAA is made by Lincoln Life for this service. We have entered into an agreement with Delaware Management Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Principal underwriter


Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the group variable annuity contracts. We may not offer a contract continuously or in every state.



Lincoln Life received $275,035 in 2002 for the sale of contracts offered through the VAA. Lincoln Life retained no underwriting commissions in 2002 from the sale of the variable annuity contracts.


Purchase of securities being offered


The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln Life products; through independent insurance brokers; and through certain securities broker/dealers selected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the contract and/or the surrender charges may be waived.


There are exchange privileges between subaccounts, and between the VAA and Lincoln Life's General Account (See The contracts.) No exchanges are permitted between the VAA and other separate accounts.

Lincoln Life has contracted with some broker/dealers, and may contract with others, to sell the group variable annuity contracts through certain legally authorized persons and organizations. These dealers are compensated under a standard Compensation Schedule.

Calculation of investment results

Money Market Fund Subaccounts:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week, is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.


The 7-day Money Market yield reported is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2002); then dividing this figure by the account value at the beginning of the period; then annualizing. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities. The 7-day money market yield as of December 31, 2002 was 0.09% (standard) and 0.34% (breakpoint).


Total Returns

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                              P (1 + T)/n/ = ERV

Where:   P =   a hypothetical initial purchase payment of
               $1,000
         T =   average annual total return for the period in
               question
         n =   number of years
       ERV =   ending redeemable value (as of the end of the
               period in question) of a hypothetical $1,000
               purchase payment made at the beginning of
               the 1-year, 5-year, or 10-year period in
               question (or fractional portion thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after the option became available in the Separate Account.

Standard Performance Data:


As of December 31, 2002


Standard and Breakpoint Mortality and Risk Expense Charge:


                                                                                            10-Year**/
                                                     1-Year              5-Year          Since Inception
                                              ------------------   ------------------- ------------------
Subaccounts                         Commenced Standard  Breakpoint Standard Breakpoint Standard  Breakpoint
-                                   -----------------------------------------------------------------------
AllianceBernstein VP Growth         05/22/00   (33.25)%   (30.94)%   N/A       N/A      (25.99)%   (24.90)%
AllianceBernstein VP Technology     05/22/00   (45.85)    (43.98)    N/A       N/A      (36.35)    (35.42)
American Funds Growth               05/22/00   (29.70)    (27.27)    N/A       N/A      (19.53)    (18.35)
American Funds International        05/22/00   (20.75)    (18.02)    N/A       N/A      (20.95)    (19.79)
Baron Capital Asset                 05/03/99   (20.15)    (17.40)    N/A       N/A       (0.71)      0.68
Delaware VIP Global Bond            06/01/98    16.41      20.43     N/A       N/A        3.34       4.31
Delaware VIP Large Cap Value        06/01/98   (24.32)    (21.71)    N/A       N/A       (5.34)     (4.46)
Delaware VIP REIT                   05/22/00    (2.73)      0.63     N/A       N/A       (8.15)      9.75
Delaware VIP Small Cap Value        05/29/01   (12.27)     (9.24)    N/A       N/A       (6.58)     (4.47)
Delaware VIP Trend                  06/01/98   (25.50)    (22.92)    N/A       N/A        2.12       3.07
Fidelity(R) VIP Contrafund          05/03/99   (15.71)    (12.80)    N/A       N/A       (7.30)     (6.01)
Fidelity(R) VIP Growth              05/03/99   (35.05)    (32.80)    N/A       N/A      (14.22)    (13.02)
Janus Aspen Worldwide Growth        05/03/99   (30.67)    (28.28)    N/A       N/A      (10.43)     (9.17)
Lincoln VIP Aggressive Growth       06/01/98   (35.07)    (32.82)    N/A       N/A      (12.91)    (12.10)
Lincoln VIP Bond                    06/01/98     2.51       6.05     N/A       N/A        4.77       5.75
Lincoln VIP Capital Appreciation    06/01/98   (32.03)    (29.69)    N/A       N/A       (6.51)     (5.63)
Lincoln VIP Equity Income           06/01/98   (21.52)    (18.81)    N/A       N/A       (3.39)     (2.49)
Lincoln VIP Global Asset Allocation 06/01/98   (18.10)    (15.27)    N/A       N/A       (4.46)     (3.57)
Lincoln VIP Growth and Income       06/01/98   (27.46)    (24.96)    N/A       N/A       (6.55)     (5.67)
Lincoln VIP International           06/01/98   (16.97)    (14.10)    N/A       N/A       (3.53)     (2.64)
Lincoln VIP Managed                 06/01/98   (17.23)    (14.37)    N/A       N/A       (2.47)     (1.56)
Lincoln VIP Money Market            06/01/98    (5.63)     (2.37)    N/A       N/A        1.96       2.94
Lincoln VIP Social Awareness        06/01/98   (27.53)    (25.02)    N/A       N/A       (6.61)     (5.74)
Lincoln VIP Special Opportunities   06/01/98   (17.85)    (15.01)    N/A       N/A       (2.52)     (1.62)
MFS(R) VIT Utilities                05/29/01   (28.12)    (25.63)    N/A       N/A      (30.12)    (28.54)
Neuberger Berman AMT Mid-Cap Growth 05/03/99   (34.25)    (31.98)    N/A       N/A       (9.65)     (8.38)
Neuberger Berman AMT Partners       05/03/99   (29.41)    (26.97)    N/A       N/A      (11.22)     (9.97)
Putnam VT Health Sciences           05/29/01   (25.87)    (23.32)    N/A       N/A      (20.01)    (18.20)
Scudder VIT Equity 500 Index        05/03/99   (27.71)    (25.21)    N/A       N/A      (12.52)    (11.30)
Scudder VIT Small Cap Index         05/03/99   (26.10)    (23.55)    N/A       N/A       (5.05)     (3.71)



**10-year subaccount performance otherwise since subaccount inception.

Non-standard Investment Results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information is for the periods prior to the date that a Fund became available in the VAA. This performance will be calculated based on
(1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, surrender charges and the account fee) and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie:
EGMDB) that were in effect during the time periods shown and may not reflect surrender charges. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment.


Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.


The performance numbers in tables A and B do not reflect surrender charges. The performance numbers are for the periods prior to the date that a fund became available in the VAA.



A. Non-Standard Performance Data--Standard Mortality And Risk Expense Charge:



As of December 31, 2002





                                                                                Since     As if
                                    YTD      1-year   3-year   5-year   10-year Inception commenced
---------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth         (28.98)% (28.98)% (24.11)%  (5.90)%    N/A     6.49%  09/15/94
AllianceBernstein VP Technology     (42.39)  (42.39)  (30.92)   (1.52)     N/A     0.87   01/11/96
American Funds Growth               (25.21)  (25.21)  (14.42)    5.50    10.92%   12.47   02/08/84
American Funds International        (15.69)  (15.69)  (19.80)    1.48     7.17     5.80   05/01/90
Baron Capital Asset                 (15.05)  (15.05)   (3.08)     N/A      N/A    11.99   10/01/98
Delaware VIP Global Bond             23.84    23.84     6.80     4.41      N/A     4.91   05/01/96
Delaware VIP Large Cap Value        (19.49)  (19.49)   (5.48)   (2.21)    7.75     7.05   07/28/88
Delaware VIP REIT                     3.48     3.48    13.16      N/A      N/A     5.13   05/04/98
Delaware VIP Small Cap Value         (6.67)   (6.67)    6.46     1.32      N/A     8.67   12/27/93
Delaware VIP Trend                  (20.74)  (20.74)  (15.08)    3.50      N/A     8.99   12/27/93
Fidelity(R) VIP Contrafund          (10.33)  (10.33)  (10.43)    2.37      N/A    10.89   01/03/95
Fidelity(R) VIP Growth              (30.90)  (30.90)  (20.86)   (1.69)    7.12     9.11   10/09/86
Janus Aspen Worldwide Growth        (26.25)  (26.25)  (22.09)   (0.35)     N/A     9.29   09/13/93
Lincoln VIP Aggressive Growth       (30.92)  (30.92)  (23.97)  (10.46)     N/A    (0.64)  02/03/94
Lincoln VIP Bond                      9.06     9.06     8.97     6.09     6.24     9.09   12/28/81
Lincoln VIP Capital Appreciation    (27.69)  (27.69)  (23.83)   (2.76)     N/A     5.47   02/03/94
Lincoln VIP Equity Income           (16.51)  (16.51)   (5.69)   (0.30)     N/A     8.45   02/03/94
Lincoln VIP Global Asset Allocation (12.87)  (12.87)   (9.35)   (1.60)    5.61     6.15   08/03/87
Lincoln VIP Growth and Income       (22.83)  (22.83)  (15.34)   (3.40)    7.11    10.47   12/28/81
Lincoln VIP International           (11.66)  (11.66)   (7.93)    0.55     5.94     4.14   05/01/91
Lincoln VIP Managed                 (11.94)  (11.94)   (5.75)   (0.07)    6.27     8.17   04/27/83
Lincoln VIP Money Market              0.40     0.40     2.77     3.20     3.31     5.08   01/07/82
Lincoln VIP Social Awareness        (22.90)  (22.90)  (14.42)   (3.19)    8.89    10.29   05/02/88
Lincoln VIP Special Opportunities   (12.60)  (12.60)    0.50     0.30     8.39    10.64   12/28/81
MFS(R) VIT Utilities                (23.53)  (23.53)  (15.27)   (1.64)     N/A     8.13   01/03/95
Neuberger Berman AMT Mid-Cap Growth (30.05)  (30.05)  (21.81)    0.10      N/A     3.19   11/03/97
Neuberger Berman AMT Partners       (24.90)  (24.90)  (10.36)   (4.61)     N/A     6.40   03/22/94
Putnam VT Health Sciences           (21.14)  (21.14)   (4.86)     N/A      N/A    (2.45)  05/01/98
Scudder VIT Equity 500 Index        (23.09)  (23.09)  (15.62)   (1.81)     N/A    (1.42)  10/01/97
Scudder VIT Small Cap Index         (21.38)  (21.38)   (8.89)   (2.73)     N/A    (1.76)  08/25/97

B. Non-standard Performance Data--Breakpoint Mortality and Risk Expense Charge:



As of December 31, 2002



                                                                                  Since     As if
                                      YTD     1-year   3-year   5-year  10-year inception commenced
---------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth         (28.80)% (28.80)% (23.91)%  (5.66)%    N/A     6.76%  09/15/94
AllianceBernstein VP Technology     (42.24)  (42.24)  (30.74)   (1.28)     N/A     1.12   01/11/96
American Funds Growth               (25.02)  (25.02)  (14.20)    5.76    11.20%   12.75   02/08/84
American Funds International        (15.48)  (15.48)  (19.59)    1.73     7.44     6.07   05/01/90
Baron Capital Asset                 (14.84)  (14.84)   (2.83)     N/A      N/A    12.28   10/01/98
Delaware VIP Global Bond             24.16    24.16     7.07     4.68      N/A     5.17   05/01/96
Delaware VIP Large Cap Value        (19.28)  (19.28)   (5.24)   (1.97)    8.02     7.32   07/28/88
Delaware VIP REIT                     3.74     3.74    13.45      N/A      N/A     5.40   05/04/98
Delaware VIP Small Cap Value         (6.43)   (6.43)    6.73     1.58      N/A     8.95   12/27/93
Delaware VIP Trend                  (20.54)  (20.54)  (14.86)    3.76      N/A     9.26   12/27/93
Fidelity(R) VIP Contrafund          (10.10)  (10.10)  (10.21)    2.62      N/A    11.17   01/03/95
Fidelity(R) VIP Growth              (30.72)  (30.72)  (20.66)   (1.43)    7.39     9.39   10/09/86
Janus Aspen Worldwide Growth        (26.06)  (26.06)  (21.90)   (0.10)     N/A     9.57   09/13/93
Lincoln VIP Aggressive Growth       (30.74)  (30.74)  (23.77)  (10.23)     N/A    (0.39)  02/03/94
Lincoln VIP Bond                      9.33     9.33     9.24     6.36     6.51     9.36   12/28/81
Lincoln VIP Capital Appreciation    (27.51)  (27.51)  (23.63)   (2.52)     N/A     5.74   02/03/94
Lincoln VIP Equity Income           (16.30)  (16.30)   (5.45)   (0.05)     N/A     8.72   02/03/94
Lincoln VIP Global Asset Allocation (12.64)  (12.64)   (9.12)   (1.35)    5.88     6.41   08/03/87
Lincoln VIP Growth and Income       (22.63)  (22.63)  (15.13)   (3.15)    7.38    10.75   12/28/81
Lincoln VIP International           (11.44)  (11.44)   (7.70)    0.80     6.21     4.40   05/01/91
Lincoln VIP Managed                 (11.72)  (11.72)   (5.51)    0.18     6.53     8.45   04/27/83
Lincoln VIP Money Market              0.65     0.65     3.04     3.48     3.58     5.35   01/07/82
Lincoln VIP Social Awareness        (22.70)  (22.70)  (14.20)   (2.95)    9.17    10.57   05/02/88
Lincoln VIP Special Opportunities   (12.38)  (12.38)    0.76     0.55     8.66    10.92   12/28/81
MFS(R) VIT Utilities                (23.33)  (23.33)  (15.06)   (1.39)     N/A     8.40   01/03/95
Neuberger Berman AMT Mid-Cap Growth (29.87)  (29.87)  (21.61)    0.35      N/A     3.45   11/03/97
Neuberger Berman AMT Partners       (24.71)  (24.71)  (10.13)   (4.37)     N/A     6.67   03/22/94
Putnam VT Health Sciences           (20.94)  (20.94)   (4.61)     N/A      N/A    (2.21)  05/01/98
Scudder VIT Equity 500 Index        (22.90)  (22.90)  (15.40)   (1.56)     N/A    (1.17)  10/01/97
Scudder VIT Small Cap Index         (21.18)  (21.18)   (8.66)   (2.48)     N/A    (1.50)  08/25/97



C. Non-standard Performance Data--Standard Mortality and Risk Expense:



As of December 31, 2002 (adjusted for surrender):



                                                                                  Since     As if
                                      YTD     1-year   3-year   5-year  10-year inception commenced
---------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth         (33.25)% (33.25)% (25.66)%  (6.86)%    N/A     6.36%  09/15/94
AllianceBernstein VP Technology     (45.85)  (45.85)  (32.33)   (2.53)     N/A     0.43   01/11/96
American Funds Growth               (29.70)  (29.70)  (16.17)    4.42    10.92%   12.47   02/08/84
American Funds International        (20.75)  (20.75)  (21.43)    0.44     7.17     5.80   05/01/90
Baron Capital Asset                 (20.15)  (20.15)   (5.05)     N/A      N/A    10.65   10/01/98
Delaware VIP Global Bond             16.41    16.41     4.62     3.35      N/A     4.43   05/01/96
Delaware VIP Large Cap Value        (24.32)  (24.32)   (7.41)   (3.21)    7.75     7.05   07/28/88
Delaware VIP REIT                    (2.73)   (2.73)   10.85      N/A      N/A     3.98   05/04/98
Delaware VIP Small Cap Value        (12.27)  (12.27)    4.29     0.29      N/A     8.67   12/27/93
Delaware VIP Trend                  (25.50)  (25.50)  (16.81)    2.44      N/A     8.99   12/27/93
Fidelity(R) VIP Contrafund          (15.71)  (15.71)  (12.26)    1.32      N/A    10.61   01/03/95
Fidelity(R) VIP Growth              (35.05)  (35.05)  (22.48)   (2.69)    7.12     9.11   10/09/86
Janus Aspen Worldwide Growth        (30.67)  (30.67)  (23.69)   (1.37)     N/A     9.29   09/13/93
Lincoln VIP Aggressive Growth       (35.07)  (35.07)  (25.52)  (11.37)     N/A    (0.75)  02/03/94
Lincoln VIP Bond                      2.51     2.51     6.74     5.00     6.24     9.09   12/28/81
Lincoln VIP Capital Appreciation    (32.03)  (32.03)  (25.38)   (3.75)     N/A     5.35   02/03/94
Lincoln VIP Equity Income           (21.52)  (21.52)   (7.62)   (1.32)     N/A     8.33   02/03/94
Lincoln VIP Global Asset Allocation (18.10)  (18.10)  (11.21)   (2.61)    5.61     6.15   08/03/87
Lincoln VIP Growth and Income       (27.46)  (27.46)  (17.07)   (4.39)    7.11    10.47   12/28/81
Lincoln VIP International           (16.97)  (16.97)   (9.81)   (0.47)    5.94     4.14   05/01/91
Lincoln VIP Managed                 (17.23)  (17.23)   (7.67)   (1.09)    6.27     8.17   04/27/83
Lincoln VIP Money Market             (5.63)   (5.63)    0.67     2.14     3.31     5.08   01/07/82
Lincoln VIP Social Awareness        (27.53)  (27.53)  (16.17)   (4.18)    8.89    10.29   05/02/88
Lincoln VIP Special Opportunities   (17.85)  (17.85)   (1.55)   (0.72)    8.39    10.64   12/28/81
MFS(R) VIT Utilities                (28.12)  (28.12)  (17.00)   (2.64)     N/A     7.85   01/03/95
Neuberger Berman AMT Mid-Cap Growth (34.25)  (34.25)  (23.40)   (0.93)     N/A     2.37   11/03/97
Neuberger Berman AMT Partners       (29.41)  (29.41)  (12.19)   (5.58)     N/A     6.28   03/22/94
Putnam VT Health Sciences           (25.87)  (25.87)   (6.80)     N/A      N/A    (3.52)  05/01/98
Scudder VIT Equity 500 Index        (27.71)  (27.71)  (17.34)   (2.81)     N/A    (2.18)  10/01/97
Scudder VIT Small Cap Index         (26.10)  (26.10)  (10.75)   (3.72)     N/A    (2.50)  08/25/97

D. Non-standard Performance Data--Breakpoint Mortality and Risk Expense Charge:



As of December 31, 2002 (adjusted for surrender):



                                                                                  Since     As if
                                      YTD     1-year   3-year   5-year  10-year inception commenced
---------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth         (30.94)% (30.94)% (24.68)%  (6.04)%    N/A     6.63%  09/15/94
AllianceBernstein VP Technology     (43.98)  (43.98)  (31.44)   (1.68)     N/A     0.83   01/11/96
American Funds Growth               (27.27)  (27.27)  (15.07)    5.34    11.20%   12.75   02/08/84
American Funds International        (18.02)  (18.02)  (20.40)    1.32     7.44     6.07   05/01/90
Baron Capital Asset                 (17.40)  (17.40)   (3.81)     N/A      N/A    11.74   10/01/98
Delaware VIP Global Bond             20.43    20.43     5.99     4.26      N/A     4.86   05/01/96
Delaware VIP Large Cap Value        (21.71)  (21.71)   (6.20)   (2.37)    8.02     7.32   07/28/88
Delaware VIP REIT                     0.63     0.63    12.31      N/A      N/A     4.95   05/04/98
Delaware VIP Small Cap Value         (9.24)   (9.24)    5.65     1.17      N/A     8.95   12/27/93
Delaware VIP Trend                  (22.92)  (22.92)  (15.72)    3.34      N/A     9.26   12/27/93
Fidelity(R) VIP Contrafund          (12.80)  (12.80)  (11.11)    2.21      N/A    10.89   01/03/95
Fidelity(R) VIP Growth              (32.80)  (32.80)  (21.47)   (1.83)    7.39     9.39   10/09/86
Janus Aspen Worldwide Growth        (28.28)  (28.28)  (22.69)   (0.50)     N/A     9.57   09/13/93
Lincoln VIP Aggressive Growth       (32.82)  (32.82)  (24.55)  (10.59)     N/A    (0.50)  02/03/94
Lincoln VIP Bond                      6.05     6.05     8.14     5.93     6.51     9.36   12/28/81
Lincoln VIP Capital Appreciation    (29.69)  (29.69)  (24.41)   (2.91)     N/A     5.62   02/03/94
Lincoln VIP Equity Income           (18.81)  (18.81)   (6.41)   (0.46)     N/A     8.60   02/03/94
Lincoln VIP Global Asset Allocation (15.27)  (15.27)  (10.04)   (1.75)    5.88     6.41   08/03/87
Lincoln VIP Growth and Income       (24.96)  (24.96)  (15.98)   (3.54)    7.38    10.75   12/28/81
Lincoln VIP International           (14.10)  (14.10)   (8.63)    0.40     6.21     4.40   05/01/91
Lincoln VIP Managed                 (14.37)  (14.37)   (6.47)   (0.22)    6.53     8.45   04/27/83
Lincoln VIP Money Market             (2.37)   (2.37)    2.00     3.06     3.58     5.35   01/07/82
Lincoln VIP Social Awareness        (25.02)  (25.02)  (15.07)   (3.34)    9.16    10.57   05/02/88
Lincoln VIP Special Opportunities   (15.01)  (15.01)   (0.26)    0.14     8.66    10.92   12/28/81
MFS(R) VIT Utilities                (25.63)  (25.63)  (15.92)   (1.79)     N/A     8.13   01/03/95
Neuberger Berman AMT Mid-Cap Growth (31.98)  (31.98)  (22.40)   (0.05)     N/A     3.05   11/03/97
Neuberger Berman AMT Partners       (26.97)  (26.97)  (11.04)   (4.75)     N/A     6.55   03/22/94
Putnam VT Health Sciences           (23.32)  (23.32)   (5.58)     N/A      N/A    (2.63)  05/01/98
Scudder VIT Equity 500 Index        (25.21)  (25.21)  (16.26)   (1.96)     N/A    (1.55)  10/01/97
Scudder VIT Small Cap Index         (23.55)  (23.55)   (9.59)   (2.87)     N/A    (1.87)  08/25/97

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the value of the contract on the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment performance of the eligible fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the annuitant with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This date will become the date on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a" Individual Annuity Mortality Tables, with an assumed investment return at the rate of 5% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of contract value under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 5% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual Net Investment Rate (annualized) exceeds 5%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 5%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans where not prohibited by law.

At an annuity commencement date, the annuitant is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying eligible funds. The amount of the second and subsequent annuity payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days before the date that payment is due.

The value of each subaccount annuity unit was arbitrarily established. The annuity unit value for each subaccount at the end of any valuation date is determined as follows:

1.The total value of fund shares held in the subaccount is calculated by multiplying the number of shares by the net asset value at end of valuation period plus any dividend or other distribution.

2.The liabilities of the subaccount, including daily charges and taxes, are subtracted.

3.The result is divided by the number of annuity units in the subaccount at beginning of valuation period, and adjusted by a factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days before the payout date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.

Determination of accumulation and annuity unit value

A description of the days on which accumulation and annuity units will be valued is given in the Prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

Since the portfolios of some of the funds will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds.

Advertising and sales literature

In marketing the contracts, we and our various sales representatives may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the contracts and the underlying funds and series, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claim-paying ability, the features of particular contracts, and the comparative investment performance of the funds with other portfolios having similar objectives. A few such services are: Fitch, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS. Marketing materials may employ illustrations of compound interest and dollar cost averaging; discuss automatic withdrawal services; describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the VAA, the funds, and their investment management. Lincoln Life may refer to the following organizations (and others) in its marketing materials:


A.M. Best evaluates the overall performance of insurance companies to gauge their relative financial strength and ability to meet contractual obligations.
A. M. Best performs a quantitative and qualitative review of each company. It also provides rankings, to which Lincoln Life intends to refer.



FITCH rates over 800 insurance companies in nearly 30 countries. Its Insurance Group maintains significant analytical centers in Chicago, London and New York, and coordinates local analytical resources in other locations worldwide on behalf of Fitch's global office network.



EAFE Index measures the performance of equities in Europe, Australia and the Far East. It reflects the movements of world stock markets via the evaluation of an unmanaged portfolio. Prepared by Morgan Stanley Capital International, the index represents over 1,000 companies in 20 nations.



Lipper Variable Insurance Products Performance Analysis Service publishes statistical data on investment companies in the U. S. and overseas. Lipper, recognized as the leading data source on open-end and closed-end funds, tracks the performance of over 5,000 investment firms. Reports include performance and portfolio analysis, as well as fee and expense analysis.



Moody's rating is an evaluation of an insurance company's financial strength and ability to meet its financial obligations. The purpose of Moody's ratings is to provide investors with a simple system to grade the relative quality of insurance companies.



Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.



Standard & Poor's claims-paying ability rating measures an insurance company's financial capacity to meet obligations to policyholders. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.



VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. It also provides a readily understandable analysis of the comparative characteristics and market performance of funds in variable contracts.



Standard & Poor's 500 Index is a broad-based measurement of U.S. stock-market performance. The index, popularly known as the S&P 500, is based on the weighted average performance of the common stocks of 500 leading companies in diverse industries. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index are services of Standard & Poor's Corporation, a financial advisory, securities rating and publishing firm.




Standard & Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry group representations.


NASDAQ-OTC Price Index is based on the NASD Automated Quotations (NASDAQ) and represents 3,500 domestic over-the-counter stocks. It is market value-weighted and heavily populated by high-tech firms.



Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials. Prepared and published by Dow Jones & Company, "the Dow" is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.


Salomon Brothers 90-day Treasury Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Russell 1000(R) Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3000 of the largest US companies.

Russell 2000(R) Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3000 of the largest US companies.


Russell 3000(R) Index--Measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2002, the average firm's stock value in the index was $4 billion; the median was $700 million. The range of stock value was from $309 billion to $128 million.


Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index--Composed of all bonds that are investment grade (rates Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing US domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

In its advertisements and other sales literature for the VAA and the eligible funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:


Compound Interest Illustrations will emphasize several advantages of the variable annuity contract. For example--but not by way of illustration--the literature may emphasize the potential tax savings through tax deferral, the potential advantage of the variable annuity account over the fixed account, and the compounding effect of regular deposits to a contract.


Annuity Payout Illustrations--These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.


Internet is an electronic communications network that may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.


Dollar-cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002 and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.



Lincoln Life's Customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 17,000 organizations and more than 1.5 million individuals.



Lincoln Life's Assets, Size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Co., above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recognized evaluation criteria. For example, at December 31, 2002, Lincoln Life had total assets of over $84 billion.


Sales literature may reference the Multi-Fund "Solutions" newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Multi-Fund annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.

The graphs below compare accumulations attributable to contributions to conventional savings vehicles such as savings accounts at a bank or credit union, nonqualified contracts purchased with after tax contributions, and qualified contracts purchased with pre-tax contributions under tax-favored retirement programs.

The power of tax deferred growth

The hypothetical chart below compares the results of contributing $1,200 per year ($100 per month) during the time periods illustrated. Each graph assumes a 28% tax rate and an 8% fixed rate of return (before fees and charges). For tax deferred annuities (TDA), the results are based on contributing $1,666.66 ($138.88 per month) during the time periods illustrated. The additional $38.88 per month is the amount of federal taxes paid by those contributing to the conventional savings accounts or nonqualified contracts. In this example, it has been invested by the contributors to the qualified contracts. The deduction of fees and charges is also indicated in the graph. The dotted lines represent the amount remaining after deducting any taxes due and all fees (including
CDSC). See Charges and other deductions in the Prospectus for discussion of charges. Additionally, a 10% tax penalty (not included here) may apply to withdrawals before age 59 1/2.

                                    [CHART]

        Conventional     Nonqualified annuity contracts  Tax deferred annuity
          Savings           with tax deferred growth      retirement program

10 years    16049                     18013                   25017
15 years    28143                     33761                   46890
20 years    44145                     56900                   79028

10 years                              16193                   17012
15 years                              29340                   33761
20 years                              47688                   56900

The contributions and interest earnings on conventional savings accounts are usually taxed currently. For nonqualified contracts contributions are usually taxed currently, while earnings are not usually subject to income tax until withdrawn. However, contributions to and earnings on qualified plans are ordinarily not subject to income tax until withdrawn. Therefore, having greater amounts re-invested in a qualified or nonqualified plan increases the accumulation power of savings over time.

As you can see, a tax deferred plan can provide a much higher account value over a long period of time. Therefore, tax deferral is an important component of a retirement plan or other long-term financial goals. (The above chart is for illustrative purposes and should not be construed as representative of actual results, which may be more or less.)

Tax benefits today

When you put a portion of your salary in a tax deferred retirement plan, your contributions don't appear as taxable income on your W-2 form at the end of the calendar year. So while you are contributing, you can reduce your taxes and increase your take-home pay.

Here's an example: Let's assume you are single, your taxable income is $50,000, and you are in the 28% tax bracket.

                                              Traditional Savings of
                                              Savings     Pre-Tax
                                              Plan        Dollars
                                              ----------- ----------
           Your income                          $50,000    $50,000
           Tax-deferred savings                     -0-      2,400
           Taxable income                        50,000     47,600
           *Estimated federal income taxes       10,481      9,809
           Income after taxes                    39,519     37,791
           After-tax savings                      2,400        -0-
           Remaining income after savings and
             taxes                               37,119     37,791

With a tax-deferred plan, you have $672 more spendable income each year because you are paying less taxes currently.

*The above chart assumes a 28% marginal federal tax rate on conventional contributions. TDA contributions are generally taxed as ordinary income when withdrawn. Federal tax penalties generally apply to distributions before age 59 1/2. For illustrative purposes only.

Other information


Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Board of Directors of the fund involved will be monitoring for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.


Financial statements


Financial statements of the VAA and the financial statements of Lincoln Life appear on the following pages.

Lincoln Life Variable Annuity Account Q

Statement of assets and liabilities

December 31, 2002

                                                                                          Mortality &
                                                               Contract                   Expense       Contract
                                                               Purchases                  Charges       Redemptions
                                                               Due From                   Payable To    Due To
                                                               The Lincoln                The Lincoln   The Lincoln
                                                               National Life              National Life National Life
                                                               Insurance                  Insurance     Insurance
                                                   Investments Company       Total Assets Company       Company       Net Assets
---------------------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Subaccount                     $ 7,442,864    $    --    $ 7,442,864      $164         $ 1,916    $ 7,440,784
AFIS International Class 2 Subaccount                1,122,694         --      1,122,694        25          11,901      1,110,768
AVPSF Growth Class B Subaccount                        114,986         79        115,065         3              --        115,062
AVPSF Technology Class B Subaccount                    161,004         --        161,004         4               2        160,998
Baron Capital Asset Subaccount                         481,830        261        482,091        12              --        482,079
Delaware VIP Global Bond Subaccount                    427,599     16,921        444,520        10              --        444,510
Delaware VIP Large Cap Value Subaccount              2,945,633         --      2,945,633        62              12      2,945,559
Delaware VIP REIT Subaccount                           961,396        254        961,650        22              --        961,628
Delaware VIP Small Cap Value Service Class
Subaccount                                             407,387      1,917        409,304        10              --        409,294
Delaware VIP Trend Subaccount                        4,140,609         --      4,140,609        90             963      4,139,556
Fidelity VIP Contrafund Service Class Subaccount     2,695,511         81      2,695,592        58              --      2,695,534
Fidelity VIP Growth Service Class Subaccount         3,006,379         --      3,006,379        64           2,498      3,003,817
Janus Aspen Series Worldwide Growth Subaccount       4,139,240        140      4,139,380        90              --      4,139,290
LN Aggressive Growth Subaccount                      1,526,184         --      1,526,184        34              26      1,526,124
LN Bond Subaccount                                   4,604,011      4,416      4,608,427       103              --      4,608,324
LN Capital Appreciation Subaccount                   7,345,601         --      7,345,601       157           1,636      7,343,808
LN Equity-Income Subaccount                          5,489,945         --      5,489,945       121              53      5,489,771
LN Global Asset Allocation Subaccount                  693,333         --        693,333        15              --        693,318
LN Growth and Income Subaccount                     14,800,742        120     14,800,862       311              --     14,800,551
LN International Subaccount                          1,273,347         44      1,273,391        27              --      1,273,364
LN Managed Subaccount                                3,092,444        236      3,092,680        66              --      3,092,614
LN Money Market Subaccount                           4,201,374         --      4,201,374        94           9,718      4,191,562
LN Social Awareness Subaccount                       6,985,622          9      6,985,631       147              --      6,985,484
LN Special Opportunities Subaccount                  1,637,409        850      1,638,259        35              --      1,638,224
MFS Utilities Subaccount                                47,109        118         47,227         1              --         47,226
NB AMT Mid-Cap Growth Subaccount                       676,012        731        676,743        16              --        676,727
NB AMT Partners Subaccount                             215,635         --        215,635         5              --        215,630
Putnam VT Health Sciences IB Class Subaccount           69,119      2,493         71,612         2              --         71,610
Scudder VIT Equity 500 Index Subaccount              7,165,115         38      7,165,153       152              --      7,165,001
Scudder VIT Small Cap Index Subaccount               1,175,224         22      1,175,246        25              --      1,175,221


See accompanying notes.

Lincoln Life Variable Annuity Account Q

Statement of operations

Year Ended December 31, 2002

                                                             AFIS         AFIS          AVPSF      AVPSF
                                                             Growth       International Growth     Technology    Baron
                                                             Class 2      Class 2       Class B    Class B       Capital Asset
                                                             Subaccount   Subaccount    Subaccount Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income                          $     2,430    $  15,104    $     --    $     --     $        --
 . Mortality and expense guarantees                              (49,943)      (8,039)       (937)     (1,399)         (3,965)
                                                             -----------    ---------    --------    --------     -----------
NET INVESTMENT INCOME (LOSS)                                     (47,513)       7,065        (937)     (1,399)         (3,965)
Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on investments                      (231,448)    (263,778)     (2,445)    (17,130)         (5,048)
 . Dividends from net realized gain on investments                    --           --          --          --              --
                                                             -----------    ---------    --------    --------     -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                         (231,448)    (263,778)     (2,445)    (17,130)         (5,048)
Net change in unrealized appreciation or depreciation on
 investments                                                  (1,404,472)     100,300     (30,220)    (64,129)        (69,758)
                                                             -----------    ---------    --------    --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                  $(1,683,433)   $(156,413)   $(33,602)   $(82,658)    $   (78,771)
                                                             ===========    =========    ========    ========     ===========

                                                                                                   Delaware
                                                             Delaware     Delaware                 VIP
                                                             VIP          VIP           Delaware   Small Cap     Delaware
                                                             Global       Large Cap     VIP        Value         VIP
                                                             Bond         Value         REIT       Service Class Trend
                                                             Subaccount   Subaccount    Subaccount Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income                          $       418    $  31,307    $ 13,085    $    468     $        --
 . Mortality and expense guarantees                               (1,546)     (19,808)     (5,898)     (2,507)        (38,447)
                                                             -----------    ---------    --------    --------     -----------
NET INVESTMENT INCOME (LOSS)                                      (1,128)      11,499       7,187      (2,039)        (38,447)
Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on investments                           943      (85,147)      3,747      (4,748)       (467,224)
 . Dividends from net realized gain on investments                    --           --       8,132       1,447              --
                                                             -----------    ---------    --------    --------     -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                              943      (85,147)     11,879      (3,301)       (467,224)
Net change in unrealized appreciation or depreciation on
 investments                                                      42,815     (530,664)    (20,482)    (29,767)       (710,404)
                                                             -----------    ---------    --------    --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                  $    42,630    $(604,312)   $ (1,416)   $(35,107)    $(1,216,075)
                                                             ===========    =========    ========    ========     ===========

See accompanying notes.

                            Janus Aspen
Fidelity VIP  Fidelity VIP  Series       LN                       LN           LN         LN           LN
Contrafund    Growth        Worldwide    Aggressive    LN         Capital      Equity-    Global Asset Growth and   LN
Service Class Service Class Growth       Growth        Bond       Appreciation Income     Allocation   Income       International
Subaccount    Subaccount    Subaccount   Subaccount    Subaccount Subaccount   Subaccount Subaccount   Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------------
  $  12,685    $     5,519  $    43,994    $      --    $217,113  $        --  $  61,317    $ 11,335   $   180,459    $  20,263
    (16,280)       (29,571)     (37,613)     (13,644)    (34,026)     (72,151)   (38,297)     (5,649)     (128,459)     (11,377)
  ---------    -----------  -----------    ---------    --------  -----------  ---------    --------   -----------    ---------
     (3,595)       (24,052)       6,381      (13,644)    183,087      (72,151)    23,020       5,686        52,000        8,886
    (39,377)      (628,475)    (665,142)    (180,133)     43,246   (1,896,116)  (212,136)    (29,880)   (1,500,527)    (129,433)
         --             --           --           --         352           --     53,010          --            --           --
  ---------    -----------  -----------    ---------    --------  -----------  ---------    --------   -----------    ---------
    (39,377)      (628,475)    (665,142)    (180,133)     43,598   (1,896,116)  (159,126)    (29,880)   (1,500,527)    (129,433)
   (190,556)      (815,701)    (800,151)    (431,727)    160,868   (1,128,308)  (672,691)    (72,548)   (3,001,296)     (53,001)
  ---------    -----------  -----------    ---------    --------  -----------  ---------    --------   -----------    ---------
  $(233,528)   $(1,468,228) $(1,458,912)   $(625,504)   $387,553  $(3,096,575) $(808,797)   $(96,742)  $(4,449,823)   $(173,548)
  =========    ===========  ===========    =========    ========  ===========  =========    ========   ===========    =========

                                                                                          Putnam VT
              LN            LN           LN                       NB AMT                  Health       Scudder VIT  Scudder VIT
LN            Money         Social       Special       MFS        Mid-Cap      NB AMT     Sciences     Equity 500   Small Cap
Managed       Market        Awareness    Opportunities Utilities  Growth       Partners   IB Class     Index        Index
Subaccount    Subaccount    Subaccount   Subaccount    Subaccount Subaccount   Subaccount Subaccount   Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------------
  $ 100,946    $    68,297  $    75,911    $  25,936    $    603  $        --  $     816    $     --   $    81,638    $   9,173
    (23,616)       (38,839)     (61,763)     (13,991)       (288)      (6,172)    (1,623)       (517)      (55,472)      (7,874)
  ---------    -----------  -----------    ---------    --------  -----------  ---------    --------   -----------    ---------
     77,330         29,458       14,148       11,945         315       (6,172)      (807)       (517)       26,166        1,299
    (81,641)            --     (755,316)     (64,281)       (721)     (33,244)    (7,790)     (4,189)     (315,963)     (46,428)
         --             --           --        9,431          --           --         --          --            --          689
  ---------    -----------  -----------    ---------    --------  -----------  ---------    --------   -----------    ---------
    (81,641)            --     (755,316)     (54,850)       (721)     (33,244)    (7,790)     (4,189)     (315,963)     (45,739)
   (376,494)            --   (1,378,666)    (204,910)     (5,350)    (210,807)   (44,036)     (8,436)   (1,688,254)    (270,765)
  ---------    -----------  -----------    ---------    --------  -----------  ---------    --------   -----------    ---------
  $(380,805)   $    29,458  $(2,119,834)   $(247,815)   $ (5,756) $  (250,223) $ (52,633)   $(13,142)  $(1,978,051)   $(315,205)
  =========    ===========  ===========    =========    ========  ===========  =========    ========   ===========    =========

Lincoln Life Variable Annuity Account Q

Statements of changes in net assets

Years Ended December 31, 2001 and 2002

                                                                        AFIS         AFIS          AVPSF        AVPSF
                                                                        Growth       International Growth       Technology
                                                                        Class 2      Class 2       Class B      Class B
                                                                        Subaccount   Subaccount    Subaccount   Subaccount
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                           $ 2,720,642   $  741,071    $  21,692     $ 105,161
Changes From Operations:
 . Net investment income (loss)                                             (12,697)       1,187         (406)       (1,218)
 . Net realized gain (loss) on investments                                  908,582      208,424        8,262        (6,293)
 . Net change in unrealized appreciation or depreciation on investments  (1,516,262)    (401,776)     (17,580)      (32,925)
                                                                        -----------   ----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (620,377)    (192,165)      (9,724)      (40,436)
Change From Unit Transactions:
Accumulation Units:
 . Contract purchases                                                     3,436,573      916,128       92,288       145,399
 . Terminated contracts                                                    (445,183)    (541,982)      (7,266)      (45,945)
                                                                        -----------   ----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                             2,991,390      374,146       85,022        99,454
                                                                        -----------   ----------    ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   2,371,013      181,981       75,298        59,018
                                                                        -----------   ----------    ---------     ---------
NET ASSETS AT DECEMBER 31, 2001                                           5,091,655      923,052       96,990       164,179
Changes From Operations:
 . Net investment income (loss)                                             (47,513)       7,065         (937)       (1,399)
 . Net realized gain (loss) on investments                                 (231,448)    (263,778)      (2,445)      (17,130)
 . Net change in unrealized appreciation or depreciation on investments  (1,404,472)     100,300      (30,220)      (64,129)
                                                                        -----------   ----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (1,683,433)    (156,413)     (33,602)      (82,658)
Change From Unit Transactions:
Accumulation Units:
 . Contract purchases                                                     4,943,414    1,023,084       66,003       116,558
 . Terminated contracts                                                    (910,852)    (678,955)     (14,329)      (37,081)
                                                                        -----------   ----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                             4,032,562      344,129       51,674        79,477
                                                                        -----------   ----------    ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   2,349,129      187,716       18,072        (3,181)
                                                                        -----------   ----------    ---------     ---------
NET ASSETS AT DECEMBER 31, 2002                                         $ 7,440,784   $1,110,768    $ 115,062     $ 160,998
                                                                        ===========   ==========    =========     =========

                                                                                                                Delaware VIP
                                                                        Delaware VIP Delaware VIP               Small Cap
                                                                        Global       Large Cap     Delaware VIP Value
                                                                        Bond         Value         REIT         Service Class
                                                                        Subaccount   Subaccount    Subaccount   Subaccount
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                           $    18,034   $  539,260    $  62,984     $      --
Changes From Operations:
 . Net investment income (loss)                                                 186       (7,019)          95          (142)
 . Net realized gain (loss) on investments                                      (11)        (624)       1,517            22
 . Net change in unrealized appreciation or depreciation on investments         112       11,351       19,660         5,938
                                                                        -----------   ----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 287        3,708       21,272         5,818
Change From Unit Transactions:
Accumulation Units:
 . Contract purchases                                                        48,359    1,449,013      322,988       116,597
 . Terminated contracts                                                      (6,588)     (81,492)     (38,415)         (511)
                                                                        -----------   ----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                41,771    1,367,521      284,573       116,086
                                                                        -----------   ----------    ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      42,058    1,371,229      305,845       121,904
                                                                        -----------   ----------    ---------     ---------
NET ASSETS AT DECEMBER 31, 2001                                              60,092    1,910,489      368,829       121,904
Changes From Operations:
 . Net investment income (loss)                                              (1,128)      11,499        7,187        (2,039)
 . Net realized gain (loss) on investments                                      943      (85,147)      11,879        (3,301)
 . Net change in unrealized appreciation or depreciation on investments      42,815     (530,664)     (20,482)      (29,767)
                                                                        -----------   ----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              42,630     (604,312)      (1,416)      (35,107)
Change From Unit Transactions:
Accumulation Units:
 . Contract purchases                                                       368,639    2,538,391      992,976       482,753
 . Terminated contracts                                                     (26,851)    (899,009)    (398,761)     (160,256)
                                                                        -----------   ----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               341,788    1,639,382      594,215       322,497
                                                                        -----------   ----------    ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     384,418    1,035,070      592,799       287,390
                                                                        -----------   ----------    ---------     ---------
NET ASSETS AT DECEMBER 31, 2002                                         $   444,510   $2,945,559    $ 961,628     $ 409,294
                                                                        ===========   ==========    =========     =========

                                                                        Baron Capital
                                                                        Asset
                                                                        Subaccount
-------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                            $    98,778
Changes From Operations:
 . Net investment income (loss)                                               (1,759)
 . Net realized gain (loss) on investments                                       545
 . Net change in unrealized appreciation or depreciation on investments       29,991
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               28,777
Change From Unit Transactions:
Accumulation Units:
 . Contract purchases                                                        249,149
 . Terminated contracts                                                      (25,194)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                223,955
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      252,732
                                                                         -----------
NET ASSETS AT DECEMBER 31, 2001                                              351,510
Changes From Operations:
 . Net investment income (loss)                                               (3,965)
 . Net realized gain (loss) on investments                                    (5,048)
 . Net change in unrealized appreciation or depreciation on investments      (69,758)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (78,771)
Change From Unit Transactions:
Accumulation Units:
 . Contract purchases                                                        357,767
 . Terminated contracts                                                     (148,427)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                209,340
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      130,569
                                                                         -----------
NET ASSETS AT DECEMBER 31, 2002                                          $   482,079
                                                                         ===========



                                                                        Delaware VIP
                                                                        Trend
                                                                        Subaccount
-------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                            $ 4,072,015
Changes From Operations:
 . Net investment income (loss)                                              (37,890)
 . Net realized gain (loss) on investments                                  (123,018)
 . Net change in unrealized appreciation or depreciation on investments     (605,326)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (766,234)
Change From Unit Transactions:
Accumulation Units:
 . Contract purchases                                                      3,150,592
 . Terminated contracts                                                     (745,452)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              2,405,140
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,638,906
                                                                         -----------
NET ASSETS AT DECEMBER 31, 2001                                            5,710,921
Changes From Operations:
 . Net investment income (loss)                                              (38,447)
 . Net realized gain (loss) on investments                                  (467,224)
 . Net change in unrealized appreciation or depreciation on investments     (710,404)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (1,216,075)
Change From Unit Transactions:
Accumulation Units:
 . Contract purchases                                                      1,638,255
 . Terminated contracts                                                   (1,993,545)
                                                                         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               (355,290)
                                                                         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (1,571,365)
                                                                         -----------
NET ASSETS AT DECEMBER 31, 2002                                          $ 4,139,556
                                                                         ===========

See accompanying notes.

                            Janus Aspen
Fidelity VIP  Fidelity VIP  Series                                                            LN Global
Contrafund    Growth        Worldwide    LN Aggressive               LN Capital   LN Equity-  Asset      LN Growth
Service Class Service Class Growth       Growth        LN Bond       Appreciation Income      Allocation and Income
Subaccount    Subaccount    Subaccount   Subaccount    Subaccount    Subaccount   Subaccount  Subaccount Subaccount
----------------------------------------------------------------------------------------------------------------------
 $  719,996    $ 2,669,869  $ 4,419,676   $ 2,402,020   $ 2,783,308  $11,709,847  $2,509,018  $ 638,046  $19,100,047
     (3,564)       (29,484)     (13,621)      (15,320)      160,706      (90,790)     21,672     (2,126)      46,807
     (2,562)        68,239     (215,741)      269,474         7,237      657,933      80,088     40,518    4,988,916
    (86,800)      (778,369)  (1,184,732)   (1,108,819)      107,878   (4,298,755)   (346,992)   (91,440)  (7,419,920)
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
    (92,926)      (739,614)  (1,414,094)     (854,665)      275,821   (3,731,612)   (245,232)   (53,048)  (2,384,197)
  1,233,267      3,092,995    3,268,831       945,536     1,528,114    4,956,053   2,632,384    197,656    3,933,909
    (80,958)      (482,661)    (754,937)     (586,030)     (542,393)  (1,674,880)   (433,933)   (76,730)  (1,446,508)
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------

  1,152,309      2,610,334    2,513,894       359,506       985,721    3,281,173   2,198,451    120,926    2,487,401
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
  1,059,383      1,870,720    1,099,800      (495,159)    1,261,542     (450,439)  1,953,219     67,878      103,204
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
  1,779,379      4,540,589    5,519,476     1,906,861     4,044,850   11,259,408   4,462,237    705,924   19,203,251
     (3,595)       (24,052)       6,381       (13,644)      183,087      (72,151)     23,020      5,686       52,000
    (39,377)      (628,475)    (665,142)     (180,133)       43,598   (1,896,116)   (159,126)   (29,880)  (1,500,527)
   (190,556)      (815,701)    (800,151)     (431,727)      160,868   (1,128,308)   (672,691)   (72,548)  (3,001,296)
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
   (233,528)    (1,468,228)  (1,458,912)     (625,504)      387,553   (3,096,575)   (808,797)   (96,742)  (4,449,823)
  1,588,327      1,373,938    1,558,431       533,607     2,070,112    2,659,408   2,833,831    222,595    2,770,380
   (438,644)    (1,442,482)  (1,479,705)     (288,840)   (1,894,191)  (3,478,433)   (997,500)  (138,459)  (2,723,257)
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------

  1,149,683        (68,544)      78,726       244,767       175,921     (819,025)  1,836,331     84,136       47,123
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
    916,155     (1,536,772)  (1,380,186)     (380,737)      563,474   (3,915,600)  1,027,534    (12,606)  (4,402,700)
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
 $2,695,534    $ 3,003,817  $ 4,139,290   $ 1,526,124   $ 4,608,324  $ 7,343,808  $5,489,771  $ 693,318  $14,800,551
 ==========    ===========  ===========   ===========   ===========  ===========  ==========  =========  ===========

LN
International
Subaccount
-------------

 $1,795,286
     23,029
    106,738
   (319,719)
 ----------
   (189,952)
    378,643
   (396,508)
 ----------

    (17,865)
 ----------
   (207,817)
 ----------
  1,587,469
      8,886
   (129,433)
    (53,001)
 ----------
   (173,548)
    367,240
   (507,797)
 ----------

   (140,557)
 ----------
   (314,105)
 ----------
 $1,273,364
 ==========


                                                                                              Putnam VT
                                                                     NB AMT                   Health     Scudder VIT
              LN Money      LN Social    LN Special                  Mid-Cap      NB AMT      Sciences   Equity 500
LN Managed    Market        Awareness    Opportunities MFS Utilities Growth       Partners    IB Class   Index
Subaccount    Subaccount    Subaccount   Subaccount    Subaccount    Subaccount   Subaccount  Subaccount Subaccount
----------------------------------------------------------------------------------------------------------------------

 $2,664,304    $ 4,234,472  $ 9,401,177   $ 1,005,900   $        --  $   491,613  $   64,567  $      --  $ 5,129,334
     73,033        152,997       (7,477)       12,668           (43)      (5,256)       (757)       (36)      14,657
    324,812             --    2,066,758        (8,301)           --      (21,973)      1,523          1      (76,707)
   (460,983)            --   (3,040,044)       27,705        (1,262)    (132,463)     (1,766)       (67)    (602,697)
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
    (63,138)       152,997     (980,763)       32,072        (1,305)    (159,692)     (1,000)      (102)    (664,747)
    873,888      6,144,768    1,560,763       742,118        14,311      513,236     143,495     16,276    2,654,820
   (388,803)    (5,004,543)    (790,483)     (109,771)          (43)    (144,730)    (36,099)        --     (476,757)
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------

    485,085      1,140,225      770,280       632,347        14,268      368,506     107,396     16,276    2,178,063
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
    421,947      1,293,222     (210,483)      664,419        12,963      208,814     106,396     16,174    1,513,316
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
  3,086,251      5,527,694    9,190,694     1,670,319        12,963      700,427     170,963     16,174    6,642,650
     77,330         29,458       14,148        11,945           315       (6,172)       (807)      (517)      26,166
    (81,641)            --     (755,316)      (54,850)         (721)     (33,244)     (7,790)    (4,189)    (315,963)
   (376,494)            --   (1,378,666)     (204,910)       (5,350)    (210,807)    (44,036)    (8,436)  (1,688,254)
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
   (380,805)        29,458   (2,119,834)     (247,815)       (5,756)    (250,223)    (52,633)   (13,142)  (1,978,051)
    703,713      4,502,394    1,436,609       890,827        47,618      338,480     142,187    106,010    4,287,987
   (316,545)    (5,867,984)  (1,521,985)     (675,107)       (7,599)    (111,957)    (44,887)   (37,432)  (1,787,585)
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------

    387,168     (1,365,590)     (85,376)      215,720        40,019      226,523      97,300     68,578    2,500,402
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
      6,363     (1,336,132)  (2,205,210)      (32,095)       34,263      (23,700)     44,667     55,436      522,351
 ----------    -----------  -----------   -----------   -----------  -----------  ----------  ---------  -----------
 $3,092,614    $ 4,191,562  $ 6,985,484   $ 1,638,224   $    47,226  $   676,727  $  215,630  $  71,610  $ 7,165,001
 ==========    ===========  ===========   ===========   ===========  ===========  ==========  =========  ===========


Scudder VIT
Small Cap
Index
Subaccount
-------------
 $  108,006
        442
     17,908
      3,286
 ----------
     21,636
    276,088
    (14,256)
 ----------

    261,832
 ----------
    283,468
 ----------
    391,474
      1,299
    (45,739)
   (270,765)
 ----------
   (315,205)
  1,738,752
   (639,800)
 ----------

  1,098,952
 ----------
    783,747
 ----------
 $1,175,221
 ==========

Lincoln Life Variable Annuity Account Q

Notes to financial statements

December 31, 2002


1. Accounting Policies and Account Information
The Variable Account: Lincoln Life Variable Annuity Account Q (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on June 1, 1998, are part of the operations of the Company. The Variable Account consists of a Multi-Fund(R) Group Variable Annuity (GVA) product offering a mortality and expense guarantee reduction for assets greater than or equal to $5,000,000.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Accounts are divided into variable subaccounts each of which is invested in shares of thirty mutual funds (the Funds) of eleven diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (AFIS):
  AFIS Growth Class 2 Fund
  AFIS International Class 2 Fund

Alliance Variable Products Series Fund (AVPSF):
  AVPSF Growth Class B Fund
  AVPSF Technology Class B Fund

Baron Capital Funds Trust:
  Baron Capital Asset Fund

Delaware VIP Trust (Delaware VIP)*:
  Delaware VIP Global Bond Series
  Delaware VIP Large Cap Value Series
  Delaware VIP REIT Series
  Delaware VIP Small Cap Value Service Class Series
  Delaware VIP Trend Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Portfolio Service Class Portfolio
  Fidelity VIP Growth Portfolio Service Class Portfolio

Janus Aspen Series:
  Janus Aspen Series Worldwide Growth Portfolio

Lincoln National (LN)*:
  LN Aggressive Growth Fund
  LN Bond Fund
  LN Capital Appreciation Fund
  LN Equity-Income Fund
  LN Global Asset Allocation Fund
  LN Growth and Income Fund
  LN International Fund
  LN Managed Fund
  LN Money Market Fund
  LN Social Awareness Fund
  LN Special Opportunities Fund

MFS Variable Insurance Trust:
  MFS Utilities Series

Neuberger Berman Advisors Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Fund
  NB AMT Partners Fund

Putnam Variable Trust (Putnam VT):
  Putnam Health Sciences IB Class Fund

Scudder VIT Funds (Scudder VIT):
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Small Cap Index Fund

* Denotes an affiliate of The Lincoln National Life Insurance Company.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2002, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

.. Multi-Fund(R) GVA with assets greater than or equal to $5,000,000 at a daily rate of .0020547945% (.750% on an annual basis).

Lincoln Life Variable Annuity Account Q

.. Multi-Fund(R) GVA with assets less than $5,000,000 at a daily rate of .00274525% (1.002% on an annual basis).

No amounts were retained by the Company for total or partial withdrawals of account balances. The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

Lincoln Life Variable Annuity Account Q

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                   Unit Value Unit Value                                   Investment
                                                   Beginning  End        Units                   Total     Income
                                                   of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
---------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                                                                                     0.04%
  Multi-Fund(R) GVA (.75% Fee Rate)                  $ 7.78     $ 5.83      984,349  $ 5,740,925 (25.02%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  7.75       5.79      293,397    1,699,859 (25.21%)
AFIS International Class 2 Fund                                                                              1.51%
  Multi-Fund(R) GVA (.75% Fee Rate)                    6.44       5.44      144,960      788,941 (15.48%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  6.41       5.41       59,530      321,827 (15.69%)
AVPSF Growth Class B Fund                                                                                       --
  Multi-Fund(R) GVA (.75% Fee Rate)                    6.57       4.68        8,445       39,518 (28.80%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  6.54       4.65       16,253       75,544 (28.98%)
AVPSF Technology Class B Fund                                                                                   --
  Multi-Fund(R) GVA (.75% Fee Rate)                    5.46       3.15       18,784       59,263 (42.24%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  5.44       3.13       32,458      101,735 (42.39%)
Baron Capital Asset Fund                                                                                        --
  Multi-Fund(R) GVA (.75% Fee Rate)                   12.38      10.54       17,770      187,302 (14.84%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 12.29      10.44       28,229      294,777 (15.05%)
Delaware VIP Global Bond Series                                                                              0.23%
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.12       1.39      198,502      276,478   24.16%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.11       1.38      122,076      168,032   23.84%
Delaware VIP Large Cap Value Series                                                                          1.22%
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.64       1.32    2,035,545    2,689,454 (19.28%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.62       1.31      196,006      256,105 (19.49%)
Delaware VIP REIT Series                                                                                     1.85%
  Multi-Fund(R) GVA (.75% Fee Rate)                   12.61      13.09       43,914      574,681    3.74%
  Multi-Fund(R) GVA (1.002% Fee Rate)                 12.56      13.00       29,771      386,947    3.48%
Delaware VIP Small Cap Value Service Class Series                                                            0.18%
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.02       0.96      141,860      135,988  (6.43%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.02       0.95      286,316      273,306  (6.67%)
Delaware VIP Trend Series                                                                                       --
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.80       1.43    2,346,528    3,357,205 (20.54%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.78       1.41      553,143      782,351 (20.74%)
Fidelity VIP II Contrafund Service Class Portfolio                                                           0.61%
  Multi-Fund(R) GVA (.75% Fee Rate)                    9.14       8.22      286,825    2,356,885 (10.10%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  9.08       8.14       41,593      338,649 (10.33%)
Fidelity VIP Growth Service Class Portfolio                                                                  0.14%
  Multi-Fund(R) GVA (.75% Fee Rate)                    8.94       6.19      427,348    2,646,870 (30.72%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  8.88       6.14       58,181      356,947 (30.90%)
Janus Aspen Series Worldwide Growth Portfolio                                                                0.93%
  Multi-Fund(R) GVA (.75% Fee Rate)                    9.72       7.19      470,650    3,382,477 (26.06%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  9.65       7.12      106,316      756,813 (26.25%)
LN Aggressive Growth Fund                                                                                       --
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.42       0.98    1,103,550    1,084,150 (30.74%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.41       0.97      455,134      441,974 (30.92%)
LN Bond Fund                                                                                                 5.08%
  Multi-Fund(R) GVA (.75% Fee Rate)                    5.76       6.30      536,472    3,378,736    9.33%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  5.71       6.22      197,553    1,229,588    9.06%
LN Capital Appreciation Fund                                                                                    --
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.29       1.66    3,784,118    6,270,792 (27.51%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.27       1.64      654,996    1,073,016 (27.69%)
LN Equity-Income Fund                                                                                        1.27%
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.56       2.14    2,004,509    4,293,047 (16.30%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.54       2.12      565,210    1,196,724 (16.51%)
LN Global Asset Allocation Fund                                                                              1.59%
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.91       2.54      212,865      540,351 (12.64%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.88       2.51       60,969      152,967 (12.87%)
LN Growth and Income Fund                                                                                    1.07%
  Multi-Fund(R) GVA (.75% Fee Rate)                   10.62       8.21    1,683,967   13,831,079 (22.63%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 10.52       8.12      119,418      969,472 (22.83%)

Lincoln Life Variable Annuity Account Q

                                        Unit Value Unit Value                                  Investment
                                        Beginning  End        Units                  Total     Income
                                        of Period  of Period  Outstanding Net Assets Return(1) Ratio(2)
---------------------------------------------------------------------------------------------------------
LN International Fund                                                                            1.36%
  Multi-Fund(R) GVA (.75% Fee Rate)       $ 1.83     $1.62       711,790  $1,155,962 (11.44%)
  Multi-Fund(R) GVA (1.002% Fee Rate)       1.82      1.61        73,119     117,402 (11.66%)
LN Managed Fund                                                                                  3.29%
  Multi-Fund(R) GVA (.75% Fee Rate)         5.38      4.75       588,859   2,798,290 (11.72%)
  Multi-Fund(R) GVA (1.002% Fee Rate)       5.33      4.70        62,659     294,324 (11.94%)
LN Money Market Fund                                                                             1.42%
  Multi-Fund(R) GVA (.75% Fee Rate)         2.85      2.87     1,055,889   3,026,850    0.65%
  Multi-Fund(R) GVA (1.002% Fee Rate)       2.82      2.83       411,432   1,164,712    0.40%
LN Social Awareness Fund                                                                         0.94%
  Multi-Fund(R) GVA (.75% Fee Rate)         5.51      4.26     1,493,193   6,356,968 (22.70%)
  Multi-Fund(R) GVA (1.002% Fee Rate)       5.46      4.21       149,329     628,516 (22.90%)
LN Special Opportunities Fund                                                                    1.45%
  Multi-Fund(R) GVA (.75% Fee Rate)         9.67      8.47       160,772   1,361,647 (12.38%)
  Multi-Fund(R) GVA (1.002% Fee Rate)       9.58      8.37        33,027     276,577 (12.60%)
MFS Utilities Series                                                                             2.04%
  Multi-Fund(R) GVA (.75% Fee Rate)         0.79      0.60        10,174       6,143 (23.33%)
  Multi-Fund(R) GVA (1.002% Fee Rate)       0.79      0.60        68,312      41,083 (23.53%)
NB AMT Mid-Cap Growth Fund                                                                          --
  Multi-Fund(R) GVA (.75% Fee Rate)        10.54      7.39        40,226     297,266 (29.87%)
  Multi-Fund(R) GVA (1.002% Fee Rate)      10.46      7.32        51,840     379,461 (30.04%)
NB AMT Partners Fund                                                                             0.44%
  Multi-Fund(R) GVA (.75% Fee Rate)         9.46      7.12        14,442     102,825 (24.71%)
  Multi-Fund(R) GVA (1.002% Fee Rate)       9.39      7.05        15,991     112,805 (24.90%)
Putnam VT Health Sciences IB Class Fund                                                             --
  Multi-Fund(R) GVA (.75% Fee Rate)         0.95      0.75        19,874      14,880 (20.94%)
  Multi-Fund(R) GVA (1.002% Fee Rate)       0.95      0.75        76,076      56,730 (21.14%)
Scudder VIT Equity 500 Index Fund                                                                1.13%
  Multi-Fund(R) GVA (.75% Fee Rate)         8.65      6.67       979,003   6,530,272 (22.90%)
  Multi-Fund(R) GVA (1.002% Fee Rate)       8.59      6.61        96,041     634,729 (23.09%)
Scudder VIT Small Cap Index Fund                                                                 0.90%
  Multi-Fund(R) GVA (.75% Fee Rate)        11.30      8.91       118,474   1,055,557 (21.18%)
  Multi-Fund(R) GVA (1.002% Fee Rate)      11.22      8.82        13,561     119,664 (21.38%)

--------
(1)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account Q

3. Condensed Financial Information (continued)
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                   Unit Value Unit Value                                   Investment
                                                   Beginning  End        Units                   Total     Income
                                                   of Period  of Period  Outstanding Net Assets  Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                                                                                      0.46%
  Multi-Fund(R) GVA (.75% Fee Rate)                  $ 9.57     $ 7.78      493,678  $ 3,839,953 (18.76%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  9.56       7.75      161,584    1,251,702 (18.97%)
AFIS International Class 2 Fund                                                                              0.93%
  Multi-Fund(R) GVA (.75% Fee Rate)                    8.10       6.44      119,736      771,007 (20.49%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  8.08       6.41       23,711      152,045 (20.69%)
AVPSF Growth Class B Fund                                                                                    0.20%
  Multi-Fund(R) GVA (.75% Fee Rate)                    8.67       6.57        5,327       35,011 (24.22%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  8.66       6.54        9,470       61,979 (24.41%)
AVPSF Technology Class B Fund                                                                                   --
  Multi-Fund(R) GVA (.75% Fee Rate)                    7.38       5.46       11,618       63,465 (26.01%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  7.37       5.44       18,512      100,714 (26.20%)
Baron Capital Asset Fund                                                                                        --
  Multi-Fund(R) GVA (.75% Fee Rate)                   11.10      12.38        9,794      121,222   11.50%
  Multi-Fund(R) GVA (1.002% Fee Rate)                 11.05      12.29       18,734      230,288   11.22%
Delaware VIP Global Bond Series                                                                              1.31%
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.14       1.12       32,113       36,024  (1.23%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.13       1.11       21,654       24,068  (1.48%)
Delaware VIP Large Cap Value Series                                                                          0.13%
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.72       1.64    1,065,741    1,744,538  (4.61%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.71       1.62      102,256      165,951  (4.84%)
Delaware VIP REIT Series                                                                                     0.90%
  Multi-Fund(R) GVA (.75% Fee Rate)                   11.68      12.61       17,650      222,652    7.98%
  Multi-Fund(R) GVA (1.002% Fee Rate)                 11.66      12.56       11,638      146,177    7.70%
Delaware VIP Small Cap Value Service Class Series                                                               --
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                 1.00       1.02        3,179        3,256    2.44%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)               1.00       1.02      116,008      118,648    2.28%
Delaware VIP Trend Series                                                                                       --
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.14       1.80    2,780,535    5,006,213 (15.97%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.13       1.78      394,929      704,708 (16.18%)
Fidelity VIP II Contrafund Service Class Portfolio                                                           0.45%
  Multi-Fund(R) GVA (.75% Fee Rate)                   10.51       9.14      169,111    1,545,753 (13.02%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 10.46       9.08       25,730      233,626 (13.24%)
Fidelity VIP Growth Service Class Portfolio                                                                     --
  Multi-Fund(R) GVA (.75% Fee Rate)                   10.95       8.94      463,716    4,145,735 (18.34%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 10.90       8.88       44,475      394,854 (18.55%)
Janus Aspen Series Worldwide Growth Portfolio                                                                0.52%
  Multi-Fund(R) GVA (.75% Fee Rate)                   12.63       9.72      489,068    4,753,575 (23.02%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 12.57       9.65       79,354      765,901 (23.21%)
LN Aggressive Growth Fund                                                                                       --
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.14       1.42    1,026,077    1,455,513 (33.79%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.13       1.41      321,084      451,348 (33.96%)
LN Bond Fund                                                                                                 5.24%
  Multi-Fund(R) GVA (.75% Fee Rate)                    5.32       5.76      624,481    3,597,260    8.34%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  5.28       5.71       78,427      447,590    8.06%
LN Capital Appreciation Fund                                                                                    --
  Multi-Fund(R) GVA (.75% Fee Rate)                    3.11       2.29    4,463,678   10,203,838 (26.44%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  3.09       2.27      465,918    1,055,570 (26.62%)
LN Equity-Income Fund                                                                                        1.39%
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.78       2.56    1,546,882    3,958,021  (8.03%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.76       2.54      198,827      504,216  (8.27%)
LN Global Asset Allocation Fund                                                                              0.43%
  Multi-Fund(R) GVA (.75% Fee Rate)                    3.17       2.91      214,705      623,916  (8.47%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  3.15       2.88       28,481       82,008  (8.70%)
LN Growth and Income Fund                                                                                    1.01%
  Multi-Fund(R) GVA (.75% Fee Rate)                   12.05      10.62    1,725,378   18,316,449 (11.89%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 11.97      10.52       84,301      886,802 (12.12%)
LN International Fund                                                                                        2.13%
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.05       1.83      848,342    1,555,678 (10.64%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.04       1.82       17,491       31,791 (10.86%)

Lincoln Life Variable Annuity Account Q

                                          Unit Value Unit Value                                  Investment
                                          Beginning  End        Units                  Total     Income
                                          of Period  of Period  Outstanding Net Assets Return(2) Ratio(3)
-----------------------------------------------------------------------------------------------------------
LN Managed Fund                                                                                    3.36%
  Multi-Fund(R) GVA (.75% Fee Rate)         $ 5.51     $ 5.38      536,331  $2,886,963  (2.35%)
  Multi-Fund(R) GVA (1.002% Fee Rate)         5.48       5.33       37,361     199,288  (2.59%)
LN Money Market Fund                                                                               3.82%
  Multi-Fund(R) GVA (.75% Fee Rate)           2.76       2.85    1,589,458   4,526,951    3.23%
  Multi-Fund(R) GVA (1.002% Fee Rate)         2.74       2.82      354,913   1,000,743    2.97%
LN Social Awareness Fund                                                                           0.68%
  Multi-Fund(R) GVA (.75% Fee Rate)           6.13       5.51    1,588,006   8,746,138 (10.20%)
  Multi-Fund(R) GVA (1.002% Fee Rate)         6.09       5.46       81,438     444,556 (10.43%)
LN Special Opportunities Fund                                                                      1.77%
  Multi-Fund(R) GVA (.75% Fee Rate)           9.54       9.67      157,604   1,523,401    1.37%
  Multi-Fund(R) GVA (1.002% Fee Rate)         9.48       9.58       15,334     146,918    1.11%
MFS Utilities Series                                                                                  --
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        1.00       0.79        2,482       1,955 (21.24%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      1.00       0.79       13,996      11,008 (21.36%)
NB AMT Mid-Cap Growth Fund                                                                            --
  Multi-Fund(R) GVA (.75% Fee Rate)          14.09      10.54       29,122     306,863 (25.21%)
  Multi-Fund(R) GVA (1.002% Fee Rate)        14.03      10.46       37,611     393,564 (25.40%)
NB AMT Partners Fund                                                                               0.25%
  Multi-Fund(R) GVA (.75% Fee Rate)           9.80       9.46        9,103      86,087  (3.55%)
  Multi-Fund(R) GVA (1.002% Fee Rate)         9.76       9.39        9,037      84,876  (3.80%)
Putnam VT Health Sciences IB Class Fund                                                               --
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        1.00       0.95        1,287       1,218  (5.29%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      1.00       0.95       15,816      14,956  (5.44%)
Scudder VIT Equity 500 Index Fund                                                                  1.04%
  Multi-Fund(R) GVA (.75% Fee Rate)           9.93       8.65      721,100   6,238,320 (12.84%)
  Multi-Fund(R) GVA (1.002% Fee Rate)         9.88       8.59       47,053     404,330 (13.06%)
Scudder VIT Small Cap Index Fund                                                                   1.00%
  Multi-Fund(R) GVA (.75% Fee Rate)          11.16      11.30       29,113     329,086    1.31%
  Multi-Fund(R) GVA (1.002% Fee Rate)        11.11      11.22        5,559      62,388    1.05%

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 5/29/2001.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account Q

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                   Unit Value Unit Value
                                                   Beginning  End        Units                   Total
                                                   of Period  of Period  Outstanding Net Assets  Return(2)
----------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund
  `Multi-Fund(R) GVA (.75% Fee Rate)(1)              $10.00     $ 9.57      249,082  $ 2,384,940  (4.25%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00       9.56       35,116      335,702  (4.40%)
AFIS International Class 2 Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00       8.10       81,176      657,406 (19.02%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00       8.08       10,348       83,665 (19.15%)
AVPSF Growth Class B Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00       8.67        1,027        8,905 (13.27%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00       8.66        1,477       12,787 (13.42%)
AVPSF Technology Class B Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00       7.38        6,473       47,791 (26.17%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00       7.37        7,781       57,370 (26.28%)
Baron Capital Asset Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                   11.49      11.10        5,852       64,964  (3.38%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 11.47      11.05        3,059       33,814  (3.62%)
Delaware VIP Global Bond Series
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.13       1.14        9,332       10,601    0.10%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.13       1.13        6,589        7,433  (0.15%)
Delaware VIP Large Cap Value Series
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.55       1.72      304,690      522,844   10.50%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.55       1.71        9,625       16,416   10.22%
Delaware VIP REIT Series
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00      11.68        3,084       36,036   16.83%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00      11.66        2,311       26,948   16.62%
Delaware VIP Trend Series
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.32       2.14    1,711,561    3,667,232  (7.58%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.31       2.13      190,139      404,783  (7.81%)
Fidelity VIP II Contrafund Service Class Portfolio
  Multi-Fund(R) GVA (.75% Fee Rate)                   11.35      10.51       52,088      547,359  (7.41%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 11.33      10.46       16,497      172,637  (7.65%)
Fidelity VIP Growth Service Class Portfolio
  Multi-Fund(R) GVA (.75% Fee Rate)                   12.40      10.95      224,319    2,455,917 (11.73%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 12.38      10.90       19,629      213,952 (11.95%)
Janus Aspen Series Worldwide Growth Portfolio
  Multi-Fund(R) GVA (.75% Fee Rate)                   15.08      12.63      307,184    3,878,372 (16.30%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 15.05      12.57       43,067      541,304 (16.51%)
LN Aggressive Growth Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.22       2.14    1,000,554    2,143,579  (3.42%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.21       2.13      121,424      258,441  (3.66%)
LN Bond Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    4.83       5.32      508,449    2,703,499   10.06%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  4.81       5.28       15,112       79,809    9.78%
LN Capital Appreciation Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    3.72       3.11    3,498,358   10,871,379 (16.48%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  3.71       3.09      271,557      838,468 (16.69%)
LN Equity-Income Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.53       2.78      884,976    2,462,216    9.79%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.52       2.76       16,930       46,802    9.51%
LN Global Asset Allocation Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    3.38       3.17      195,800      621,610  (6.14%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  3.37       3.15        5,212       16,436  (6.38%)
LN Growth and Income Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                   13.43      12.05    1,554,047   18,724,654 (10.31%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                 13.38      11.97       31,362      375,393 (10.54%)
LN International Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.07       2.05      866,440    1,778,035  (0.64%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.06       2.04        8,460       17,251  (0.89%)

Lincoln Life Variable Annuity Account Q

                                       Unit Value Unit Value
                                       Beginning  End        Units                  Total
                                       of Period  of Period  Outstanding Net Assets Return(2)
---------------------------------------------------------------------------------------------
LN Managed Fund
  Multi-Fund(R) GVA (.75% Fee Rate)      $ 5.63     $ 5.51      477,531  $2,632,271  (2.15%)
  Multi-Fund(R) GVA (1.002% Fee Rate)      5.61       5.48        5,849      32,033  (2.39%)
LN Money Market Fund
  Multi-Fund(R) GVA (.75% Fee Rate)        2.62       2.76    1,312,894   3,622,123    5.28%
  Multi-Fund(R) GVA (1.002% Fee Rate)      2.61       2.74      223,629     612,349    5.00%
LN Social Awareness Fund
  Multi-Fund(R) GVA (.75% Fee Rate)        6.74       6.13    1,501,539   9,209,326  (9.01%)
  Multi-Fund(R) GVA (1.002% Fee Rate)      6.71       6.09       31,481     191,851  (9.24%)
LN Special Opportunities Fund
  Multi-Fund(R) GVA (.75% Fee Rate)        8.28       9.54      104,011     991,851   15.17%
  Multi-Fund(R) GVA (1.002% Fee Rate)      8.25       9.48        1,483      14,049   14.88%
NB AMT Mid-Cap Growth Fund
  Multi-Fund(R) GVA (.75% Fee Rate)       15.34      14.09       19,017     267,930  (8.15%)
  Multi-Fund(R) GVA (1.002% Fee Rate)     15.31      14.03       15,948     223,683  (8.39%)
NB AMT Partners Fund
  Multi-Fund(R) GVA (.75% Fee Rate)        9.81       9.80        3,998      39,213  (0.05%)
  Multi-Fund(R) GVA (1.002% Fee Rate)      9.79       9.76        2,597      25,354  (0.30%)
Scudder VIT Equity 500 Index Fund
  Multi-Fund(R) GVA (.75% Fee Rate)       11.02       9.93      492,501   4,888,279  (9.91%)
  Multi-Fund(R) GVA (1.002% Fee Rate)     11.00       9.88       24,389     241,055 (10.14%)
Scudder VIT Small Cap Index Fund
  Multi-Fund(R) GVA (.75% Fee Rate)       11.69      11.16        8,132      90,751  (4.58%)
  Multi-Fund(R) GVA (1.002% Fee Rate)     11.67      11.11        1,554      17,255  (4.82%)

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 5/18/2000.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life Variable Annuity Account Q

3. Condensed Financial Information (continued)
A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1999 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                   Unit Value Unit Value
                                                   Beginning  End        Units                   Total
                                                   of Period  of Period  Outstanding Net Assets  Return(2)
----------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)               $10.00     $11.49          642  $     7,375   14.88%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00      11.47          301        3,454   14.68%
Delaware VIP Global Bond Series
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.19       1.13       13,894       15,772  (4.32%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.18       1.13        1,778        2,009  (4.58%)
Delaware VIP Large Cap Value Series
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.61       1.55      315,425      489,836  (3.71%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.61       1.55        1,295        2,003  (3.94%)
Delaware VIP Trend Series
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.37       2.32      945,815    2,192,789   69.18%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.37       2.31        2,114        4,881   68.78%
Fidelity VIP II Contrafund Service Class Portfolio
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00      11.35        6,498       73,752   13.49%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00      11.33          269        3,052   13.31%
Fidelity VIP Growth Service Class Portfolio
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00      12.40       78,444      972,982   24.03%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00      12.38          644        7,976   23.80%
Janus Aspen Series Worldwide Growth Portfolio
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00      15.08       96,690    1,458,514   50.84%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00      15.05          395        5,946   50.55%
LN Aggressive Growth Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.57       2.22      467,890    1,037,852   41.37%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.57       2.21        1,168        2,581   41.02%
LN Bond Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    5.03       4.83      664,064    3,208,308  (3.99%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  5.02       4.81          455        2,187  (4.23%)
LN Capital Appreciation Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.58       3.72    2,696,976   10,035,086   44.37%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.57       3.71        3,308       12,260   44.03%
LN Equity-Income Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.40       2.53    1,395,282    3,535,734    5.47%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.40       2.52        1,011        2,552    5.22%
LN Global Asset Allocation Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    3.06       3.38      189,733      641,772   10.50%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  3.06       3.37          718        2,419   10.22%
LN Growth and Income Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                   11.52      13.43    1,429,454   19,202,850   16.66%
  Multi-Fund(R) GVA (1.002% Fee Rate)                 11.50      13.38          197        2,633   16.38%
LN International Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    1.78       2.07    1,316,854    2,719,618   16.32%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  1.77       2.06        1,112        2,287   16.03%
LN Managed Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    5.27       5.63      631,395    3,556,713    6.92%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  5.26       5.61          487        2,733    6.65%
LN Money Market Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    2.52       2.62    1,108,897    2,905,935    3.96%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  2.52       2.61          813        2,120    3.64%
LN Social Awareness Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    5.88       6.74    1,300,280    8,764,916   14.57%
  Multi-Fund(R) GVA (1.002% Fee Rate)                  5.87       6.71          639        4,289   14.30%
LN Special Opportunities Fund
  Multi-Fund(R) GVA (.75% Fee Rate)                    8.73       8.28      133,082    1,101,905  (5.19%)
  Multi-Fund(R) GVA (1.002% Fee Rate)                  8.72       8.25          235        1,942  (5.41%)
NB AMT Mid-Cap Growth Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00      15.34          296        4,543   53.40%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00      15.31          223        3,407   53.10%
NB AMT Partners Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00       9.81        1,752       17,183  (1.90%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00       9.79          576        5,641  (2.08%)
Scudder VIT Equity 500 Index Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00      11.02       93,672    1,032,045   10.18%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00      11.00          479        5,266    9.99%
Scudder VIT Small Cap Index Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)                10.00      11.69          300        3,513   16.93%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)              10.00      11.67          226        2,638   16.69%

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 4/30/1999.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life Variable Annuity Account Q

3. Condensed Financial Information (continued)
A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1998 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                          Unit Value Unit Value
                                          Beginning  End        Units                  Total
                                          of Period  of Period  Outstanding Net Assets Return(2)
------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series
  Multi-Fund(R) GVA (.75% Fee Rate)(1)      $ 1.12     $ 1.19      10,017   $   11,878    5.44%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      1.12       1.18       1,778        2,105    5.28%
Delaware VIP Large Cap Value Series
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        1.60       1.61     198,730      320,506    1.03%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      1.60       1.61       1,253        2,018    0.91%
Delaware VIP Trend Series
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        1.22       1.37     627,886      860,453   12.30%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      1.22       1.37       1,639        2,243   12.12%
LN Aggressive Growth Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        1.74       1.57     554,132      869,457  (9.78%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      1.74       1.57       1,150        1,802  (9.92%)
LN Bond Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        4.78       5.03     282,581    1,421,945    5.36%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      4.78       5.02         419        2,104    5.18%
LN Capital Appreciation Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        2.12       2.58     555,070    1,430,624   21.65%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      2.12       2.57         944        2,429   21.46%
LN Equity-Income Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        2.36       2.40     776,501    1,865,657    1.97%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      2.36       2.40         849        2,037    1.82%
LN Global Asset Allocation Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        2.94       3.06     140,127      428,937    4.18%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      2.94       3.06         681        2,081    4.01%
LN Growth and Income Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)       10.52      11.52     600,110    6,910,316    9.44%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)     10.52      11.50         190        2,185    9.26%
LN International Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        1.80       1.78     685,392    1,216,924  (1.31%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      1.80       1.77       1,112        1,971  (1.44%)
LN Managed Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        5.00       5.27     220,384    1,161,120    5.28%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      5.00       5.26         400        2,102    5.12%
LN Money Market Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        2.46       2.52     846,660    2,134,168    2.47%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      2.46       2.52         813        2,046    2.28%
LN Social Awareness Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        5.47       5.88     824,493    4,850,822    7.54%
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      5.47       5.87         366        2,147    7.38%
LN Special Opportunities Fund
  Multi-Fund(R) GVA (.75% Fee Rate)(1)        8.94       8.73     108,908      951,145  (2.35%)
  Multi-Fund(R) GVA (1.002% Fee Rate)(1)      8.94       8.72         224        1,951  (2.49%)

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 6/1/1998.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life Variable Annuity Account Q

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2002.

                                                      Aggregate  Aggregate
                                                      Cost of    Proceeds
                                                      Purchases  from Sales
    -----------------------------------------------------------------------
    AFIS Growth Class 2 Fund                          $4,514,120 $  510,466
    AFIS International Class 2 Fund                    1,000,438    638,219
    AVPSF Growth Class B Fund                             59,315      7,705
    AVPSF Technology Class B Fund                        102,745     24,046
    Baron Capital Asset Fund                             317,987    108,272
    Delaware VIP Global Bond Series                      342,616     18,524
    Delaware VIP Large Cap Value Series                2,394,083    738,100
    Delaware VIP REIT Series                             906,578    296,250
    Delaware VIP Small Cap Value Service Class Series    455,490    135,061
    Delaware VIP Trend Series                          1,312,624  1,699,724
    Fidelity VIP Contrafund Service Class Portfolio    1,486,887    317,828
    Fidelity VIP Growth Service Class Portfolio        1,145,444  1,226,102
    Janus Aspen Series Worldwide Growth Portfolio      1,285,012  1,175,454
    LN Aggressive Growth Fund                            441,451    207,246
    LN Bond Fund                                       1,845,821  1,461,053
    LN Capital Appreciation Fund                       1,975,744  2,856,729
    LN Equity-Income Fund                              2,671,056    744,818
    LN Global Asset Allocation Fund                      210,878    119,360
    LN Growth and Income Fund                          2,400,534  2,258,468
    LN International Fund                                325,193    456,751
    LN Managed Fund                                      717,253    251,289
    LN Money Market Fund                               3,826,285  5,152,652
    LN Social Awareness Fund                           1,234,015  1,301,435
    LN Special Opportunities Fund                        846,729    609,439
    MFS Utilities Series                                  43,875      3,401
    NB AMT Mid-Cap Growth Fund                           281,095     59,387
    NB AMT Partners Fund                                 133,352     36,569
    Putnam VT Health Sciences IB Class Fund               98,378     32,626
    Scudder VIT Equity 500 Index Fund                  4,050,951  1,436,276
    Scudder VIT Small Cap Index Fund                   1,567,473    466,219

5. Investments
The following is a summary of investments owned at December 31, 2002.

                                                              Net
                                                  Shares      Asset  Value of    Cost of
                                                  Outstanding Value  Shares      Shares
--------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                            223,577   $33.29 $ 7,442,864 $10,583,881
AFIS International Class 2 Fund                     111,711    10.05   1,122,694   1,473,091
AVPSF Growth Class B Fund                             9,828    11.70     114,986     164,869
AVPSF Technology Class B Fund                        16,133     9.98     161,004     292,266
Baron Capital Asset Fund                             29,096    16.56     481,830     521,677
Delaware VIP Global Bond Series                      36,330    11.77     427,599     384,835
Delaware VIP Large Cap Value Series                 226,587    13.00   2,945,633   3,479,384
Delaware VIP REIT Series                             81,960    11.73     961,396     958,002
Delaware VIP Small Cap Value Service Class Series    22,470    18.13     407,387     431,216
Delaware VIP Trend Series                           204,981    20.20   4,140,609   5,475,379
Fidelity VIP Contrafund Service Class Portfolio     149,419    18.04   2,695,511   3,021,442
Fidelity VIP Growth Service Class Portfolio         128,808    23.34   3,006,379   5,013,498
Janus Aspen Series Worldwide Growth Portfolio       196,638    21.05   4,139,240   7,099,991
LN Aggressive Growth Fund                           233,397     6.54   1,526,184   3,080,504
LN Bond Fund                                        354,455    12.99   4,604,011   4,414,233
LN Capital Appreciation Fund                        579,397    12.68   7,345,601  13,391,849
LN Equity-Income Fund                               433,885    12.65   5,489,945   6,781,540
LN Global Asset Allocation Fund                      63,667    10.89     693,333     876,751
LN Growth and Income Fund                           690,398    21.44  14,800,742  26,469,392
LN International Fund                               129,973     9.80   1,273,347   1,704,393
LN Managed Fund                                     260,285    11.88   3,092,444   4,138,201
LN Money Market Fund                                420,137    10.00   4,201,374   4,201,374
LN Social Awareness Fund                            351,478    19.88   6,985,622  11,849,359
LN Special Opportunities Fund                        72,868    22.47   1,637,409   1,904,169
MFS Utilities Series                                  3,916    12.03      47,109      53,721
NB AMT Mid-Cap Growth Fund                           56,476    11.97     676,012   1,081,288
NB AMT Partners Fund                                 18,915    11.40     215,635     263,369
Putnam VT Health Sciences IB Class Fund               7,416     9.32      69,119      77,622
Scudder VIT Equity 500 Index Fund                   778,817     9.20   7,165,115   9,748,545
Scudder VIT Small Cap Index Fund                    139,080     8.45   1,175,224   1,446,537

Lincoln Life Variable Annuity Account Q

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2002 is as follows:

                                                  Units     Units       Net Increase
                                                  Issued    Redeemed    (Decrease)
------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                            765,321   (142,836)    622,485
AFIS International Class 2 Fund                     185,628   (124,585)     61,043
AVPSF Growth Class B Fund                            12,452     (2,550)      9,902
AVPSF Technology Class B Fund                        30,396     (9,285)     21,111
Baron Capital Asset Fund                             31,533    (14,062)     17,471
Delaware VIP Global Bond Series                     289,993    (23,183)    266,810
Delaware VIP Large Cap Value Series               1,676,326   (612,773)  1,063,553
Delaware VIP REIT Series                             73,908    (29,511)     44,397
Delaware VIP Small Cap Value Service Class Series   478,914   (169,925)    308,989
Delaware VIP Trend Series                         1,034,928 (1,310,721)   (275,793)
Fidelity VIP Contrafund Service Class Portfolio     185,813    (52,236)    133,577
Fidelity VIP Growth Service Class Portfolio         182,093   (204,755)    (22,662)
Janus Aspen Series Worldwide Growth Portfolio       187,900   (179,357)      8,543
LN Aggressive Growth Fund                           470,507   (258,984)    211,523
LN Bond Fund                                        352,318   (321,200)     31,118
LN Capital Appreciation Fund                      1,350,137 (1,840,619)   (490,482)
LN Equity-Income Fund                             1,269,974   (445,965)    824,009
LN Global Asset Allocation Fund                      90,466    (59,819)     30,647
LN Growth and Income Fund                           303,050   (309,344)     (6,294)
LN International Fund                               211,957   (292,880)    (80,923)
LN Managed Fund                                     144,168    (66,342)     77,826
LN Money Market Fund                              1,574,374 (2,051,425)   (477,051)
LN Social Awareness Fund                            305,224   (332,147)    (26,923)
LN Special Opportunities Fund                        96,365    (75,504)     20,861
MFS Utilities Series                                 73,789    (11,782)     62,007
NB AMT Mid-Cap Growth Fund                           39,144    (13,812)     25,332
NB AMT Partners Fund                                 18,234     (5,940)     12,294
Putnam VT Health Sciences IB Class Fund             126,834    (47,986)     78,848
Scudder VIT Equity 500 Index Fund                   542,331   (235,440)    306,891
Scudder VIT Small Cap Index Fund                    159,772    (62,409)     97,363

7. New Investment Funds and Fund Name Changes
During 2001, the DGPF Small Cap Value Service Class Fund, the MFS Utilities Fund and the Putnam VT Health Sciences IB Class Fund became available as investment options for Variable Account contract owners. Accordingly, the statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from May 29, 2001 (commencement of operations) to December 31, 2001.

During 2002, the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIP), the Deutsche Asset Management VIT Funds Trust (Deutsche VIT) family of funds changed it name to Scudder VIT Funds (Scudder VIT), and the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP).

During 2002, the Delaware VIP Growth and Income Series changed its name to the Delaware VIP Large Cap Value Series.

Report of Ernst & Young LLP, Independent Auditors


Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln Life Variable Annuity Account Q

We have audited the accompanying statement of assets and liabilities of Lincoln Life Variable Annuity Account Q ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("AFIS") Growth Class 2, AFIS International Class 2, Alliance Variable Products Series Fund ("AVPSF") Growth Class B, AVPSF Technology Class B, Baron Capital Funds Trust Capital Asset, Delaware VIP Trust Fund ("Delaware VIP") Global Bond, Delaware VIP Large Cap Value, Delaware VIP REIT, Delaware VIP Small Cap Value Service Class, Delaware VIP Trend, Fidelity Variable Insurance Products Fund ("VIP") Contrafund Service Class, Fidelity VIP Growth Service Class, Janus Aspen Series Worldwide Growth, Lincoln National ("LN") Aggressive Growth, LN Bond, LN Capital Appreciation, LN Equity-Income, LN Global Asset Allocation, LN Growth and Income, LN International, LN Managed, LN Money Market, LN Social Awareness, LN Special Opportunities, MFS Variable Insurance Trust Utilities, Neuberger Berman Advisors Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, Putnam Variable Trust Health Sciences IB Class, Scudder VIT Funds ("Scudder VIT") Equity 500 Index, and Scudder VIT Small Cap Index) as of December 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Variable Annuity Account Q at December 31, 2002, the results of their operations for the year then ended and changes in their net assets for each of the respective two years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 3, 2003

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                                                December 31
                                                                                              2002        2001
                                                                                          -----------  -----------
                                                                                               (000s omitted)
                                                                                          ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2002 -- $29,746,303; 2001 -- $26,599,804)                        $31,310,917  $26,944,945
------------------------------------------------------------------------------------------
   Equity (cost: 2002 -- $196,697; 2001 -- $260,678)                                          207,741      258,734
------------------------------------------------------------------------------------------
 Mortgage loans on real estate                                                              4,199,683    4,527,257
------------------------------------------------------------------------------------------
 Real estate                                                                                  279,485      267,700
------------------------------------------------------------------------------------------
 Policy loans                                                                               1,937,678    1,931,112
------------------------------------------------------------------------------------------
 Derivative instruments                                                                        64,780       49,251
------------------------------------------------------------------------------------------
 Other investments                                                                            377,746      506,997
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Investments                                                                          38,378,030   34,485,996
------------------------------------------------------------------------------------------
Investment in unconsolidated affiliates                                                            --        8,134
------------------------------------------------------------------------------------------
Cash and invested cash                                                                      1,246,523    2,818,382
------------------------------------------------------------------------------------------
Property and equipment                                                                        170,424      171,990
------------------------------------------------------------------------------------------
Deferred acquisition costs                                                                  2,373,234    2,267,039
------------------------------------------------------------------------------------------
Premiums and fees receivable                                                                  180,561      376,883
------------------------------------------------------------------------------------------
Accrued investment income                                                                     504,944      531,242
------------------------------------------------------------------------------------------
Assets held in separate accounts                                                           31,100,455   39,226,184
------------------------------------------------------------------------------------------
Federal income taxes                                                                          188,107           --
------------------------------------------------------------------------------------------
Amounts recoverable from reinsurers                                                         7,223,004    6,644,857
------------------------------------------------------------------------------------------
Goodwill                                                                                      919,172      899,009
------------------------------------------------------------------------------------------
Other intangible assets                                                                     1,012,773    1,118,487
------------------------------------------------------------------------------------------
Other assets                                                                                  825,686      929,799
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Assets                                                                              $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                                      $21,699,308  $20,318,098
------------------------------------------------------------------------------------------
 Contractholder funds                                                                      21,402,235   19,216,595
------------------------------------------------------------------------------------------
 Liabilities related to separate accounts                                                  31,100,455   39,226,184
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Insurance and Investment Contract Liabilities                                        74,201,998   78,760,877
------------------------------------------------------------------------------------------
Short-term debt                                                                               103,696      261,839
------------------------------------------------------------------------------------------
Surplus notes payable to Lincoln National Corporation                                       1,250,000    1,250,000
------------------------------------------------------------------------------------------
Federal income taxes                                                                               --       80,113
------------------------------------------------------------------------------------------
Other liabilities                                                                           3,301,978    3,565,416
------------------------------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                                        973,101    1,107,251
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities                                                                          79,830,773   85,025,496
------------------------------------------------------------------------------------------

Shareholder's Equity:
Common stock -- $2.50 par value
Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                                      25,000       25,000
------------------------------------------------------------------------------------------
Retained earnings                                                                           3,583,688    4,232,185
------------------------------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                                          375          375
------------------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification adjustment     703,100      171,964
------------------------------------------------------------------------------------------
 Net unrealized gain on derivative instruments                                                 31,829       22,982
------------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                         (51,852)          --
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Accumulated Other Comprehensive Income                                                  683,452      195,321
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Shareholder's Equity                                                                  4,292,140    4,452,506
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities and Shareholder's Equity                                                $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                                  Year Ended December 31
                                                                            ----------------------------------
                                                                               2002        2001        2000
                                                                            ----------  ----------  ----------
                                                                                      (000s omitted)
                                                                            ----------------------------------
Revenue:
Insurance premiums                                                          $  250,766  $1,604,161  $1,566,841
----------------------------------------------------------------------------
Insurance fees                                                               1,296,716   1,373,438   1,448,460
----------------------------------------------------------------------------
Net investment income                                                        2,509,489   2,554,180   2,586,762
----------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                          (647)      5,672        (379)
----------------------------------------------------------------------------
Net realized loss on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts, Note 5)                (262,805)   (121,525)    (24,331)
----------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                   (10,646)      4,963          --
----------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                          73,115      19,267          --
----------------------------------------------------------------------------
Other revenue and fees                                                         244,938     255,203     210,645
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Revenue                                                                4,100,926   5,695,359   5,787,998
----------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                     2,714,308   3,234,013   3,238,596
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses (Note 5)             1,349,800   1,712,814   1,587,504
----------------------------------------------------------------------------
Interest and debt expense                                                       79,342      80,621      80,179
----------------------------------------------------------------------------
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Benefits and Expenses                                                  4,143,450   5,027,448   4,906,279
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
(Loss) Income Before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                           (42,524)    667,911     881,719
----------------------------------------------------------------------------
Federal income taxes (benefit)                                                 (91,540)    156,263     232,818
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                           49,016     511,648     648,901
----------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal Income Tax Benefit)         --     (15,566)         --
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Net Income                                                                  $   49,016  $  496,082  $  648,901
--------------------------------------------------------------------------- ==========  ==========  ==========


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                          Year Ended December 31
                                                       2002        2001        2000
                                                    ----------  ----------  ----------
                                                              (000s omitted)
                                                    ----------------------------------
Common Stock:
Balance at beginning and end-of-year                $   25,000  $   25,000  $   25,000
----------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                         4,232,185   4,226,839   3,931,861
----------------------------------------------------
Comprehensive income                                   537,147     744,419   1,096,435
----------------------------------------------------
Less other comprehensive income (loss)(net of
  income tax):
  Foreign Currency translation adjustment                   --         375          --
  -----------------------------------------------
  Net unrealized gain on securities                    531,136     224,980     447,534
   available-for-sale (net of reclassification
   adjustment)
  -----------------------------------------------
  Net unrealized gain on derivative instruments          8,847      22,982          --
  -----------------------------------------------
  Minimum pension liability adjustment                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Net Income                                              49,016     496,082     648,901
----------------------------------------------------
Non-qualified stock options                              3,158       4,023       2,280
----------------------------------------------------
Additional investment by Lincoln National                9,329         241      63,797
  Corporation
----------------------------------------------------
Dividends declared on common stock                    (710,000)   (495,000)   (420,000)
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                               3,583,688   4,232,185   4,226,839
----------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                               375          --          --
----------------------------------------------------
Change during the year                                      --         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                     375         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain (Loss) on Securities
  Available-for-sale:
Balance at beginning-of-year                           171,964     (53,016)   (500,550)
----------------------------------------------------
Change during the year                                 531,136     224,980     447,534
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 703,100     171,964     (53,016)
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                            22,982          --          --
----------------------------------------------------
Cumulative effect of accounting change                      --      17,586          --
----------------------------------------------------
Change during the year                                   8,847       5,396          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                  31,829      22,982          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                --          --          --
----------------------------------------------------
Change during the year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Total Shareholder's Equity at End-of-Year           $4,292,140  $4,452,506  $4,198,823
                                                    ==========  ==========  ==========
----------------------------------------------------

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2002          2001          2000
                                                                      ------------  ------------  -----------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $     49,016  $    496,082  $   648,901
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (325,704)     (346,362)    (428,073)
----------------------------------------------------------------------
 Premiums and fees receivable                                              196,322        36,069      (46,013)
----------------------------------------------------------------------
 Accrued investment income                                                  26,298       (55,259)     (10,239)
----------------------------------------------------------------------
 Policy liabilities and accruals                                          (929,827)     (735,307)     201,101
----------------------------------------------------------------------
 Contractholder funds                                                      983,768     1,135,927    1,070,602
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                       894,270       425,629      235,345
----------------------------------------------------------------------
 Federal income taxes                                                     (100,700)      122,011      256,403
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                   (477,133)           --           --
----------------------------------------------------------------------
 Provisions for depreciation                                                22,222        15,798       24,051
----------------------------------------------------------------------
 Amortization of goodwill                                                       --        26,518       24,861
----------------------------------------------------------------------
 Amortization of other intangible assets                                   105,714        91,837      129,362
----------------------------------------------------------------------
 Net realized loss on investments and derivative instruments               262,805       121,525       24,331
----------------------------------------------------------------------
 (Gain) loss on sale of subsidiaries                                        10,646        (4,963)          --
----------------------------------------------------------------------
 Amortization of deferred gain                                             (73,115)      (19,267)          --
----------------------------------------------------------------------
 Other                                                                    (375,564)     (926,106)      45,187
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Adjustments                                                            220,002      (111,950)   1,526,918
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  269,018       384,132    2,175,819
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Investing Activities:
Securities available-for-sale:
 Purchases                                                             (14,002,161)  (10,634,019)  (4,449,537)
----------------------------------------------------------------------
 Sales                                                                   8,078,426     5,487,077    3,664,930
----------------------------------------------------------------------
 Maturities                                                              2,484,637     2,448,425    1,785,790
----------------------------------------------------------------------
Purchase of other investments                                           (1,280,211)   (1,830,448)  (1,899,655)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,739,382     1,867,069    1,735,091
----------------------------------------------------------------------
Proceeds from (adjustments to) disposition of business                    (195,000)    1,831,095           --
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                (95,341)      150,930      274,838
----------------------------------------------------------------------
Other                                                                      142,592       674,146     (474,800)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash (Used in) Provided by Investing Activities                     (3,127,676)       (5,725)     636,657
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                (158,143)       42,764        8,780
----------------------------------------------------------------------
Universal life and investment contract deposits                          5,305,499     4,897,828    3,543,763
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (3,262,194)   (3,288,290)  (4,524,371)
----------------------------------------------------------------------
Investment contract transfers                                              108,479      (373,000)  (1,347,000)
----------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                      3,158         4,023        2,280
----------------------------------------------------------------------
Dividends paid to shareholder                                             (710,000)     (495,000)    (420,000)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                      1,286,799       788,325   (2,736,548)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash                                         (1,571,859)    1,166,732       75,928
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              2,818,382     1,651,650    1,575,722
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,246,523  $  2,818,382  $ 1,651,650
--------------------------------------------------------------------- ============  ============  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements include
The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were part of the Reinsurance business segment: Lincoln National Health & Casualty Insurance Company ("LNH&C") and Lincoln National Reassurance Company ("LNRAC"). These subsidiaries were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001. The Company also owns six non-insurance subsidiaries: Lincoln National Insurance Associates, Inc. ("LNIA"), Lincoln Financial Advisors ("LFA"), Lincoln Financial Distributors ("LFD"), Lincoln Realty Capital Corporation, Lincoln Retirement Services Company and The Administrative Management Group, Inc. which was acquired in 2002 (see Note 11). LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and prior to Swiss Re's acquisition of LNC's reinsurance business, the reinsurance of individual and group life and health business. LNL is licensed and sells its products throughout the United States, Canada, several U.S. territories and select international markets. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments
LNL classifies its fixed maturity and equity securities as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, LNL recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate, which are primarily held in the Life Insurance and Retirement segments, are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as a realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as a realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold

The Lincoln National Life Insurance Company at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments
For the years ended December 31, 2002, 2001 and 2000, LNL hedged certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk, commodity risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

Effective upon the adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("FAS, 133") on January 1, 2001, LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. FAS 133 standardized the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under FAS 133.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current income during the period of change in fair values. For derivative instruments that are designated and qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in OCI as part of the cumulative translation adjustment to the extent it is effective. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Prior to January 1, 2001, derivative instruments were carried in other investments. The premiums paid for interest rate caps and swaptions were deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative. Interest rate caps that hedged interest credited on fixed annuity liabilities were carried at amortized cost. Any settlement received in accordance with the terms of the interest rate caps was also recorded as net investment income. Realized gain (loss) from the termination of the interest rate caps was included in net income.

Swaptions, put options, spread-lock agreements, interest rate swaps, commodity swaps and financial futures that hedge fixed maturity securities available-for-sale were carried at fair value. The change in fair value was reflected directly in shareholders' equity. Settlements on interest rate swaps and commodity swaps were recognized in net investment income. Realized gain
(loss) from the termination of swaptions, put options, spread-lock agreements, interest rate swaps, and financial futures were deferred and amortized over the life of the hedged assets as an adjustment to the yield. Forward-starting interest rate swaps were also used to hedge the forecasted purchase of investments. These interest rate swaps were carried off-balance sheet until the occurrence of the forecasted transaction at which time the interest rate swaps were terminated and any gain (loss) on termination was used to adjust the basis of the forecasted purchase. If the forecasted purchase did not occur or the interest rate swaps were terminated early, changes in the fair value of the swaps were recorded in net income.

Over-the-counter call options which hedged liabilities tied to the S&P stock index were carried at fair value. The change in fair value was reflected directly in net income. Gain (loss) realized upon termination of these call options was included in net income. Over-the-counter call options which hedge stock appreciation rights were carried at fair value when hedging vested stock appreciation rights and at cost when hedging unvested stock appreciation rights. The change in fair value of call options hedging vested stock appreciation rights was included in net income. Gain (loss) upon termination was reported in net income.

Foreign currency swaps, which hedged some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies, were carried at fair value. The change in fair value was included in shareholder's equity. Realized gain (loss) from the termination of such derivatives was included in net income.

Prior to January 1, 2001, hedge accounting was applied as indicated above after LNL determined that the items to be hedged exposed LNL to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk or equity risk. Moreover, the derivatives used to hedge these exposures were designated as hedges and reduced the indicated risk demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. If such criteria was not met or if the hedged items were sold,

The Lincoln National Life Insurance Company terminated or matured, the change in value of the derivatives was included in net income.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts
These assets and liabilities represent segregated funds administered and invested by LNL for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting by Insurance Companies For Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include unit-linked products and fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 13 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

The Lincoln National Life Insurance Company

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for deferred acquisition costs. (See above for discussion of amortization.)

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2000 through 2002 ranged from 4.00% to 10.00%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Insurance businesses typically produce ongoing profit streams from expected new business generation that extend significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, for acquired insurance businesses where financial modeling indicated that anticipated new business benefits would extend for 40 years or longer, goodwill was amortized over a 40-year period.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment-type products acquired and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money. As part of the estimate of future NAR, gross equity growth rates which are consistent with those used in the DAC valuation process are utilized.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance
LNL's insurance companies enter into reinsurance agreements with other companies in the normal course of their business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re on December 7, 2001, LNL's reinsurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. Assets/liabilities and premiums/benefits from certain reinsurance contracts that granted statutory surplus to other insurance companies are netted on the consolidated balance sheets and income statements, respectively, since there is a right of offset.

The Lincoln National Life Insurance Company

All other reinsurance agreements including the Swiss Re indemnity reinsurance transaction are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits
LNL accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Options
Through 2002, LNL recognized compensation expense for stock options on LNC stock granted to LNL employees using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock. Accordingly, no compensation expense has been recognized for stock option incentive plans. On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. In addition, FAS 148 amends the disclosure provisions of FAS 123 to require expanded and more prominent disclosure of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

The three transition methods provided under FAS 148 are the prospective method, the modified prospective and the retroactive restatement method. LNC will adopt the retroactive restatement method, which requires that companies restate all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. FAS 148's amendment of the transition and annual disclosure requirements of FAS 123 is effective for fiscal years ending after December 15, 2002. As the recognition provisions of FAS 123 should be applied as of the beginning of the year, LNL will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003 and will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements (see Note 6 for further discussion of stock-based employee compensation cost).

The following table illustrates the effect on net income and earnings per share for 2002, 2001 and 2000 if LNL had applied the fair value recognition provisions of FAS 123.

                                               Year Ended December 31,
                                               2002     2001    2000
                                               -----------------------
                                                  (in millions)
                                               -----------------------
             Net income, as reported.......... $49.0   $496.1  $648.9
             Less:
             Total stock-based employee
              compensation expense
              determined under the fair value
              based method for all awards, net
              of tax effects..................   9.2     16.2     9.5
                                                -----  ------  ------
             Pro forma net income............. $39.8   $479.9  $639.4
                                                =====  ======  ======

Income Taxes
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.


--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Change in Estimates

Accounting for Derivative Instruments and Hedging Activities
In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"), which delayed the effective date of FAS 133 one year (i.e., adoption required no later than the first quarter of 2001). In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138"), which addresses a limited number of implementation issues arising from FAS 133.

LNL adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-
 for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business generated in recent years, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Business Combinations and Goodwill and Other Intangible Assets In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 is effective for all business combinations initiated after June 30, 2001, and FAS 142 is effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are subject to impairment tests conducted at least annually in accordance with the new standard. Intangible assets that do not have indefinite lives continue to be amortized over their estimated useful lives. LNL adopted FAS 142 on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A number of valuation approaches, including, discounted cash flow modeling, were used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed another valuation review during the fourth quarter of 2002. The results of the first step of the tests performed as of October 1, 2002 indicate that LNL does not have impaired goodwill. The valuation techniques used by LNL for each reporting unit were consistent with those used during the transitional testing.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million during the year ended December 31, 2002.

During 2002, the change in the carrying value of the Lincoln Retirement segment's goodwill was a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 was $20.2 million (see Note 11).

The Lincoln National Life Insurance Company

The carrying amount of goodwill by reportable segment as of December 31, 2002 is as follows:

                                               (in millions)
                                               -------------
                    Lincoln Retirement Segment    $ 64.1
                    Life Insurance Segment....     855.1
                                                  ------
                    Total.....................    $919.2
                                                  ======

The reconciliation of reported net income to adjusted net income is as follows:

                                                        Year Ended
                                                       December 31,
                                                        2001   2000
                                                       -------------
                                                       (in millions)
                                                       -------------
           Reported Net Income........................ $496.1 $648.9
           Add back: Goodwill Amortization (after-tax)   26.5   24.9
                                                       ------ ------
           Adjusted Net Income........................ $522.6 $673.8
                                                       ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                   As of December 31, 2002 As of December 31, 2001
                                    Gross                   Gross
                                   Carrying  Accumulated   Carrying  Accumulated
                                    Amount   Amortization   Amount   Amortization
                                   -----------------------------------------------
                                                  (in millions)
                                   -----------------------------------------------
  Amortized Intangible Assets:
    Lincoln Retirement Segment:
      Present value of in-force... $  225.0     $102.3     $  225.0     $ 70.5
    Life Insurance Segment:
      Present value of in-force... $1,254.2     $364.1      1,254.2      290.2
                                   --------     ------     --------     ------
  Total........................... $1,479.2     $466.4     $1,479.2     $360.7
                                   ========     ======     ========     ======

The aggregate amortization expense for other intangible assets for the years ended December 31, 2002, 2001 and 2000 was $105.7 million, $91.8 million and $129.4 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

                               2003...... $ 74.7
                               2004......   71.5
                               2005......   70.4
                               2006......   71.3
                               2007......   72.3
                               Thereafter  652.6

Accounting for the Impairment or Disposal of Long-lived Assets
In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. FAS 144 is effective for fiscal years beginning after December 15, 2001. LNL adopted FAS 144 on January 1, 2002 and the adoption of the Statement did not have a material impact on the consolidated financial position and results of operations of LNL.

Accounting for Costs Associated with Exit or Disposal Activities
In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit

The Lincoln National Life Insurance Company plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. Adoption of FAS 146 by LNL will result in a change in timing of when expense is recognized for restructuring activities after December 31, 2002.

Change in Estimate for Personal Accident Reinsurance Reserves
As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Variable Interest Entities
In January 2003, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation No. 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. VIE refers to an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. This Interpretation applies in the third quarter of 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003. This Interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. Although LNL and the indus-
 try continue to review the new rules, at the present time LNL does not believe there are VIEs that would result in consolidation with LNL.

Accounting for Modified Coinsurance
Currently, there are ongoing discussions surrounding the implementation and interpretation of FAS 133, "Accounting for Derivative Instruments and Hedging Activities," by the Financial Accounting Standards Board's ("FASB") Derivative Implementation Group regarding receivables and payables that are indexed to a pool of assets; and specific to LNL, modified coinsurance agreements and coinsurance with funds withheld reinsurance agreements that reference a pool of securities. An exposure draft for this issue has been issued by the FASB. It is not expected to be finalized by the FASB until sometime in the second quarter of 2003. If the definition of derivative instruments is altered, this may impact LNL's prospective reported consolidated net income and consolidated financial position. Until the FASB finalizes the Statement 133 Implementation Issue, LNL is unable to determine what, if any, impact it will have on LNL's consolidated financial statements.

The Lincoln National Life Insurance Company

3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                           Amortized Cost  Gains    Losses  Fair Value
                                           -------------- -------- -------  ----------
                                                          (in millions)
                                           -------------------------------------------
December 31, 2002:
  Corporate bonds.........................   $23,690.5    $1,797.3 $(630.8) $24,857.0
  U.S. Government bonds...................       400.7       104.7    (2.3)     503.1
  Foreign government bonds................       783.4        40.8   (25.7)     798.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       704.2        26.3    (1.8)     728.7
    Collateralized mortgage obligations...     2,084.4       113.9    (0.4)   2,197.9
    Other asset-backed securities.........     1,899.3       149.8   (12.4)   2,036.7
  State and municipal bonds...............       106.0         5.0    (0.1)     110.9
  Redeemable preferred stocks.............        77.8         1.5    (1.2)      78.1
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    29,746.3     2,239.3  (674.7)  31,310.9
Equity securities.........................       196.7        19.4    (8.3)     207.8
                                             ---------    -------- -------  ---------
Total.....................................   $29,943.0    $2,258.7 $(683.0) $31,518.7
                                             =========    ======== =======  =========
December 31, 2001:
  Corporate bonds.........................   $21,944.7    $  704.0 $(555.1) $22,093.6
  U.S. Government bonds...................       346.7        56.8    (4.8)     398.7
  Foreign government bonds................       810.5        46.3    (9.3)     847.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       606.5        15.0    (7.4)     614.1
    Collateralized mortgage obligations...     1,462.6        63.0    (5.6)   1,520.0
    Other asset-backed securities.........     1,300.3        51.4   (11.3)   1,340.4
  State and municipal bonds...............        45.9         0.3    (1.5)      44.7
  Redeemable preferred stocks.............        82.6         3.5    (0.2)      85.9
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    26,599.8       940.3  (595.2)  26,944.9
Equity securities.........................       260.7        17.8   (19.8)     258.7
                                             ---------    -------- -------  ---------
Total.....................................   $26,860.5    $  958.1 $(615.0) $27,203.6
                                             =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2002:
           Due in one year or less..........   $   816.0    $   820.1
           Due after one year through five
            years...........................     6,138.3      6,425.8
           Due after five years through ten
            years...........................     9,545.3     10,051.5
           Due after ten years..............     8,558.8      9,050.2
                                               ---------    ---------
           Subtotal.........................    25,058.4     26,347.6
           Asset/mortgage-backed
            securities......................     4,687.9      4,963.3
                                               ---------    ---------
           Total............................   $29,746.3    $31,310.9
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2002:
               Below 7%........ $2,172.7     $1,527.6     $1,584.7
               7%-8%...........  2,309.4      2,307.3      2,464.4
               8%-9%...........    598.1        587.1        635.3
               Above 9%........    264.6        265.9        278.9
                                --------     --------     --------
               Total........... $5,344.8     $4,687.9     $4,963.3
                                ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2002
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,111.8      19.5%
                      AA..............   1,815.5       5.8
                      A...............  10,404.6      33.2
                      BBB.............  10,922.5      34.9
                      BB..............   1,215.2       3.9
                      Less than BB....     841.3       2.7
                                       ---------     -----
                      Total........... $31,310.9     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                         Year Ended December 31
                                         2002      2001     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
             Fixed maturity securities $2,030.3  $2,008.4 $2,015.5
             Equity securities........     10.1       9.7     12.7
             Mortgage loans on real
              estate..................    356.3     373.9    373.1
             Real estate..............     45.8      48.1     50.3
             Policy loans.............    133.6     124.3    123.8
             Invested cash............     30.4      63.5     85.5
             Other investments........     18.8      67.5     50.8
                                       --------  -------- --------
             Investment revenue.......  2,625.3   2,695.4  2,711.7
             Investment expense.......   (115.8)    141.2    124.9
                                       --------  -------- --------
             Net investment income.... $2,509.5  $2,554.2 $2,586.8
                                       ========  ======== ========

The detail of the net realized loss on investments and derivative instruments is as follows:

                                             Year Ended December 31
                                             2002     2001     2000
                                           -------  -------  -------
                                                 (in millions)
                                           -------------------------
          Fixed maturity securities
           available-for-sale:
            Gross gain.................... $ 163.8  $ 163.4  $ 131.3
            Gross loss....................  (578.5)  (421.1)  (203.3)
          Equity securities available-for-
           sale:
            Gross gain....................    11.8     13.4     32.6
            Gross loss....................   (22.2)    (5.7)   (25.5)
          Other investments...............    27.2     39.8     12.9
          Associated restoration of
           deferred acquisition costs and
           Provision for policyholder
           commitments....................   143.2    106.9     34.7
          Investment expenses.............    (9.3)    (9.0)    (7.0)
                                           -------  -------  -------
          Total Investments...............  (264.0)  (112.3)   (24.3)
          Derivative Instruments, net of
           associated amortization of
           deferred acquisition costs.....     1.2     (9.2)      --
                                           -------  -------  -------
          Total Investments and
           Derivative Instruments......... $(262.8) $(121.5) $ (24.3)
                                           =======  =======  =======

The Lincoln National Life Insurance Company

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the net realized loss on investments and derivative instruments shown above, are as follows:

                                             Year Ended December 31
                                              2002     2001   2000
                                             ------   ------  -----
                                                (in millions)
                                             --------------------
               Fixed maturity securities.... $296.6   $237.2  $41.2
               Equity securities............   21.4     15.7   14.6
               Mortgage loans on real estate    9.7     (2.7)   0.2
               Real estate..................     --      0.7     --
               Other long-term investments..    6.4      0.9     --
                                             ------   ------  -----
               Total........................ $334.1   $251.8  $56.0
                                             ======   ======  =====

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities is as follows:

                                          Year Ended December 31
                                           2002    2001    2000
                                         -----------------------
                                              (in millions)
                                         -----------------------
               Fixed maturity securities $1,219.5 $319.7  $684.0
               Equity securities........     13.0  (16.6)   (3.2)
                                         -------- ------  ------
               Total.................... $1,232.5 $303.1  $680.8
                                         ======== ======  ======

During the second quarter of 1998, LNL purchased three bonds issued with offsetting interest rate characteristics. Subsequent to the purchase of these bonds, interest rates increased and the value of one of these bonds decreased. This bond was sold at the end of the second quarter 1998 and a realized loss of $28.8 million ($18.7 million after-tax) was recorded. The other two bonds are still owned by LNL and are producing net investment income on an annual basis of $9.9 million ($6.4 million after-tax). Subsequent to these transactions being recorded, the Emerging Issues Task Force of the Financial Accounting Standards Board reached consensus with regard to accounting for this type of investment strategy. LNL is not required to apply the new accounting rules, however, if such rules were applied, the realized loss on the sale of $28.8 million ($18.7 million after-tax) on one of these bonds recorded at the end of the second quarter of 1998 would be reduced to $8.8 million ($5.7 million after-tax) and the difference would be applied as a change in the carrying amount of the two bonds that remain in LNL's portfolio. Also, net investment income for the year ended December 31, 2002, 2001 and 2000 would be less than reported by $2.9 million ($1.9 million after-tax), $2.7 million ($1.8 million after-tax) and $2.5 million ($1.6 million after-tax), respectively.

The balance sheet captions, "Real Estate" and "Property and Equipment," are shown net of allowances for depreciation as follows:

                                             December 31
                                             2002    2001
                                             ------------
                                             (in millions)
                                             ------------
                      Real estate........... $41.0  $ 38.4
                      Property and equipment  86.5   105.4

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      December 31
                                                      2002    2001
                                                     -------------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $ 72.3  $25.6
            Allowance for losses....................  (11.9)  (2.2)
            Impaired loans with no allowance for
             losses.................................     --     --
                                                     ------  -----
            Net impaired loans...................... $ 60.4  $23.4
                                                     ======  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                    Year Ended
                                                   December 31
                                                2002   2001   2000
                                               -------------------
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $ 2.2  $ 4.9  $ 4.7
            Provisions for losses.............  12.7    0.7    1.8
            Releases due to principal paydowns  (3.0)  (3.4)  (1.6)
            Releases due to foreclosures......    --     --     --
                                               -----  -----  -----
            Balance at end-of-year............ $11.9  $ 2.2  $ 4.9
                                               =====  =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                  Year Ended
                                                  December 31
                                               2002  2001  2000
                                               -----------------
                                                 (in millions)
                                               -----------------
                Average recorded investment in
                 impaired loans............... $54.0 $25.0 $27.9
                Interest income recognized on
                 impaired loans...............   5.6   3.0   2.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2002 and 2001, LNL had mortgage loans on non-accrual status of $1.8 million and $0.0 million, respectively. As of December 31, 2002 and 2001, LNL had no mortgage loans past due 90 days and still accruing.

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, LNL had restructured mortgage loans of $4.6 million and $5.2 million, respectively. LNL recorded $0.4 million and $0.5 million of interest income on these restructured mortgage loans in 2002 and 2001, respectively. Interest income in the amount of $0.4 million and $0.5 million would have been recorded on these mortgage loans according to their original terms in 2002 and 2001, respectively. As of December 31, 2002 and December 31, 2001, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $558.9 million. As of December 31, 2002, this includes $168.1 million of standby commitments to purchase real estate upon completion and leasing.

For the year ended December 31, 2002, fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing were not significant. As of December 31, 2002 and 2001, the carrying value of non-income producing securities was $34.8 million and $32.4 million, respectively.

The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt in the amount of $0.4 million and $0.3 million at December 31, 2002 and 2001, respectively.

During the fourth quarter of 2000, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $186.0 million and carrying value of $185.7 million. LNL retained a 6.3% beneficial interest in the securitized assets. LNL received $172.7 million from the trust for the sale of the senior trust certificates representing the other 93.7% beneficial interest. A realized gain of $0.4 million pre- tax was recorded on this sale. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Cash flows received during 2002, 2001 and 2000 from interests retained in the trust were $2.6 million, $2.6 million and $0.4 million, respectively. The fair values of the mortgage loans were based on a discounted cash flow method based on credit rating, maturity and future income. Prepayments are expected to be less than 1% with an expected weighted-average life of 6.4 years. Credit losses are anticipated to be minimal over the life of the trust.

During the fourth quarter of 2001, LNL completed a second securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $209.7 million and a carrying value of $198.1 million. LNL received $209.7 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.2 million and $0.03 million were received in 2002 and 2001, respectively. The transaction was hedged with total return swaps to lock in the value of the loans. LNL recorded a loss on the hedge of $10.1 million pre-tax and a realized gain on the sale of $11.6 million pre-tax resulting in a net gain of $1.5 million pre-tax. Upon securitization, LNL did not retain an interest in the securitized assets; however, LNL later invested $14.3 million of its general account assets in the certificates issued by the trust. This investment is included in fixed maturity securities on the balance sheet.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2002     2001    2000
                                          -------  -------  ------
                                               (in millions)
                                          ------------------------
              Current.................... $(140.4) $ 456.1  $ 54.0
              Deferred...................    48.9   (299.7)  178.8
                                          -------  -------  ------
              Total tax expense (benefit) $ (91.5) $ 156.4  $232.8
                                          =======  =======  ======

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                            Year Ended December 31
                                             2002    2001    2000
                                           ------   ------  ------
                                                (in millions)
                                           -----------------------
             Tax rate times pre-tax income
              (loss)...................... $(14.9)  $233.9  $308.6
             Effect of:
               Tax-preferred investment
                income....................  (39.7)   (62.6)  (61.3)
               Other items................  (36.9)   (14.9)  (14.5)
                                           ------   ------  ------
             Provision for income taxes
              (benefit)................... $(91.5)  $156.4  $232.8
                                           ======   ======  ======
             Effective tax rate...........   (215)%     23%     26%

The effective tax rate is a ratio of tax expense (benefit) over pre-tax income
(loss). Since the pre-tax loss of $42.5 million resulted in a tax benefit of $91.5 million in 2002, an unusual effective tax rate of (215)% is reported.

The Lincoln National Life Insurance Company

The Federal income tax asset (liability) is as follows:

                                                        December 31
                                                       2002    2001
                                                      ------ -------
                                                       (in millions)
                                                      --------------
           Current receivable from (payable to)
            LNC...................................... $ 92.8 ($462.0)
           Deferred..................................   95.3   381.9
                                                      ------ -------
           Total Federal income tax asset (liability) $188.1  $(80.1)
                                                      ====== =======

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2002     2001
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
              Insurance and investment contract
               liabilities....................... $1,152.6 $  969.3
              Reinsurance deferred gain..........    397.5    392.3
              Net operating and capital loss
               carryforwards.....................     80.1     18.1
              Postretirement benefits other than
               pensions..........................     27.1     36.6
              Ceding commission asset............     16.7     18.6
              Compensation related...............     49.3     38.0
              Other..............................     87.4     84.4
                                                  -------- --------
            Total deferred tax assets............  1,810.7  1,557.3
                                                  -------- --------
            Deferred tax liabilities:
              Deferred acquisition costs.........    527.5    494.5
              Investment related.................    220.9     51.3
              Net unrealized gain on securities
               available-for-sale................    572.7    135.5
              Present value of business in-force.    354.5    391.5
              Other..............................     39.8    102.6
                                                  -------- --------
            Total deferred tax liabilities.......  1,715.4  1,175.4
                                                  -------- --------
            Net deferred tax asset............... $   95.3 $  381.9
                                                  ======== ========

The Company and its affiliates are part of a consolidated filing to the Internal Revenue Service with their common parent, Lincoln National Corporation. Cash paid to LNC for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively. Cash received from LNC for Federal income taxes in 2000 was $38.0 million due to the carry back of 1999 tax losses.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2002, 2001, and 2000, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2002 and 2001.

At December 31, 2002, LNL had net operating loss carryforwards for Federal income tax purposes of $31.7 million for Lincoln Life New York that expire in the year 2013. The Company had net capital loss carryforwards of $156.2 million and First Penn had net capital loss carryforwards of $7.4 million that expire in the year 2007. Lincoln Life New York had net capital loss carryforwards of $33.5 million expiring in years 2004 through 2007. The net operating loss carryforwards and net capital loss carryforwards can be used in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the net operating loss carryforwards and capital loss carryforwards will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2002, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

--------------------------------------------------------------------------------
5. Supplemental Financial Data



Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                         Year Ended December 31
                                         2002*    2001*     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $  909.7  $1,363.7 $1,279.3
              Insurance ceded.........  1,750.1     953.2    513.6
                                       --------  -------- --------
              Net reinsurance premiums
               and fees............... $ (840.4) $  410.5 $  765.7
                                       ========  ======== ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2002 includes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $1,145.0 million; $555.1 million and $356.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Detailed below is a breakdown of amounts included in LNL's balance sheet related to the reinsurance business sold to Swiss Re through indemnity reinsurance. Because LNL is not relieved of its liability to the ceding companies for this business,

The Lincoln National Life Insurance Company the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from Swiss Re. At December 31, 2002, amounts recoverable from reinsurers included $5.1 billion related to the reinsurance business sold to Swiss Re.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                 Year Ended December 31
                                                   2002        2001
                                                  --------   ---------
                                                    (in millions)
                                                 ---------------------
           Balance at beginning-of-year......... $2,267.0    $2,385.6
           Deferral.............................    622.4       673.5
           Amortization.........................   (296.7)     (327.1)
           Adjustment related to realized losses
            on securities available-for-sale....    115.0       112.9
           Adjustment related to
            unrealized gains on securities
            available-for-sale..................   (338.5)     (187.2)
           Other................................      4.0      (390.7)
                                                  --------   --------
           Balance at end-of-period............. $2,373.2    $2,267.0
                                                  ========   ========

Realized gains and losses on investments and derivative instruments on the Statements of Income for the year ended December 31, 2002, 2001 and 2000 are net of amounts restored against deferred acquisition costs of $115.0 million, $112.9 million and $38.2 million, respectively. In addition, realized gains and losses for the years ended December 31, 2002, 2001 and 2000 are net of adjustments made to policyholder reserves of $25.6 million, $10.6 million and $(3.5) million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2002      2001      2000
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  566.7  $  812.3  $  830.5
            Other volume related
             expenses.................    264.2     191.4     222.3
            Operating and
             administrative expenses..    643.1     796.4     719.5
            Deferred acquisition costs
             net of amortization......   (325.7)   (346.4)   (428.1)
            Restructuring charges.....       --      37.4      (1.0)
            Goodwill amortization.....       --      26.5      24.9
            Other intangibles
             amortization.............    105.7      91.8     129.4
            Other.....................     95.8     103.4      90.0
                                       --------  --------  --------
            Total..................... $1,349.8  $1,712.8  $1,587.5
                                       ========  ========  ========

A reconciliation of the present value of business in-force for LNL's insurance subsidiaries included in other intangible assets is as follows:

                                                 December 31
                                          2002      2001      2000
                                        --------  --------  --------
                                                (in millions)
                                        ----------------------------
          Balance at
           beginning-of-year........... $1,118.5  $1,209.7  $1,353.3
          Adjustments to balance.......       --      (0.7)    (15.7)
          Interest accrued on
           unamortized balance
           (Interest rates range from
           5% to 7%)...................     61.4      71.0      77.6
          Amortization.................   (167.1)   (161.5)   (205.5)
                                        --------  --------  --------
          Balance at end-of-year.......  1,012.8   1,118.5   1,209.7
          Other intangible assets (non-
           insurance)..................
          Total other intangible assets
           at end-of-year.............. $     --  $     --  $   12.8
                                        ========  ========  ========

The Lincoln National Life Insurance Company

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                               December 31
                                             2002      2001
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $20,634.6 $18,553.7
                 Undistributed earnings on
                  participating business..     156.7     100.2
                 Other....................     610.9     562.7
                                           --------- ---------
                 Total.................... $21,402.2 $19,216.6
                                           ========= =========

Details underlying the balance sheet captions of short-term debt and surplus notes payable to LNC are as follows:

                                                    December 31
                                                   2002     2001
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
              Short-term debt................... $  103.7 $  261.8
                                                 ======== ========
              Surplus notes due Lincoln National
               Corporation:
                6.56% surplus note, due 2028....   $500.0 $  500.0
                6.03% surplus note, due 2028....    750.0    750.0
                                                 -------- --------
              Total surplus notes............... $1,250.0 $1,250.0
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note for $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.316 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for the LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2002, 2001 and 2000 was $79.3 million, $80.6 million and $80.2 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans -- U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the better of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law. Effective January 1, 2000, one of these plans was amended to limit the maximum compensation recognized for benefit payment calculation purposes. The effect of this amendment was to reduce LNL's pension benefit obligation by $5.4 million.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan. The effect of this plan curtailment was to decrease LNL's pension benefit obligation by $2.4 million. Effective January 1, 2000, a second supplemental executive retirement plan was established for this

The Lincoln National Life Insurance Company same group of executives to guarantee that the total benefit payable under the LNL employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of December 31, 1999. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNL 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Life insurance benefits are noncontributory; however, participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 1, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

The Lincoln National Life Insurance Company

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                      Year Ended December 31
                                                  ------------------------------------
                                                                   Other Postretirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                   2002     2001    2002       2001
                                                  ------   ------  ---------  --------
                                                           (in millions)
                                                  -------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $340.4   $334.5  $   --     $   --
  Transfers of assets............................   (1.4)     2.5      --         --
  Actual return on plan assets...................  (31.1)   (15.5)     --         --
  Company contributions..........................   58.0     33.8      --         --
  Administrative expenses........................   (1.6)    (0.9)     --         --
  Benefits paid..................................  (21.3)   (14.0)     --         --
                                                  ------   ------   ------     ------
  Fair value of plan assets at end-of-year....... $343.0   $340.4  $   --     $   --
                                                  ======   ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $399.3   $388.2  $ 81.9     $ 88.5
  Transfers of benefit obligations...............   (1.3)     2.7    (0.9)       0.1
  Plan amendments................................     --    (25.4)     --         --
  Service cost...................................   17.3     13.4     1.4        2.6
  Interest cost..................................   26.8     28.8     5.1        6.2
  Plan participants' contributions...............     --       --     1.1        1.7
  Sale of business segment.......................     --       --      --       (6.0)
  Plan curtailment gain..........................     --    (16.0)     --      (11.2)
  Actuarial (gains) losses.......................   20.3     21.6     6.8        7.6
  Benefits paid..................................  (21.3)   (14.0)   (6.5)      (7.6)
                                                  ------   ------   ------     ------
  Benefit obligation at end-of-year.............. $441.1   $399.3  $ 88.9     $ 81.9
                                                  ======   ======   ======     ======
Underfunded status of the plans.................. $(98.1)  $(58.9) $(88.9)    $(81.9)
Unrecognized net actuarial losses................  109.3     32.4     8.2        1.0
Unrecognized negative prior service cost.........  (19.8)   (24.7)     --         --
                                                  ------   ------   ------     ------
Accrued benefit cost............................. $ (8.6)  $(51.2) $(80.7)    $(80.9)
                                                  ======   ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   6.50%    7.00%   6.50%      7.00%
  Expected return on plan assets.................   8.25%    9.00%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................   5.00%    5.00%     --         --
  All other plans................................   4.00%    4.00%   4.00%      4.00%

In 2002, all plans have projected benefit obligations in excess of plan assets. In 2001, the funded status amounts in the pension benefits columns above combine plans with projected benefit obligations in excess of plan assets and plans with plan assets in excess of projected benefit obligations. At December 31, 2001, for plans that have projected benefit obligations in excess of plan assets, the aggregate projected benefit obligations were $269.8 million, the aggregate accumulated benefit obligations were $245.9 million and the aggregate fair value of plan assets was $208.5 million.

As is required by SFAS No. 87, "Employer's Accounting for Pensions," for plans where the accumulated benefit obligation exceeds the fair value of plan assets, the Company has recognized the minimum pension liability of the unfunded accumulated benefit obligation as a liability with an offsetting adjustment to Other Comprehensive Income, net of tax impact. As of December 31, 2002, this minimum pension liability amounted to $51.9 million ($79.8 million pre-tax).

Plan assets for both the funded employees and agents plans are principally invested in equity and fixed income funds managed by LNL's affiliate, Delaware Management Holdings, Inc.

The Lincoln National Life Insurance Company

The components of net defined benefit pension plan and postretirement benefit plan costs are as follows:

                                                   Year Ended December 31
                                        -------------------------------------------
                                                                Other Postretirement
                                           Pension Benefits           Benefits
                                        ----------------------  --------------------
                                           2002    2001    2000   2002   2001   2000
                                        ------  ------  ------  -----  -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.8  $ 13.9  $ 12.5  $ 1.4  $ 2.6  $ 2.1
Interest cost..........................   26.8    28.8    26.1    5.1    6.2    5.7
Expected return on plan assets.........  (27.1)  (29.8)  (29.0)    --     --     --
Amortization of prior service cost.....   (2.4)    0.2     0.2     --     --     --
Recognized net actuarial (gains) losses    0.2     0.2    (2.0)  (0.4)  (0.4)  (0.7)
                                        ------  ------  ------  -----  -----  -----
Net periodic benefit cost.............. $ 15.3  $ 13.3  $  7.8  $ 6.1  $ 8.4  $ 7.1
                                        ======  ======  ======  =====  =====  =====

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capital cost of covered benefits (i.e. health care cost trend rate) of 10.0% for 2002. It further assumes the rate will gradually decrease to 5.0% by 2014 and remain at that level. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefits obligation as of December 31, 2002 and 2001 by $6.2 million and $5.7 million, respectively. The aggregate of the estimated service and interest cost components of net periodic postretirement benefits cost for the year ended December 31, 2002 and 2001 would increase by $0.5 million and $0.7 million, respectively.

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $1.0 million, $2.8 million and $4.2 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

401(k) Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its U.S. employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. As a result of LNC attaining the goals established under the three-year long-term incentive plan for 1998 through 2000, an additional match was made in 2001 on a participant's 2000 pre-tax contribution, not to exceed 6% of base pay, multiplied by 50%. LNL's expense for the 401(k) plan amounted to $12.6 million, $13.5 million and $21.0 million in 2002, 2001 and 2000, respectively.

Deferred Compensation Plans
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense (income) for these plans amounted to $(3.6) million, $(2.9) million and $3.0 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's employer matching contributions, as well as changes in the measurement of LNL's liabilities under these plans.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Lincoln National Life Insurance Company

In connection with the acquisition of the block of individual life insurance and annuity business from CIGNA, LNL assumed the liability for an unfunded contributory deferred compensation plan covering certain former CIGNA employees and agents. These participants became immediately eligible for the LNC contributory deferred compensation plans, and therefore this plan was frozen as to future deferrals as of January 1, 1998. Effective January 1, 2001, this frozen plan was merged into the LNC contributory deferred compensation plans and the associated expenses for 2002, 2001 and 2000 are included in those plan expenses disclosed above.

LNL's total liabilities associated with these plans were $103.7 million and $101.4 million at December 31, 2002 and 2001, respectively.

Incentive Plans
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans to LNL employees and agents are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program for agents. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for its agents in the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized by LNL for the SAR program for 2002, 2001 and 2000 was $(0.7) million, $4.8 million and $3.1 million, respectively. The mark-to-market gain
(loss) recognized through net income on call options on LNC stock for 2002, 2001 and 2000 was $(6.7) million, $0.8 million and $1.3 million, respectively. The SAR liability at December 31, 2002 and 2001 was $3.7 million and $6.5 million, respectively.

Through 2002, LNL recognized compensation expense for LNC stock option grants to LNL employees and agents using the intrinsic value method of accounting and provided the required pro forma information for stock options granted after December 31, 1994. Accordingly, no compensation expense has been recognized for stock option incentive plans through 2002. Had compensation expense for LNC stock option grants to LNL employees been determined based on the estimated fair value at the grant dates for awards under those plans, LNL's pro forma net income for the last three years (2002, 2001 and 2000) would have been $39.8 million, $479.9 million and $639.4 million, respectively (a decrease of $9.2 million, $16.2 million and $9.5 million, respectively).

The above effects on pro forma net income of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net income for future years due to factors such as the vesting period of the stock options and the potential for issuance of additional stock options in future years.

The fair value of options used as a basis for the pro forma disclosures, shown above, was estimated as of the date of grant using a Black-Scholes option-pricing model. Included in the above pro forma decrease in net income for 2001 was $5.9 million after-tax of stock option expense related to the former Reinsurance segment.

On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under FAS 123. FAS 148, issued on December 31, 2002, provides for alternative methods of transition for entities that change to the fair value method of accounting for stock-based compensation. LNC will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003; therefore, LNL will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements.

Effective January 1, 2003, LNC's stock option employee compensation plan and long-term cash incentive compensation plan were revised and combined to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. The performance measures for the initial grant under the new plan will be calculated over a three-year period from grant date and will compare LNC's performance relative

The Lincoln National Life Insurance Company to a selected group of peer companies. Comparative performance measures will include relative growth in earnings per share, return on equity and total share performance. Certain participants in the new plans will select from seven different combinations of stock options, performance shares and cash in determining the form of their award. Other participants will have their award paid in performance shares. This plan will replace the current LNC stock option plan.

Information with respect to LNC stock options outstanding for LNL employees and agents at December 31, 2002 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2002          (Years)       Exercise Price       2002           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       94,042          0.87            $19.80           94,042         $19.80
 21- 30    1,515,448          6.12             25.43        1,038,904          25.76
 31- 40      285,735          6.95             35.23          163,785          35.89
 41- 50    2,512,254          6.49             43.66        1,721,058          43.67
 51- 60    2,231,192          7.58             51.38        1,017,538          50.84
-------    ---------                                        ---------
$10-$60    6,638,671                                        4,035,327
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                    Year Ended December 31
                                                    2002    2001    2000
                                                    ------  ------  -----
     Dividend yield................................    2.5%    2.8%   4.6%
     Expected volatility...........................   39.6%   40.0%  39.2%
     Risk-free interest rate.......................    4.5%    4.6%   6.5%
     Expected life (in years)......................    4.2     4.2    4.9
     Weighted-average fair value per option granted $16.00  $13.38  $7.84

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2000..........  5,994,960      $39.88     2,143,460     $30.25
Granted-original....................  1,970,665       26.04
Granted-reloads.....................     40,278       45.99
Exercised (includes shares tendered)   (372,902)      21.98
Forfeited...........................   (464,048)      45.18
                                     ----------      ------     ---------     ------
Balance at December 31, 2000........  7,168,953      $36.69     2,813,438      13.92
                                     ==========      ======     =========     ======
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------     ---------     ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======     =========     ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------     ---------     ------
Balance at December 31, 2002........  6,638,671      $41.39     4,035,327     $40.00
                                     ==========      ======     =========     ======

The Lincoln National Life Insurance Company

Information with respect to the LNC incentive plan SARs outstanding for LNL agents at December 31, 2002 is as follows:

                SARs Outstanding                                 SARs Exercisable
-        ------------------------------- ---------------- -------------------------------
-----------------------------------------------------------------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2002          (Years)       Exercise Price       2002       Exercise Price
-----------------------------------------------------------------------------------------
$21-$30      487,710          2.19            $24.72         183,364          $24.72
 31- 40        3,875          2.45             36.98           1,788           36.90
 41- 50      518,588          3.20             43.57         115,956           43.59
 51- 60      372,075          4.20             52.10              --              --
-------    ---------                                         -------
$10-$60    1,382,248                                         301,108
=======    =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan for 2002, 2001 and 2000 were as follows:

                                                   2002    2001    2000
                                                  ------  ------  ------
      Dividend yield.............................    2.7%    2.7%    3.8%
      Expected volatility........................   29.5%   42.0%   46.0%
      Risk-free interest rate....................    5.0%    5.5%    7.3%
      Expected life (in years)...................    5.0     5.0     5.0
      Weighted-average fair value per SAR granted $10.86  $18.84  $14.62

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                          SARs Outstanding           SARs Exercisable
                                     --------------------------- ------------------------
                                                Weighted-Average         Weighted-Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ---------  ---------------- ------- ----------------
Balance at January 1, 2000..........        --       $   --           --      $   --
Granted-original....................   866,168        24.94
Exercised (includes shares tendered)   (72,823)       24.72
Forfeited...........................   (42,293)       25.19
                                     ---------       ------      -------      ------
Balance at December 31, 2000........   751,052        24.94       82,421       24.72
                                     =========       ======      =======      ======
Granted-original....................   544,205        43.51
Exercised (includes shares tendered)  (142,785)       24.74
Forfeited...........................   (27,381)       28.92
                                     ---------       ------      -------      ------
Balance at December 31, 2001........ 1,125,091        33.85      102,710       25.02
                                     =========       ======      =======      ======
Granted-original....................   383,675        51.95
Exercised (includes shares tendered)   (90,818)       28.57
Forfeited...........................   (35,700)       34.95
                                     ---------       ------      -------      ------
Balance at December 31, 2002........ 1,382,248       $39.20      301,108      $32.06
                                     =========       ======      =======      ======

Restricted LNC stock (non-vested stock) awarded to LNL employees and agents from 2000 through 2002 was as follows:

                                                     Year Ended December 31
                                                       2002   2001    2000
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  46,500  32,639  80,929
   Weighted-average price per share at time of grant $ 33.55 $ 45.59 $ 39.64

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for The Lincoln National Life Insurance Company (the "Company") and its insurance subsidiaries excluding the insurance subsidiaries sold to Swiss Re in 2001 was $(0.252) billion, $0.197 billion and $0.621 billion for 2002, 2001 and 2000, respectively. On December 7, 2001, Swiss Re acquired LNC's reinsurance operations. The trans-

action structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNC's reinsurance operations.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company and its insurance

The Lincoln National Life Insurance Company subsidiaries was $2.6 billion and $3.5 billion for December 31, 2002 and 2001, respectively.

The National Association of Insurance Commissioners revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. The impact of these changes to the Company and its insurance subsidiaries' statutory-based capital and surplus as of January 1, 2001 was not significant.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, the Company's statutory earned surplus was negative.

The Company and its insurance subsidiaries are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. Generally, these restrictions pose no short-term liquidity concerns for LNC. As a result of negative statutory earned surplus, the Company was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, the Company received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from the Company's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNC's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for the Company at December 31, 2001.

In general, dividends are not subject to prior approval from the Commissioner provided the Company's statutory earned surplus is positive and such dividends do not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by the Company to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus the statutory loss in 2002, the Company's statutory earned surplus is negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, any dividend(s) paid by the Company in 2003 will be subject to prior approval from the Commissioner. As occurred in 2001, dividends approved and paid while statutory earned surplus is negative will be classified as a reduction to paid-in-capital.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisition and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNC's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2002, 2001 and 2000 was $55.5 million, $63.2 million and $61.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                                2003...... $50.7
                                2004......  49.8
                                2005......  49.2
                                2006......  46.2
                                2007......  44.7
                                Thereafter  48.6

The Lincoln National Life Insurance Company

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Annual costs are dependent on usage but are expected to range from $60.0 million to $70.0 million.

Insurance Ceded and Assumed

LNL's insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10.0 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have also been co-insured with other companies to limit LNC's exposure to interest rate risks. At December 31, 2002, the reserves associated with these reinsurance arrangements totaled $2,009.0 million. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL's insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

Vulnerability from Concentrations

At December 31, 2002, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2002, 28% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.2 million. Also at December 31, 2002, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position. Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. In 2002, the American Legacy Variable Annuity product line sold through AFD accounted for about 15% of LNL's total gross annuity deposits. In addition, the American Legacy Variable Annuity product line represents approximately 31% of LNL's total gross annuity account values at December 31, 2002. Recently, LNL and AFD have agreed to transition the wholesaling of American Legacy to LFD. Currently, AFD uses wholesalers who focus on both American Funds mutual funds as well as the American Legacy Variable Annuity products. Segment management believes that this change to a dedicated team focused on key broker/dealer relationships developed in conjunction with AFD, should lead to renewed growth in American Legacy Variable Annuity sales.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled their claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNC's sale of its former reinsurance business to Swiss Re, refer to the discussion within
Note 11, "Acquisitions and Divestitures."

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $9.0 million and $10.3 million were outstanding at December 31, 2002 and 2001, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through

The Lincoln National Life Insurance Company certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps, interest rate caps and swaptions. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. Call options on the S&P 500 index were used for reinsurance programs and as a result of the acquisition by Swiss Re of LNC's reinsurance operations in December 2001, this equity market risk management strategy was terminated. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings above S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNC is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa2. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of LNL's derivative activities. LNC's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

The Lincoln National Life Insurance Company

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                           Assets (Liabilities)
                                                                      ------------------------------
                                                       Notional or    Carrying Fair   Carrying Fair
                                                     Contract Amounts  Value   Value   Value   Value
                                                     ---------------  -------- -----  -------- -----
                                                       December 31      December 31    December 31
                                                      2002     2001     2002   2002     2001   2001
                                                     -------  ------- -------- -----  -------- -----
                                                                     (in millions)

                                                     ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements...................... 1,276.8  1,258.8  $ 4.7   $ 4.7   $ 0.6   $ 0.6
  Swaptions.........................................   180.0  1,752.0    0.0     0.0     0.1     0.1
  Interest rate swap agreements.....................   429.1    335.1   51.9    51.9    21.0    21.0
                                                     -------  -------  -----   -----   -----   -----
    Total interest rate derivative instruments...... 1,885.9  3,345.9   56.6    56.6    21.7    21.7
Foreign currency derivative instruments:
  Foreign currency swaps............................    61.5     94.6   (2.4)   (2.4)    5.9     5.9
                                                     -------  -------  -----   -----   -----   -----
    Total foreign currency derivative instruments...    61.5     94.6   (2.4)   (2.4)    5.9     5.9
Credit derivative instruments:
  Credit default swaps..............................    26.0     29.0    0.9     0.9     0.9     0.9
Equity indexed derivative instruments:
  Call options (based on LNC Stock).................     1.3      1.1    7.4     7.4    20.5    20.5
                                                     -------  -------  -----   -----   -----   -----
    Total equity indexed derivative instruments.....     1.3      1.1    7.4     7.4    20.5    20.5
Embedded derivatives per FAS 133....................      --       --    2.3     2.3     0.3     0.3
                                                     -------  -------  -----   -----   -----   -----
    Total derivative instruments.................... 1,974.7  3,470.6  $64.8   $64.8   $49.3   $49.3
                                                     =======  =======  =====   =====   =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------- -------------
                                December 31       December 31     December 31
                               2002     2001     2002     2001    2002    2001
                             -------  -------  --------  ------- -----   ------
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,258.8  1,558.8   1,752.0  1,752.0 335.1    708.2
New contracts...............   800.0       --        --       -- 146.6       --
Terminations and maturities.  (782.0)  (300.0) (1,572.0)      -- (52.6)  (373.1)
                             -------  -------  --------  ------- -----   ------
Balance at end-of-year...... 1,276.8  1,258.8     180.0  1,752.0 429.1    335.1
                             =======  =======  ========  ======= =====   ======

                                                Foreign Currency
                                                Swap Agreements
                                                ---------------
                                                 December 31
                                                 2002    2001
                                                 -----   ------
                                                (in millions)
                                                ---------------
                   Balance at beginning-of-year  94.6     37.5
                   New contracts...............    --     80.9
                   Terminations and maturities. (33.1)   (23.8)
                   Foreign exchange adjustment.    --       --
                                                 -----   -----
                   Balance at end-of-year......  61.5     94.6
                                                 =====   =====

The Lincoln National Life Insurance Company

                                                    Call Options Call Options
                                     Credit Default  (Based on    (Based on
                                       Swaps            S&P)     LNC Stock)
                                     -------------- ------------ -----------
                                     December 31    December 31  December 31
                                     2002    2001   2002  2001   2002   2001
                                     ----    ------ ---- ------  ----   ----
                                                (in millions)
                                     --------------------------------------
        Balance at beginning-of-year 29.0    29.0    --   183.3   1.1    0.6
        New contracts...............   --      --    --   141.9   0.3    0.6
        Terminations and maturities. (3.0)     --    --  (325.2) (0.1)  (0.1)
                                      ----    ----   --  ------  ----   ----
        Balance at end-of-year...... 26.0    29.0    --      --   1.3    1.1
                                      ====    ====   ==  ======  ====   ====

                                                Total Return Swaps
                                                December 31
                                                ------------------
                                                2002     2001
                                                ------- ---------
                                                (in millions)
                                                ------------------
                   Balance at beginning-of-year  --         --
                   New contracts...............  --      190.0
                   Terminations and maturities.  --     (190.0)
                                                 --      ------
                   Balance at end-of-year......  --         --
                                                 ==      ======

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2002 and 2001, LNL recognized a net gain of $2.5 million after-tax and a net loss of $6.0 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2002 and 2001, LNL recognized a gain of $8.8 million after-tax and $4.9 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $0.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2002, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging

The Lincoln National Life Insurance Company foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2003 through 2006.

Call Options on LNC Stock
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

Total Return Swaps
LNL used total return swaps in 2001 to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives a floating rate of interest. As of December 31, 2002, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2002, $13.7 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. The amount reclassed from accumulated OCI to earnings for derivative instruments was $16.1 million and $9.7 million for the year ended December 31, 2002 and 2001, respectively. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2003 through 2007, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions
Swaptions, which expire in 2003, entitle LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provide an economic hedge of the annuity line of business. However, the swaptions are not linked to specific assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the swaptions do not qualify for hedge accounting under FAS 133.

Credit Default Swaps
LNL uses credit default swaps which expire in 2003 through 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on S&P 500 Index
Prior to Swiss Re's acquisition of LNC's reinsurance operation in December 2001, LNL used S&P 500 index call options to offset the increase in its liabilities resulting from certain reinsurance agreements which guaranteed payment of the appreciation of the S&P 500 index on certain underlying annuity products. The call options provided LNL with settlement payments from the counterparties on specified expiration dates. The payment, if any, was the percentage increase in the index, over the strike price defined in the contract, applied to the notional amount. The S&P 500 call options provided an economic hedge of the reinsurance liabilities, but the hedging relationship was not eligible for hedge accounting treatment under FAS 133.

The Lincoln National Life Insurance Company

Call Options on LNC Stock
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133.

Derivative Instrument Embedded in Deferred Compensation Plan
LNC has certain deferred compensation plans that have embedded derivative instruments. LNL's liability related to these plans varies based on the investment options selected by its participants. The liability related to certain investment options selected by the participants is marked to market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2001 through December 31, 2002 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2002, there are no outstanding positions in these derivative instruments.

Additional Derivative Information
Income and (expenses) for the agreements and contracts described above amounted to $12.2 million, $3.5 million and $(7.3) million in 2002, 2001 and 2000, respectively. The increase in income for 2002 was primarily because of payments received on interest rate swaps. The increase in 2001 was primarily because under FAS 133 premiums for caps and swaptions are no longer amortized.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2002, the exposure was $62.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps and total return swaps; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance

The Lincoln National Life Insurance Company sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term Debt and Surplus Notes Due LNC
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               ----------------------------------------------------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2002         2002          2001         2001
                                                               ----------------------------------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,310.9   $ 31,310.9    $ 26,944.9   $ 26,944.9
  Equity securities...........................................        207.7        207.7         258.7        258.7
  Mortgage loans on real estate...............................      4,199.7      4,672.5       4,527.3      4,682.6
  Policy loans................................................      1,937.7      2,109.4       1,931.1      2,089.5
  Derivative Instruments......................................         64.8         64.8          49.3         49.3
  Other investments...........................................        377.7        377.7         507.0        507.0
  Cash and invested cash......................................      1,246.5      1,246.5       2,818.4      2,818.4
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (20,175.0)   (20,408.3)    (18,220.7)   (18,261.5)
  Remaining guaranteed interest and similar contracts.........       (112.6)      (120.3)       (123.5)      (129.8)
  Short-term debt.............................................       (103.7)      (103.7)       (261.8)      (261.8)
  Surplus notes payable to LNC................................     (1,250.0)    (1,125.4)     (1,250.0)      (962.0)
  Guarantees..................................................         (0.4)          --          (0.3)          --
  Investment commitments......................................           --          0.9            --         (5.3)

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $486.0 million and $338.9 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information

LNL has two business segments: Lincoln Retirement (formerly known as the Annuities segment) and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain is within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life insurance (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are currently distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., unallocated overhead expenses including interest on short-term and long-term borrowings and the operations of the Fort Wayne, Indiana based 401(k) business; LFA and LFD in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

The Lincoln National Life Insurance Company

Financial data by segment for 2000 through 2002 is as follows:

                                                                                            Year Ended December 31
                                                                                           2002      2001      2000
                                                                                         --------  --------  --------
                                                                                                 (in millions)
                                                                                         ----------------------------
Revenue, Excluding Net Investment Income and Net Realized Gain (Loss) on Investments and
 Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $  552.4  $  663.1  $  745.4
  Life Insurance........................................................................    982.6     987.3     964.9
  Other Operations......................................................................    558.3   1,835.5   1,738.7
  Consolidating adjustments.............................................................   (228.4)   (228.1)   (223.5)
                                                                                         --------  --------  --------
Total................................................................................... $1,864.9  $3,257.8  $3,225.5
                                                                                         ========  ========  ========
Net Investment Income:
  Lincoln Retirement.................................................................... $1,424.2  $1,370.0  $1,393.5
  Life Insurance........................................................................    899.1     910.2     871.5
  Other Operations......................................................................    186.2     274.0     321.8
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $2,509.5  $2,554.2  $2,586.8
                                                                                         ========  ========  ========
Realized Gain (Loss) on Investments and Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $ (195.3) $  (64.8) $   (5.2)
  Life Insurance........................................................................    (96.7)    (56.9)    (17.4)
  Other Operations......................................................................     18.5       5.1      (1.7)
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $ (273.5) $ (116.6) $  (24.3)
                                                                                         ========  ========  ========
Income (Loss) before Federal Income Taxes and Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $   (3.7) $  312.8  $  438.0
  Life Insurance........................................................................    298.7     369.8     392.7
  Other Operations......................................................................   (337.5)    (14.7)     51.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (42.5) $  667.9  $  881.7
                                                                                         ========  ========  ========
Federal Income Tax Expense (Benefit):
  Lincoln Retirement.................................................................... $  (58.6) $   36.3  $   79.4
  Life Insurance........................................................................     89.7     131.2     143.4
  Other Operations......................................................................   (122.6)    (11.3)     10.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (91.5) $  156.2     232.8
                                                                                         ========  ========  ========
Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $     --  $   (7.3) $     --
  Life Insurance........................................................................       --      (5.5)       --
  Other Operations......................................................................       --      (2.8)       --
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $     --  $  (15.6) $     --
                                                                                         ========  ========  ========
Net Income (Loss):
  Lincoln Retirement.................................................................... $   54.9  $  269.2  $  358.6
  Life Insurance........................................................................    209.0     233.1     249.3
  Other Operations......................................................................   (214.9)     (6.2)     41.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total Net Income........................................................................ $   49.0  $  496.1  $  648.9
                                                                                         ========  ========  ========

                                                December 31
                                         2002       2001      2000
                                       --------- ---------  ---------
                                               (in millions)
                                       ------------------------------
          Assets:
            Lincoln Retirement........ $52,827.2 $56,888.2  $60,267.1
            Life Insurance............  19,591.6  18,409.7   17,939.1
            Other Operations..........  11,517.3  14,181.4   11,546.1
            Consolidating adjustments.     186.8      (1.3)     112.6
                                       --------- ---------  ---------
          Total Assets................ $84,122.9 $89,478.0  $89,864.9
                                       ========= =========  =========

The Lincoln National Life Insurance Company

During 2000, management initiated a plan to change the operational and management reporting structure of its wholesale distribution organization. Beginning with the quarter ended March 31, 2001, LFD, the wholesaling arm of LNL's distribution network, was reported within Other Operations. Previously, LNL's wholesaling efforts were conducted separately within the Lincoln Retirement and Life Insurance segments.

Also, in the fourth quarter of 2000, a decision was made to change the management reporting and operational responsibilities for First Penn's Schaumburg, Illinois annuities business. Beginning with the quarter ended March 31, 2001, the financial reporting for First Penn's annuities business was included in the Lincoln Retirement segment. This business was previously managed and reported in the Life Insurance segment.

LNL has an immaterial amount of foreign operations reported in its segments. Foreign intracompany revenues are not significant.

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issued and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2002       2001
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,518.7  $27,203.6
         Cost of securities available-for-sale..  29,943.0   26,860.5
                                                 ---------  ---------
         Unrealized gain........................   1,575.7      343.1
         Adjustments to deferred acquisition
          costs.................................    (418.4)     (81.3)
         Amounts required to satisfy
          policyholder commitments..............     (58.7)        --
         Foreign currency exchange rate
          adjustment............................       9.8         --
         Deferred income credits (taxes)........    (405.3)     (89.8)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   703.1  $   172.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2002    2001   2000
                                               ---------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $774.4  $381.3 $289.8
           Less: reclassification adjustment
            for gains (losses) included in net
            income (1)........................  (72.1)   36.2  (65.4)
           Less: Federal income tax expense
            (benefit).........................  315.4   120.1  (92.3)
                                               ------  ------ ------
           Net Unrealized gain on securities
            available-for-sale, net of
            reclassification and Federal
            income tax expense (benefit)...... $531.1  $225.0 $447.5
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity for 2002 and 2001 is net of Federal income tax expense (benefit) of $(1.2) million and $12.6 million ($9.5 million of the tax expense for 2001 relates to the transition adjustment recorded in the first quarter of 2001 for the adoption of FAS 133), respectively, and adjustments to deferred amortization costs of $1.6 million and $23.8 million ($18.3 million of the adjustments for 2001 relate to the transition adjustment recorded for the adoption of FAS 133), respectively.

The Lincoln National Life Insurance Company
Notes to Consolidated Financial Statements (continued)

--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. AMG, a strategic partner of LNL's Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 400 other clients nationwide. As of December 31, 2002, the application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNC's internal capital allocation models, the disposition of LNC's reinsurance operation has freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. Two of the stock companies sold, LNH&C and LNRAC, were wholly-owned subsidiaries of the Company. At the time of closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing by LNL. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized in earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were included in "Other Operations." During December 2001, LNL recognized in Other Operations $4.3 million ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002 LNC and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNC's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNC following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNC's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNC has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of its legal liabilities to the underlying ceding companies with respect to the portion of the business reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance line of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). During 2002, LNL amortized $46.2 million after-tax ($71.1 million pre-tax) of the deferred gain. An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized due to a novation of certain Canadian business during 2002.

Through December 31, 2002, of the original $1.84 billion in proceeds received by LNL, approximately $0.52 billion was paid for taxes and deal expenses and approximately $0.825 billion was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNC's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to the personal accident business, the reserves related to this exited business line carried on LNL's balance sheet at December 31, 2002 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re

The Lincoln National Life Insurance Company and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2002 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 and the year ended December 31, 2000 were included in "Other Operations."

Earnings from LNL's reinsurance operations were as follows:

                                                                                         Year Ended December 31
                                                                                  -------------------------------------
                                                                                  Eleven Months Ended    Year Ended
                                                                                   November 30, 2001  December 31, 2000
                                                                                  ------------------- -----------------
                                                                                              (in millions)
                                                                                  -------------------------------------
Revenue..........................................................................      $1,521.0           $1,532.2
Benefits and Expenses............................................................       1,383.5            1,384.8
                                                                                       --------           --------
  Income before Federal Income Taxes and Cumulative Effect of Accounting Changes.         137.5              147.4
Federal Income Taxes.............................................................          45.6               44.3
                                                                                       --------           --------
  Income before Cumulative Effect of Accounting Changes..........................          91.9              103.1
Cumulative Effect of Accounting Changes (after-tax)..............................          (2.4)                --
                                                                                       --------           --------
  Net Income.....................................................................         $89.5           $  103.1
                                                                                       ========           ========

--------------------------------------------------------------------------------
12. Restructuring Charges

In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNC's reinsurance operations.

During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used.

The Syracuse restructuring charge was recorded in the first quarter of 2001. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The Lincoln National Life Insurance Company

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) and were included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the FPP restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNC's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $29.8 million have been expended or written off for the three remaining plans through December 31, 2002. As of December 31, 2002, a balance of $0.9 million remains in the restructuring reserves for these plans and is expected to be utilized in the completion of the plans. Details of each of these 2001 restructuring plans are provided below.

During the first quarter of 2001, LNL recorded a restructuring charge in its Lincoln Retirement segment of $0.65 million ($1.0 million pre-tax). The objective of this restructuring plan was to consolidate the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

During the second quarter of 2001, LNL recorded restructuring charges in its Lincoln Retirement and Life Insurance segments of $0.63 million ($0.97 million pre-tax) and $2.03 million ($3.12 million pre-tax), respectively, related to a restructuring plan for the Schaumburg, Illinois operations of First Penn-Pacific. The objective of this plan was to eliminate duplicative functions in Schaumburg, Illinois by transitioning them into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut, respectively, in order to reduce ongoing operating costs. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $3.19 million related to the elimination of 27 positions and (2) other costs of $0.9 million. Actual pre-tax costs totaling $3.7 million have been expended or written-off and 26 positions have been eliminated under this plan through December 31, 2002. In the second quarter of 2002, $0.1 million of the original charge for this plan was reversed. As of December 31, 2002, a balance of $0.3 million remains in the restructuring reserve for this plan. Expenditures under this plan are expected to be completed in the first quarter of 2004.

During the second quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $1.2 million ($1.8 million pre-tax). The objectives of this restructuring plan were to reorganize the life wholesaling function with the independent planner distribution channel, consolidate retirement wholesaling territories, and streamline the marketing and communications functions. The restructuring plan identified severance and termination benefits of $1.8 million (pre-tax) related to the elimination of 33 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $1.8 million were expended and 26 positions were eliminated under this plan.

During the fourth quarter of 2001, LNL recorded a restructuring charge in its Life Insurance segment of $1.5 million ($2.3 million pre-tax). The objectives of this restructuring plan were to reorganize and consolidate the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business. The restructuring plan identified severance and termination benefits of $2.3 million (pre-tax) related to the elimination of 36 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $2.3 million were expended and 36 positions were eliminated under this plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million.

During the fourth quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $2.5 million ($3.8 million pre-tax). The objectives of this restructuring plan were to combine channel oversight, position LFD to take better advantage of ongoing "marketplace consolidation" and to expand the customer base of wholesalers in certain territories. The restructuring plan identified severance and termination benefits of $3.8 million (pre-tax) related to the elimination of 63 positions. Actual pre-tax costs totaling $3.8 million have been expended and 62 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of less than $0.1 million remains in the re-

The Lincoln National Life Insurance Company structuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in the first quarter of 2003.

During the fourth quarter of 2001, LNL recorded a restructuring charge in "Other Operations" of $15.8 million ($24.4 million pre-tax). The objectives of this restructuring plan were to consolidate operations and reduce excess space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.3 million related to the elimination of 9 positions; (2) write-off of leasehold improvements of $3.2 million and (2) other costs of $20.9 million primarily related to termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). In the third quarter of 2002, $1.5 million of the original charge for this plan was reversed due to LNL's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $22.3 million have been expended and 19 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.6 million remains in the restructuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in 2004. LNL estimates an annual reduction in future operating expenses of $4.6 million (pre-tax) after the plan is fully implemented.

During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring plan implemented to achieve these objectives included aggregate pre-tax costs of $1.6 million, which included $1.4 million for employee severance and $0.2 million for employee outplacement relative to 49 eliminated positions. Actual pre-tax costs totaling $0.9 million have been expended and 49 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.7 million remains in the restructuring reserve for this plan. The plan is expected to be completed in the third quarter of 2003.

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2002 and 2001 include LNL's participation in a short-term investment pool with LNC of $257.2 million and $310.9 million, respectively. Related investment income amounted to $5.1 million, $15.1 million and $26.2 million in 2002, 2001 and 2000, respectively. Short-term debt at December 31, 2002 and 2001 of $103.7 million and $261.8 million, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $2.6 million and $2.2 million in 2002, 2001 and 2000, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.25 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2002, 2001 and 2000.

Beginning in 2001, a transfer pricing arrangement was put in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $16.3 million and $12.7 million from DMH for transfer pricing in 2002 and 2001, respectively.

LNL paid fees of $95.3 million, $98.3 million and $105.0 million to DMH for investment management services in 2002, 2001 and 2000, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation which utilizes income and equity of the business units. These activities with affiliated companies resulted in a net payment of $79.7 million, $65.2 million and $44.9 million in 2002, 2001 and 2000, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Although no new reinsurance transactions have been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re, there are certain reinsurance deals between LNL and affiliates that were in place at the time of the sale and continue to be in place as of December 31, 2002. As of December 31, 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted and exclude premiums ceded with other affiliated companies as follows:

                                       Year Ended December 31
                                        2002   2001    2000
                                       ------  ------- ------
                                          (in millions)
                                       ----------------------
                     Insurance assumed $   --. $  0.6. $ 1.2.
                     Insurance ceded..  100.4.  145.9.  98.1.

The Lincoln National Life Insurance Company

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                       December 31
                                                       2002  2001
             -                                        ------ ------
                                                      (in millions)
                                                      -------------
             Future policy benefits and claims
              assumed................................ $  4.1 $  3.9
             Future policy benefits and claims ceded.  799.7  905.6
             Amounts recoverable from reinsurers on
              paid and unpaid losses.................   21.5   76.5
             Reinsurance payable on paid losses......    5.7    5.8
             Funds held under reinsurance treaties --
              net liability..........................  735.5  968.3

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $140.2 million and $528.6 million at December 31, 2002 and 2001, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2002 and 2001, LNC had guaranteed $140.2 million and $528.6 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2002, LNL did not have any statutory surplus relief transactions with affiliates.
--------------------------------------------------------------------------------
14. Subsequent Events

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. The financial impact of the realignment will result in the Life Insurance segment incurring costs of approximately $15-$17 million after-tax during 2003.

In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. Restructuring costs under the plan are expected to be $3-$5 million after-tax and are expected to be incurred in 2003.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization. As discussed in Notes 2 and 7 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

                            PART C--OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS
--------

    (a)  LIST OF FINANCIAL STATEMENTS

         (1)   Part A.
               The Table of Condensed Financial Information is included in Part A of this Registration Statement.

         (2)   Part B.
               The following financial statements for the Variable Account are included in Part B of this Registration Statement:

               Statement of Assets and Liabilities - December 31, 2002 Statement of Operations - Year ended December 31, 2002 Statements of Changes in Net Assets - Years ended December 31,
                 2002 and 2001
               Notes to Financial Statements
               Report of Ernst & Young LLP, Independent Auditors


         (3)   Part B.

               The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

               Consolidated Balance Sheets - December 31, 2002 and 2001 Consolidated Statements of Income - Years ended December 31,
                 2002, 2001, and 2000
               Consolidated Statements of Shareholder's Equity - Years ended
                 December 31, 2002, 2001, and 2000
               Consolidated Statements of Cash Flows - Years ended December 31,
                 2002, 2001, and 2000
               Notes to Consolidated Financial Statements
               Report of Ernst & Young LLP, Independent Auditors

    (b)  LIST OF EXHIBITS

         (1) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are hereby incorporated by reference to Registration Statement on Form N-4 (File No.333-43373) filed December 29, 1997.

         (2)   N/A

         (3)   N/A

         (4)   Variable Annuity Contract

               (a) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

               (b) Unallocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

               (c) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.


               (d) Section 457 Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No.333-43373) filed on April 24, 1998.

               (e) Section 403(b) Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No.333-43373) filed on April 24, 1998.

               (f) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No.333-43373) filed on April 24, 1998.

               (g) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No.333-43373) filed on April 24, 1998.

               (h) Individual Enrollment incorporated herein by reference to Pre-Effective Amendment No. 1 (File No.333-43373) filed on April 24, 1998.

               (i) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

               (j) Amendment to 8/98 Group Deferred Variable Annuity Contract, Harris Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

               (k) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

               (l) Amendment to 8/98 Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

               (m) Amendment to 8/98 Group Deferred Variable Annuity Contract, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

               (n) Amendment to 8/98 Active Life Certificate, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

               (o) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

               (p) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

               (q) SubAccount Endorsement incorporated herein by reference to Post Effective Amendment No.5 (File No. 333-43373) filed on April 4, 2002.

               (r) SubAccount Endorsement incorporated herein by reference to Post Effective Amendment No.5 (File No. 333-43373) filed on April 4, 2002.

               (s)  Section 403(b) Annuity Endorsement.

         (5)   (a)  Application incorporated herein by reference to
                    Post-Effective Amendment No. 4 (File No. 333-43373) filed on April 11, 2001.

         (6)   (a)  Articles of Incorporation of The Lincoln National Life
                    Insurance Company are hereby incorporated by reference to Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

               (b) By-Laws of The Lincoln National Life Insurance Company are hereby incorporated by reference to Post-Effective Amendment #1 (File No. 333-40937) filed on November 9, 1998.

         (7)        N/A

         (8)   (a)(1)Services Agreement between Delaware Management Holdings,
                    Inc., Delaware Services Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

               (a)(2)Amendment incorporated herein by reference to Post
                    Effective Amendment No.5 (File No. 333-43373) filed on April 4, 2002.

               (b)  Participation Agreement/Amendments for Lincoln VIP Trust

               (c) Participation Agreement/Amendments for Delaware Group Premium Fund

               (d)  Participation Agreement/Amendments for Bankers Trust (BT)

               (e)  Participation Agreement/Amendments for Baron Capital

               (f) Participation Agreement/Amendments for Fidelity Variable Insurance Trusts

               (g)  Participation Agreement/Amendments for Janus

               (h)  Participation Agreement/Amendments for Neuberger Berman

               (i)  Participation Agreement/Amendments for Alliance

               (j)  Participation Agreement/Amendments for American Funds

               (k)  Participation Agreement/Amendment for MFS

               (l)  Participation Agreement/Amendment for Putnam

         (9) Opinion and Consent of Mary Jo Ardington, Counsel incorporated herein by reference to Pre-Effective Amendment No. 1 (File No.333-43373) filed on April 24, 1998.

        (10)   Consent of Ernst & Young LLP, Independent Auditors

        (11)   Not applicable.

        (12)   N/A


        (13) Schedule for of Computation of performance Quotations incorporated herein by reference to Pre-Effective Amendment No. 1 (File No.333-43373) filed on April 24, 1998.

        (14)   Not applicable.

        (15) Organizational Chart of Lincoln National Life Insurance Holding Company.

        (16)   Power of attorney.

Item 25.            DIRECTORS AND OFFICERS OF THE DEPOSITOR
--------

The following list contains the officers and the directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account Q as well as the Contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                           Positions and Offices

Jon A. Boscia**                President and Director
Lorry J. Stensrud*             Chief Executive Officer of Annuities,
                               Executive Vice President, and Director
John H. Gotta***               Chief Executive Officer of Life Insurance,
                               Executive Vice President, and Director
Gary W. Parker***              Senior Vice President
Cynthia A. Rose*               Secretary and Assistant Vice President
Eldon J. Summers*              Second Vice President and Treasurer
Richard C. Vaughan**           Director
Janet Chrzan*                  Senior Vice President, Chief Financial Officer
                               and Director
Elizabeth Frederick*           Senior Vice President and General Counsel
Bradley R. Skarie*             Acting Director of Annuities Compliance
Christine Frederick***         Director of Life Compliance
See Yeng Quek****              Chief Investment Officer and Director
Barbara S. Kowalczyk**         Director
Jude T. Driscoll****           Director

* Principal business address is 1300 South Clinton Street, Fort Wayne, IN 46802-3506
** Principal business address is Center Square West Tower, 1500 Market Street - Suite 3900, Philadelphia, PA 19102-2112
***    Principal business address is 350 Church Street, Hartford, CT 06103
**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26.
--------

                      PERSONS CONTROLLED BY OR UNDER COMMON
                   CONTROL WITH THE DEPOSITOR OR REGISTRANT

     See Exhibit 15: The organizational chart of The Lincoln National Insurance Holding Company System.

Item 27.
--------

                            NUMBER OF CONTRACT OWNERS


As of February 28, 2003 there were 124 CONTRACT OWNERS under Lincoln Life Variable Annuity Account Q, with approximately 4067 participants.


Item 28.
--------

                          INDEMNIFICATION--UNDERTAKING

     (a) Brief description of indemnification provisions.

         In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

         In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the rights of, LNL.

         Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.
--------

                              PRINCIPAL UNDERWRITER

     (a) Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T, Lincoln Life Variable Annuity Account W, Lincoln National Variable Annuity Account 53.

     (b) See Item 25.


     (c) N/A


Item 30.
--------

                        LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by the Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31.  Management Services
--------  Not Applicable.

Item 32.  Undertakings
--------

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) The Lincoln National Life Insurance company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

Item 33.
--------

     For Contracts sold in connection with the Texas Option Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 2nd day of April, 2003.

                                  LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q
                                  (Registrant)
                                  Group Multi-Fund


                                  By: /s/ Ronald L. Stopher
                                      -----------------------------------------
                                      Ronald L. Stopher
                                      Vice President, The Lincoln National Life
                                        Insurance Company


                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                      (Depositor)

                                  By: /s/ Rise' C. M. Taylor
                                      -----------------------------------------
                                      Rise' C. M. Taylor
                                      (Signature-Officer of Depositor)
                                      Vice President, The Lincoln National Life
                                        Insurance Company
                                      (Title)


(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 2, 2003.

Signature                                  Title
---------                                  -----

*                                          President and Director
------------------------------             (Principal Executive Officer)
Jon A. Boscia

*                                          Executive Vice President,
------------------------------             Chief Executive Officer of
Lorry J. Stensrud                          Lincoln Retirement, and Director


*                                          Senior Vice President, Chief
------------------------------             Financial Officer and Director
Janet Chrzan                               (Principal Accounting Officer and
                                           Principal Financial Officer)


*                                          Director
------------------------------
Barbara S. Kowalczyk

*                                          Executive Vice President,
------------------------------             Chief Executive Officer of
John H. Gotta                              Life Insurance, and Director


*                                          Director
------------------------------
Richard C. Vaughan

*                                          Director
------------------------------
Jude T. Driscoll

*                                          Chief Investment Officer and Director
------------------------------
See Yeng Quek


*By /s/ Rise' C. M. Taylor                 Pursuant to a Power of Attorney
-----------------------------------
Rise' C. M. Taylor